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MERRILL LYNCH SERIES FUND, INC.
-----------------------------------------

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
US TREASURY SECURITIES, SERIES A, B, C, D, E,
F, G, H, I, J, AND K

1997 ANNUAL REPORT
DECEMBER 31, 1997
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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

We are pleased to submit this annual report for Merrill Lynch Series Fund, Inc., in which we summarize the investment performance of each Portfolio and outline our views on the investment environment. Performance information for each Portfolio in Merrill Lynch Series Fund, Inc., excluding the Money Reserve Portfolio, can be found in the tables on pages 10-16 of this report to shareholders.

BALANCED PORTFOLIO

As of December 31, 1997, asset allocation of Balanced Portfolio was: US bonds, 39% of net assets; US stocks, 54%; and cash reserves, 7%.

During the fiscal year ended December 31, 1997, we increased the Portfolio's US equity weighting, consistent with the increase of the maximum allowable level from 50% of net assets to 65% as provided for in the Portfolio's prospectus. This proved beneficial to the overall return of the Portfolio, given the significant outperformance of US stocks as compared to bonds and cash. Among US stocks, the strong performance of financial services equities had a positive impact on total return because this sector had the largest portfolio weighting throughout the year. We maintained the bond duration in excess of five years throughout most of 1997. This strategy enabled the Portfolio to benefit from a US bond market rally in the second half of the year.

We increased the Portfolio's exposure to US equities from 51% of net assets to 54% during the six months ended December 31, 1997. However, our concern over the widening economic problems in Asia led to a cautious attitude toward US equities. As a result, we kept our allocation to US stocks well below the maximum allowable level of 65% of net assets. Consistent with our expectation of further US interest rate declines, financial services equities continued to account for the largest concentration of assets in the US stock sector. We maintained significant representation in the areas of healthcare, technology and energy. Overall, we are increasing emphasis on the shares of companies, which, in our view, have limited potential for earnings disappointments resulting from the problems afflicting the Asian economies.

In the US bond sector, we maintained the Portfolio's average duration at 5.8 years as of December 31, 1997. Our optimistic stance toward US bonds reflected indications that inflationary pressures in the US economy were exceptionally subdued. The problems in Asian economies and a resultant slowdown in the US economy seemed likely to accentuate the trend toward lower inflation. At the same time, the rapid shrinkage, if not outright elimination, of the Federal budget deficit was expected to continue to reduce the supply of newly issued US Government securities relative to demand.

CAPITAL STOCK PORTFOLIO

As of December 31, 1997, the Portfolio's asset allocation was: US equities, 86% of net assets; foreign equities, 11%; and cash reserves, 3%.

During the year ended December 31, 1997, the overall return of the Portfolio was held down by the laggard performance of foreign equities and bonds relative to the performance of their US counterparts. The negative impact of foreign equities was limited by our reducing investments in that sector during the second half of 1997.

In the United States, the strong performance of financial service equities during the year proved to be a positive influence on the Portfolio's total return. The financial services sector accounted for the largest portion of US equities held in the Portfolio throughout the fiscal year. Strength in financial services equities offset disappointing returns for selected technology and healthcare issues, among others, which had a negative impact on the Portfolio's total return.

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1997  (Continued)
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During the second half of 1997 we became more cautious toward foreign stocks.
Our concerns over the widening economic problems in South Korea, Japan and Southeast Asia led us to reduce our allocation to foreign equities from 20% of net assets as of June 30, 1997 to 11% at December 31, 1997. We now seek to limit representation to foreign equities which we believe offer potential to add value to a primarily US portfolio.

In the US equity sector, consistent with our expectation of further US interest rate declines, financial services equities continued to account for the largest concentration of assets in the US stock sector. We maintained significant representation in the areas of healthcare, technology and energy. Overall, we are increasing emphasis on the shares of companies which, in our view, have limited potential for earnings disappointments resulting from the problems afflicting the Asian economies. On the other hand, we are reducing positions in shares of companies which appear vulnerable to earnings disappointments resulting from problems affecting developing economies. We eliminated Avon Products and Oracle Corp. on this basis.

GLOBAL STRATEGY PORTFOLIO

As of December 31, 1997, the Portfolio's asset allocation was: foreign equities, 31% of net assets; US equities, 29%; foreign bonds, 15%; US bonds, 15%; and cash reserves, 10%.

During the year ended December 31, 1997, the overall return of the Portfolio was held down by the laggard performance of foreign equities and bonds relative to the performance of their US counterparts. The negative impact of foreign equities was limited by the reduction of that sector during the second half of 1997. The decision to limit representation in Asian markets and to remain underweighted in Japanese equities further reduced the negative impact of foreign equities. As for foreign bonds, the maintenance of hedges against the European fixed-income positions during much of the year improved the Portfolio's return by limiting the negative impact of a strong US dollar versus European currencies. US equities continued to be a positive net contributor to overall Portfolio returns during 1997. The strong overall performance in the financial services sector, which was the largest single group represented among US equities, offset less favorable performance among select technology, healthcare and economically sensitive equities.

As mentioned above, during the second half of 1997 we became more cautious toward foreign stocks. Our concerns over the widening economic problems in Asia, particularly in South Korea, Japan and Southeast Asia, led us to reduce our allocation to foreign equities from 55% of net assets as of June 30, 1997 to 31% at December 31, 1997. In decreasing our foreign equity representation, Japan's relative position was reduced from an already underweighted positive relative to the unmanaged benchmark Morgan Stanley Capital International Europe, Australia and Far East Index. We were concerned that the uncertainties surrounding the Japanese financial structure and economy would limit the recovery potential in the Japanese stock market in the coming months. On the other hand, meaningful representation was maintained in Latin America and Europe where prospects appear more attractive to us.

During the six months ended December 31, 1997, we directed the newly available assets from the reduction of the foreign equity representation to US equities, US bonds and cash reserves, while the weighting in foreign bonds was little changed. Consistent with our expectation of further US interest rate declines, financial services equities continued to account for the largest concentration of assets in the US stock sector. We maintained significant representation in the areas of healthcare, technology and energy. Overall, we increased emphasis in the shares of companies which, in our view, have limited potential for earnings disappointments resulting from the problems afflicting the Asian economies.

The bulk of our foreign bond weighting remains concentrated in Europe, including Germany, France, Italy, Sweden, Denmark, Spain and the United Kingdom. During October, we became less confident

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1997  (Continued)
--------------------------------------------------------------------------------
that US dollar strength would continue against the European currencies. Given this changed assessment, we lifted the hedges against commitments in European stocks and bonds with the exception of a partial hedge against UK securities. In the Pacific Basin, our residual commitment to Japanese equities remains hedged back to the US dollar, since we expect yen weakness to continue in the coming months.

In the US bond sector, we maintained the Portfolio's average duration at 5.9 years as of December 31, 1997. Our optimistic stance toward US bonds reflected indications that inflationary pressures in the US economy were exceptionally subdued. The problems in Asian economies and a resultant slowdown in the US economy seemed likely to accentuate the trend toward lower inflation. At the same time, the rapid shrinkage, if not outright elimination, of the Federal budget deficit was expected to continue to reduce the supply of newly issued US Government securities relative to demand.

GROWTH STOCK PORTFOLIO

For the fiscal year ended December 31, 1997, Growth Stock Portfolio had a total return of +33.75%. This compares to total returns of +25.0% for the unmanaged Lipper Growth Funds Average and +33.36% for the unmanaged Standard & Poor's 500 Index. As of December 31, 1997, net assets of Growth Stock Portfolio were $333 million, up from $240.7 million as of December 31, 1996.

The absolute and relative positive total returns for Growth Stock Portfolio were primarily the result of our overweighting the communications equipment, oil services and equipment, computer software and computer industries starting in January 1997. However, there was a meaningful decline in the stock prices of individual companies in these sectors during the fourth quarter of 1997. This appears to be related to investor concerns about the possibility of recessions in Pacific Basin countries and the resulting impact on the earnings of individual communications equipment and technology companies. However, even after significant stock price declines, Growth Stock Portfolio benefited both absolutely and relatively in 1997 from positions in technology companies such as Compaq Computer Corp., SAP AG (Systeme, Anwendungen, Produkte in der Datenverarbeitung), Schlumberger Ltd., Lucent Technologies, Inc., Northern Telecom Ltd., Microsoft Corp. and Baan Company, N.V. Among the top ten equity holdings, other companies which contributed meaningfully to the positive absolute and relative performance were Federal National Mortgage Association, Travelers Group, Inc. and General Electric Co. Other company investments which were significant contributors to Portfolio performance were Albertson's, Inc., Meyer (Fred), Inc., Procter & Gamble Co., Pfizer, Inc., Cisco Systems, Inc., CVS Corporation, Walgreen Co. and El Paso Natural Gas Co.

At year-end 1997, the Portfolio's two largest industry weightings were banking and financial (10.6% of net assets) and financial services (10.2% of net assets). The top ten industries equaled 64.9% of net assets, and the top ten equity holdings equaled 32.9% of net assets. The largest equity holding was The Travelers Group, Inc. at 4.1% of net assets. The Portfolio's cash reserves were a modest 5.7% of net assets at December 31, 1997.

HIGH YIELD PORTFOLIO

For the year ended December 31, 1997, the high-yield market posted a return of +12.63% as measured by the unmanaged CS First Boston High Yield Index, outpacing a strong US Treasury bond performance of +11.10%. Yield spreads widened on average approximately 50 basis points from their highest levels at mid-year. Returns on high-yield issues reflected continued cash inflows to the market and favorable equity markets, but were dampened somewhat by concerns over potential erosion in future corporate earnings as well as a heavy new-issue calendar. The Portfolio's results were hindered by large average cash positions (10% -- 12% of total long-term investments) throughout the year and a relatively high exposure (15.4%) to emerging market issues that were hard hit by the Asian currency turmoil. Portfolio investments in Brazilian and Indonesian corporate bonds suffered the largest

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1997  (Continued)
--------------------------------------------------------------------------------
declines. However, our investments in the media and communications sectors (26.1% of net assets) outperformed other industries, benefiting Portfolio returns.

Despite recent market volatility, we believe that prospects for the high-yield market are generally favorable. The economic environment remains benign. Trends in credit quality remain positive. Merger and acquisition activity and equity issuance have strengthened credit quality for many high-yield issuers. Portfolio holdings benefiting from this trend included Brooks Fiber Properties Inc., which has agreed to be acquired by WorldCom Inc., as well as Sinclair Broadcasting Group Inc. and Fresh Del Monte Corp., which tapped the equity markets in recent months. Our favorable market view is tempered by the still modest yield pick-up obtained from investing in high-yield securities relative to US Treasury issues. The yield spread to Treasury issues continues to suggest to us that much of the good news is priced into the market.

At December 31, 1997, the average portfolio maturity was 6 years, 3 months. The Portfolio's cash position was 12.0% of net assets. Major industries in the Portfolio were: energy, 9.7%; cable-domestic, 6.4%; and wireless communications, 6.9%.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO

During the first quarter of the fiscal year, fixed-income markets fell on concerns of growing inflationary pressures. We shortened the duration of the Portfolio to 4.3 years by increasing the Portfolio's cash reserves to 6% of net assets. At the end of March, the Federal Reserve Board launched a preemptive strike against inflationary pressures by raising the Federal Funds rate by 25 basis points (0.25%). Interest rates peaked in mid-April, then dropped through the second quarter. This rally was fueled by a significant change in expectations regarding the economy and a more optimistic outlook for inflation. At this time, we decided to maintain a duration-neutral strategy for the Portfolio, based on the volatility that characterized the market. Accordingly, we set a range of 4.3 years -- 4.4 years for the Portfolio's duration. The Portfolio's performance was hurt by the relatively high percentage (5%) of the Portfolio's net assets in cash reserves in response to our concerns regarding volatility.

The market continued to rally until the middle of the summer and then fell sharply in August as a result of stronger-than-expected employment and purchasing manager reports. These data suggested substantially more robust consumer spending in the third quarter.

In the middle of September, a strong bond market rally occurred which was encouraged by low inflation data. This rally lasted through the first week of October, and was mirrored by the gains of the stock market, which soared from 7660 to 8178 as measured by the Dow Jones Industrial Average (DJIA). On October 8, 1997, Federal Reserve Board Chairman Alan Greenspan expressed concern before the House Budget Committee that the demand for labor was outpacing the supply, with the resulting pressure likely to push up wages and prices. He suggested that the Federal Reserve Board would tighten monetary policy before it would allow this to happen. Bond prices slumped, and the yield on the long-term Treasury bond jumped from 6.23% to 6.43% in three days. Then, on October 23, 1997, the Thai baht collapsed and the Asian currency markets declined rapidly. On the following Monday, the New York Stock Exchange saw the DJIA fall 554 points on a record volume of 1.2 billion shares. A worldwide flight to quality caused both foreign and domestic investors to seek shelter in the US Treasury market.

Gross domestic product (GDP) data for the third calendar quarter of 1997 were released indicating a slightly larger-than-expected increase of 3.5% as compared to 3.3% in the second calendar quarter. The GDP price deflator rose only 1.4% for the third calendar quarter against a 1.8% increase in the second calendar quarter. This was the lowest quarterly increase since the second quarter of 1964. November and December witnessed a continuation of the flight to quality into US bonds. The Treasury yield curve flattened from 53 basis points to 28 basis points between 2-year -- 30-year issues. This suggested some foreign central bank selling of issues with short-term maturities to shore up weak currencies and private sector purchasing of the long-term issues to increase dollar-denominated

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1997  (Continued)
--------------------------------------------------------------------------------
investments. At year-end, the yield on the long-term Treasury bond was 5.92%, the lowest level of the year. During this period we had extended the duration of the Portfolio to 4.5 years. This strategy enhanced the total return to +8.42% for the year ended December 31, 1997.

LONG TERM CORPORATE BOND PORTFOLIO

During the first quarter of the fiscal year, fixed-income markets fell on concerns of growing inflationary pressures. We shortened the duration of the Portfolio to 4.6 years by increasing the Portfolio's cash reserves to 9% of net assets. At the end of March, the Federal Reserve Board launched a preemptive strike against inflationary pressures by raising the Federal Funds rate by 25 basis points (0.25%). Interest rates peaked in mid-April, then dropped through the second quarter. This rally was fueled by a significant change in expectations regarding the economy and a more optimistic outlook for inflation. At this time, we decided to maintain a duration-neutral strategy for the Portfolio, based on the volatility that characterized the market. Accordingly, we set a range of 4.5 years -- 4.6 years for the Portfolio's duration. The Portfolio's performance was hurt by the relatively high percentage (9%) of the Portfolio's net assets in cash reserves in response to our concerns regarding volatility.

The market continued to rally until the middle of the summer. We extended the upper limit of our duration range to 4.7 years and lengthened our positions accordingly, primarily by reducing the Portfolio's cash reserve position to 7% of net assets. Our industrial sector and quality mixes remained neutral to the Index. The market fell sharply in August as a result of stronger-than-expected employment and purchasing manager reports. These data suggested substantially more robust consumer spending in the third quarter. The market rallied again in September on the belief that the Federal Reserve Board would not move to tighten interest rates again in 1997.

This rally lasted through the first week of October, and was mirrored by the gains of the stock market, which soared from 7660 to 8178 as measured by the Dow Jones Industrial Average (DJIA). On October 8, 1997, Federal Reserve Board Chairman Alan Greenspan expressed concern before the House Budget Committee that the demand for labor was outpacing the supply, with the resulting pressure likely to push up wages and prices. He suggested that the Federal Reserve Board would tighten monetary policy before it would allow this to happen. Bond prices slumped, and the yield on the long-term Treasury bond jumped from 6.23% to 6.43% in three days. Then, on October 23, 1997, the Thai baht collapsed and the Asian currency markets declined rapidly. On the following Monday, the New York Stock Exchange saw the DJIA fall 554 points on a record volume of 1.2 billion shares. A worldwide flight to quality caused both foreign and domestic investors to seek shelter in the US Treasury market.

Gross domestic product (GDP) data for the third calendar quarter of 1997 were released indicating a slightly larger-than-expected increase of 3.5% as compared to 3.3% in the second calendar quarter. The GDP price deflator rose only 1.4% for the third calendar quarter against a 1.8% increase in the second calendar quarter. This was the lowest quarterly increase since the second quarter of 1964. November and December witnessed a continuation of the flight to quality into US bonds. The Treasury yield curve flattened from 53 basis points to 28 basis points between 2-year -- 30-year issues. This suggested some foreign central bank selling of issues with short-term maturities to shore up weak currencies and private sector purchasing of the long-term issues to increase dollar-denominated investments. At year-end, the yield on the long-term Treasury bond was 5.92%, the lowest level of the year. During this period we had extended the duration of the Portfolio to 5.8 years. Total return for the Portfolio was 8.80% for the year.

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1997  (Continued)
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MONEY RESERVE PORTFOLIO

For the year ended December 31, 1997, the Money Reserve Portfolio's net annualized yield was 5.30%*. For the six-month period ended December 31, 1997, the Money Reserve Portfolio's net annualized yield was 5.36%*. The Portfolio's 7-day yield as of December 31, 1997 was 5.49%*. The average portfolio maturity was 71 days at December 31, 1997, compared to 67 days at June 30, 1997.

The Portfolio's composition at the end of December and as of our last report is detailed below:

ISSUE                                                                                               12/31/97      6/30/97
---------------------------------------------------------------------------------------------------------------------------
Bank Notes......................................................................................        10.3%          5.5%
Certificates of Deposit.........................................................................         2.5           2.9
Certificates of Deposit -- Yankee...............................................................         3.9           1.8
Commercial Paper................................................................................        48.9          50.4
Corporate Notes.................................................................................         5.3           7.3
Funding Agreements..............................................................................         1.7           1.6
Master Notes....................................................................................         1.9           1.8
Medium-Term Notes...............................................................................         7.5           3.4
Repurchase Agreements...........................................................................         2.4            --
US Government Agency & Instrumentality Obligations -- Discount..................................         3.0            --
US Government Agency & Instrumentality Obligations -- Non-Discount..............................        13.7          25.0
(Liabilities in Excess of Other Assets)/Other Assets Less Liabilities...........................       (1.1)           0.3
                                                                                                       -----         -----
Total...........................................................................................       100.0%        100.0%
                                                                                                       -----         -----
                                                                                                       -----         -----

MULTIPLE STRATEGY PORTFOLIO

As of December 31, 1997, the Portfolio's asset allocation was: foreign equities, 10% of net assets; US equities, 51%; foreign bonds, 4%; US bonds, 27%; and cash reserves, 8%.

During the year ended December 31, 1997, the overall return of the Portfolio was held down by the laggard performance of foreign equities and bonds relative to the performance of their US counterparts. To the extent that US equities were maintained at least 50% of net assets during 1997, the sector was a positive net contributor to overall Portfolio returns. The strong overall performance in the financial services sector, which was the largest single group represented among US equities, offset less favorable performance among select technology, healthcare and economically sensitive equities.

As mentioned above, during the second half of 1997 we became more cautious toward foreign stocks. Our concerns over the widening economic problems in South Korea, Japan and Southeast Asia led us to reduce our allocation to foreign equities from 21% of net assets as of June 30, 1997 to 10% at December 31, 1997. In decreasing our foreign equity representation, Japan's relative position was reduced from an already underweighted positive relative to the unmanaged benchmark Morgan Stanley Capital International Europe, Australia and Far East Index. We were concerned that the uncertainties surrounding the Japanese financial structure and economy would limit the recovery potential in the Japanese stock market in the coming months. Our representation in Asia was further reduced. On the other hand, meaningful representation was maintained in Latin America and Europe where prospects appear to us more attractive.

During the six months ended December 31, 1997, we directed the newly available assets from the reduction of the foreign equity representation to US equities, US bonds and cash reserves, while the weighting in foreign bonds was little changed. Consistent with our expectation of further US interest rate declines, financial services equities continued to account for the largest concentration of assets in

------------

*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expense with the exception of insurance exposure.

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1997  (Continued)
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the US stock sector. We maintained significant representation in the areas of healthcare, technology and energy. Overall, we increased emphasis in the shares of companies which, in our view, have limited potential for earnings disappointments resulting from the problems afflicting the Asian economies.

The bulk of our foreign bond weighting remains concentrated in Europe, including Germany, France, Italy, Sweden, Denmark, Spain and the United Kingdom. During October, we became less confident that US dollar strength would continue against the European currencies. Given this changed assessment, we lifted the hedges against European currency exposure with the exception of a partial hedge against the UK pound sterling. In the Pacific Basin, our residual commitment to Japanese equities remains hedged back to the US dollar, since we expect yen weakness to continue in the coming months.

In the US bond sector, we maintained the Portfolio's average duration at 5.8 years as of December 31, 1997. Our optimistic stance toward US bonds reflected indications that inflationary pressures in the US economy were exceptionally subdued. The problems in Asian economies and a resultant slowdown in the US economy seemed likely to accentuate the trend toward lower inflation. At the same time, the rapid shrinkage, if not outright elimination, of the Federal budget deficit was expected to continue to reduce the supply of newly issued US Government securities relative to demand.

NATURAL RESOURCES PORTFOLIO

The environment for investments in the natural resources sector was generally mixed for the year ended December 31, 1997. This environment reflected increased commodity demand arising from continued moderate global economic growth, led by strong business activity in the United States. The combination of moderate global economic growth and continued modest inflationary pressures had positive implications for basic materials demand.

The Portfolio was heavily weighted in base metal stocks, with a particular emphasis on copper stocks. Strong economic growth in North America and a budding recovery in Europe helped copper prices strengthen during the first half of 1997. We had expected rising demand for base metals to lead to declining inventories and improved metal prices and company earnings. However, copper inventories rose on the London Metals Exchange from distressed sales of producer stocks and as Far East consumers pared inventories. Combined with concerns of an impending economic slowdown in Asia during the second half of 1997, the price of copper declined to as low as $0.76 per pound by the end of the year from its summer peak which exceeded $1.20 per pound. Given that many mines produce gold as well as other mineral by-products in association with copper production, the share price declines were leveraged to the fall in prices across the metals sector. A significant number of the Portfolio's holdings in the base metals area were in Australian- and Canadian-domiciled companies. To the extent that the currencies of these commodity-exposed nations declined, currency translations negatively impacted certain companies in the Portfolio and the Portfolio's performance as a result.

The Portfolio's performance was also hurt by our significant exposure to the gold sector during the fiscal year. After trending downward since early 1996, the price of gold collapsed on the third-quarter announcement that Australia's central bank had sold two-thirds of its gold holdings. The price of gold continued to fall as inflation reports consistently came in at or below estimates, and the metal price reached lows not seen in nearly 18 years as deflationary fears became more prominent in economic forecasts. Exacerbating the decline was additional central bank selling as speculation clouded gold's role as a reserve asset backing the European Monetary Unit. The failure of gold to perform as a store of value in time of currency crisis may undermine the premium multiples that have traditionally been awarded to the shares of gold-mining stocks.

For the fiscal year ended December 31, 1997, the Portfolio's largest investment representation was in the energy sector, with particular emphasis on exploration and production companies. The shares of independent oil companies initially appreciated on rising natural gas prices and as merger activity

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MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1997  (Continued)
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ignited takeover fever involving several companies in the group. Investment returns benefited in the second half of the year as two holdings, The Louisiana Land and Exploration Co. and Chauvco Resources Ltd., were acquired by Burlington Resources, Inc. and Pioneer Natural Resources Co., respectively. However, gains in the sector were short-lived as energy prices fell in response to the combined impact of politics and weather. In November, the Organization of Petroleum Exporting Countries (OPEC) raised quota levels for the first time in four years. Since OPEC had already been producing well above its quota, the incremental barrels added to the market were marginal. However, the quota increase coincided with the slowdown in Asian consumption and with the emergence of mild weather conditions arising from the El Nino climatic phenomenon. The increased oil production and declining demand, coupled with ample worldwide inventories, drove oil prices down to their lowest levels in over two years. Oil service companies' stock prices were particularly strong early in the summer and fall months, as pricing for oil services continued to escalate and as early announcements of oil company capital spending plans continued to show double-digit gains in oil services spending. Given the strong appreciation of the oil service sector, new holdings in the area were concentrated in companies that we believed would benefit from the later stages of the capital spending cycle.

During the fiscal year, chemical investments were solid performers, as declining feedstock costs supported earning forecasts despite rising capacity in many product areas. The Portfolio was severely underexposed to this sector, with only 4% of net assets in chemical stocks compared to the 20% representation in our benchmark index. While the chemical sector did not appreciate significantly in absolute terms, the Portfolio's underweighting in the sector negatively impacted Portfolio performance.

We increased the Portfolio's holdings of paper and forest product shares during the first half of 1997 because it appeared that the two-year slide in commodity prices had ended. The poor pricing environment had curtailed plans for new capacity in some grades, and a trend to consolidation in the group had emerged. The shares of forest product companies aborted their rally as currency collapses led to concerns of lower Southeast Asian demand. While the group suffered significant declines in the second half, the outlook for some paper products appeared favorable, and we began to concentrate the Portfolio's holdings in those companies.

During the final months of the year, the collapse of Asian currencies and consequent deterioration of financial conditions played havoc with the investment thesis on which the portfolio was structured. Growth estimates for Far Eastern economies were sharply reduced, with economic contraction now possible for several nations in the region. Investors increasingly focused on the potential for commodity price deflation, and speculation shifted to the impact that the Asian debacle could have on Western economies. Portfolio returns suffered as lower demand forecasts and declining commodity prices led to earnings estimate reductions across a broad spectrum of natural resource companies.

During the six-month period ended December 31, 1997, there were no significant geographic or industry allocation changes made in the Portfolio. The Portfolio was fully invested during the second half of the year, with a cash position of 4.6% of net assets at year-end. We have begun to raise the cash position to seek to limit the Portfolio's exposure to broad-based selling of resource stocks, as well as to seek to take advantage of opportunities that may arise from share price declines. We established a new position in TransCoastal Marine Services, Inc. in the oil sector, and took profits in the shares of Louisiana Land and Exploration Co. and Chauvco Resources Ltd. after their share prices rose following acquisition bids. We made modest reductions in gold shares as the commodity continued to be pressured from central bank sales. We reduced our positions in Japanese industrial and mining shares, given the risk of reduced exports to trading partners in the Pacific Rim.

The problems facing the economies of Asia have created severe uncertainty in the outlook for natural resource stocks. Commodity prices continue to decline, and resource-related companies are experiencing earnings estimate reductions and a contraction of price/earnings and price/cash flow multiples. The Portfolio had been constructed with leverage to continued global expansion. Looking ahead, we plan to take a number of steps to position the Portfolio toward the value end of the spectrum. The

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Annual Report
December 31, 1997  (Concluded)
--------------------------------------------------------------------------------
Portfolio will be reviewed to ascertain that all holdings are inexpensive in terms of absolute and relative valuations of price/earnings, price/book and price/cash flow multiples. The review also will include financial structures and cash operating costs of each enterprise to provide for the likelihood of ongoing operations in worst-case economic conditions. Exposure to commodities with rising capacity utilization trends, a key driver of natural resource stocks, will be emphasized in portfolio construction. Commodities in supply/demand balance are likely, in our view, to appreciate in economic expansions, while mitigating downside price risk in economic contractions.

We plan to create a more focused Portfolio by reducing the number of stock positions from the current 112 holdings. We expect to increase concentration in the companies in which there is high confidence concerning company fundamentals and where valuation levels appear attractive given uncertain economic conditions. In addition, geographic representation of Portfolio positions will be examined to seek to enhance exposure to markets perceived to have sound growth outlooks, as well as to diversify currency risks of the Portfolio.

The collapse of currencies and stock markets in the Far East is likely to dramatically reduce natural resource use in those countries. The duration of the downturn, as well as its potential spread to North American and European markets, could exacerbate declines in production and pricing across a broad spectrum of commodities. However, the recent declines in resource equities have been indiscriminate. We believe opportunities exist in many of the commodity companies that are users of feedstocks with declining costs, as well as in energy commodities where positive trends have been masked by mild weather conditions. Investments in companies whose operations can exploit lower input costs, or whose shares discount the economic turmoil, could provide satisfactory returns in the coming year. We expect the changes outlined above to position the Portfolio where it may provide favorable returns relative to the commodity markets.

IN CONCLUSION

We appreciate your investment in Merrill Lynch Series Fund, Inc., and we look forward to sharing our investment outlook and strategies with you in our June semi-annual report to shareholders.

Sincerely,

       [SIG]

Terry K. Glenn

PRESIDENT

February 19, 1998

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
December 31, 1997
--------------------------------------------------------------------------------

                           RECENT PERFORMANCE RESULTS
--------------------------------------------------------------------------------

                                                                                       12 MONTH       6 MONTH
                                                    12/31/97   6/30/97    12/31/96     % CHANGE       % CHANGE
----------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                   $15.78     $14.54     $15.36      +12.47%(1)     + 8.53%
----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                               26.79      25.60      23.25      +18.21(2)      + 4.65
----------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                             17.44      17.88      16.80      + 6.91(3)      - 2.46
----------------------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                32.82      29.75      27.79      +28.19(4)      +10.32
----------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                   9.19       9.24       9.15      + 0.44         - 0.54
----------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                11.08      10.80      10.93      + 1.37         + 2.59
----------------------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                    11.72      11.45      11.53      + 1.65         + 2.36
----------------------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                           18.97      17.99      17.13      +14.36(5)      + 5.45
----------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                            8.12       9.50       9.19      -11.64         -14.53
----------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO -- TOTAL RETURN                                                     +16.93(6)      + 8.53
----------------------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO -- TOTAL RETURN                                                +22.47(7)      + 4.65
----------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO -- TOTAL RETURN                                              +11.72(8)      - 2.46
----------------------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO -- TOTAL RETURN                                                 +33.75(9)      +10.32
----------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO -- TOTAL RETURN                                                   +10.74(10)     + 4.31(11)
----------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO -- TOTAL
 RETURN                                                                                + 8.42(12)     + 6.02(13)
----------------------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO -- TOTAL RETURN                                     + 8.80(14)     + 5.81(15)
----------------------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO -- TOTAL RETURN                                            +19.17(16)     + 5.45
----------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO -- TOTAL RETURN                                            -10.97(17)     -14.53
----------------------------------------------------------------------------------------------------------------

 (1) Percent change includes reinvestment of $1.271 per share capital gains distributions.

 (2) Percent change includes reinvestment of $0.561 per share capital gains distributions.

 (3) Percent change includes reinvestment of $0.462 per share capital gains distributions.

 (4) Percent change includes reinvestment of $2.076 per share capital gains distributions.

 (5) Percent change includes reinvestment of $0.517 per share capital gains distributions.

 (6) Percent change includes reinvestment of $0.582 per share ordinary income dividends and $1.271 per share capital gains distributions.

 (7) Percent change includes reinvestment of $0.802 per share ordinary income dividends and $0.561 per share capital gains distributions.

 (8) Percent change includes reinvestment of $0.718 per share ordinary income dividends and $0.462 per share capital gains distributions.

 (9) Percent change includes reinvestment of $1.144 per share ordinary income dividends and $2.076 per share capital gains distributions.

(10) Percent change includes reinvestment of $0.896 per share ordinary income dividends.

(11) Percent change includes reinvestment of $0.441 per share ordinary income dividends.

(12) Percent change includes reinvestment of $0.728 per share ordinary income dividends.

(13) Percent change includes reinvestment of $0.358 per share ordinary income dividends.

(14) Percent change includes reinvestment of $0.780 per share ordinary income dividends.

(15) Percent change includes reinvestment of $0.384 per share ordinary income dividends.

(16) Percent change includes reinvestment of $0.685 per share ordinary income dividends and $0.517 per share capital gains distributions.

(17) Percent change includes reinvestment of $0.069 per share ordinary income dividends.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Performance Information
December 31, 1997  (Concluded)
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                                                                       YEAR     FIVE YEARS    TEN YEARS       SINCE
                                                                       ENDED       ENDED        ENDED     INCEPTION TO
                                                                     12/31/97    12/31/97     12/31/97      12/31/97
-----------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                                                      +16.93%     +11.29%          --       +11.49%+
-----------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK PORTFOLIO                                                 +22.47      +13.85       +14.15%          --
-----------------------------------------------------------------------------------------------------------------------
GLOBAL STRATEGY PORTFOLIO                                               +11.72      +11.31       +11.25           --
-----------------------------------------------------------------------------------------------------------------------
GROWTH STOCK PORTFOLIO                                                  +33.75      +16.96       +14.81           --
-----------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO                                                    +10.74      +11.04       +11.90           --
-----------------------------------------------------------------------------------------------------------------------
INTERMEDIATE GOVERNMENT BOND PORTFOLIO                                  + 8.42      + 6.96       + 8.52           --
-----------------------------------------------------------------------------------------------------------------------
LONG TERM CORPORATE BOND PORTFOLIO                                      + 8.80      + 7.66       + 9.29           --
-----------------------------------------------------------------------------------------------------------------------
MULTIPLE STRATEGY PORTFOLIO                                             +19.17      +12.14       +12.71           --
-----------------------------------------------------------------------------------------------------------------------
NATURAL RESOURCES PORTFOLIO                                             -10.97      + 5.24       + 3.22           --
-----------------------------------------------------------------------------------------------------------------------

+ Balanced Portfolio commenced operations on 5/2/88.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

BALANCED PORTFOLIO
Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the S&P 500 Index and a Weighted Index. Beginning and ending values are:

                                                                              5/02/88**     12/97
                                                                             -----------  ---------
Balanced Portfolio*+                                                          $  10,000   $  28,611
S&P 500 Index++                                                               $  10,000   $  48,993
Weighted Index+++                                                             $  10,000   $  27,451

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 ** Commencement of operations.
  + Balanced Portfolio invests in a balanced portfolio of fixed-income and equity securities.
 ++ This unmanaged broad-based index is comprised of common stocks.
+++ This unmanaged index, which is an equally weighted blend of the Three-Month
    US Treasury Bill Index, the Merrill Lynch B0A0 Bond Index, and the Standard & Poor's 500 Index, is comprised of US Treasury bills maturing in up to 3 months, investment-grade bonds, and common stocks.

Past performance is not predictive of future performance.

CAPITAL STOCK PORTFOLIO
Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                                                               12/87      12/97
                                                                             ---------  ---------
Capital Stock Portfolio*+                                                    $  10,000  $  37,549
S&P 500 Index++                                                              $  10,000  $  52,616

 * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 + Capital Stock Portfolio generally invests in equity securities which are considered to be of good or improving quality or which are thought to be undervalued based on criteria such as historical price/book value ratios and price/earnings ratios.
++ This unmanaged broad-based index is comprised of common stocks.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment  (Continued)
--------------------------------------------------------------------------------

GLOBAL STRATEGY PORTFOLIO
Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the Morgan Stanley World Index and a Weighted Index. Beginning and ending values are:

                                                                                12/87       12/97
                                                                             -----------  ---------
Global Strategy Portfolio*+                                                   $  10,000   $  29,045
Morgan Stanley World Index++                                                  $  10,000   $  27,301
Weighted Index+++                                                             $  10,000   $  23,007

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  + Global Strategy Portfolio invests primarily in the securities of issuers located in the United States, Canada, Western Europe and the Far East.
 ++ This unmanaged market capitalization-weighted index, calculated by Morgan
    Stanley Capital International, is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States.
+++ This unmanaged index, which is an equally weighted blend of the MSCI World
    Index, the Salomon Brothers World Government Bond Index, and the Salomon Brothers World Money Market Index, is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, and government bonds and money market securities in the major markets, including the United States.

Past performance is not predictive of future performance.

GROWTH STOCK PORTFOLIO
Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the S&P 500 Index. Beginning and ending values are:

                                                                                12/87       12/97
                                                                             -----------  ---------
Growth Stock Portfolio*+                                                      $  10,000   $  39,787
S&P 500 Index++                                                               $  10,000   $  52,616

 * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 + Growth Stock Portfolio invests in a diversified portfolio of securities, primarily common stocks, of aggressive growth companies.
++ This unmanaged broad-based index is comprised of common stocks.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment  (Continued)
--------------------------------------------------------------------------------

HIGH YIELD PORTFOLIO
Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the First Boston High Yield Index. Beginning and ending values are:

                                                                                12/87       12/97
                                                                             -----------  ---------
High Yield Portfolio*+                                                        $  10,000   $  30,785
First Boston High Yield Index++                                               $  10,000   $  31,349

 * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 + High Yield Portfolio invests principally in fixed-income securities, including corporate bonds and notes, convertible securities and preferred stocks, which are rated in the lower rating categories of the established rating services (Baa or lower by Moody's and BBB or lower by S&P), or in unrated securities of comparable quality.
++ This unmanaged market-weighted index of high-yield debt securities is comprised of 423 securities rated BBB or lower.

Past performance in not predictive of future performance.

INTERMEDIATE GOVERNMENT BOND PORTFOLIO
Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the ML G402 Index. Beginning and ending values are:

                                                                                12/87       12/97
                                                                             -----------  ---------
Intermediate Government Bond Portfolio*+                                      $  10,000   $  22,650
ML G402 Index++                                                               $  10,000   $  25,036

 * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 + Intermediate Government Bond Portfolio invests only in securities issued or guaranteed by the US Government and its agencies with a maximum maturity not to exceed 15 years.
++ This unmanaged index is comprised of intermediate-term US Government bond and US Treasury securities maturing in 7 years-10 years.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment  (Continued)
--------------------------------------------------------------------------------

LONG TERM CORPORATE BOND PORTFOLIO
Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the ML C0A0 Corporate Master Index. Beginning and ending values are:

                                                                                12/87       12/97
                                                                             -----------  ---------
Long-Term Corporate Bond Portfolio*+                                          $  10,000   $  24,312
ML C0A0 Corporate Master Index++                                              $  10,000   $  26,157

 * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
 + Long Term Corporate Bond Portfolio normally invests at least 80% of the value of its assets in straight debt securities which have a rating within the three highest grades as determined by Standard & Poor's Ratings Group (AAA, AA or A) or Moody's Investors Service Inc. (Aaa, Aa or A).
++ This unmanaged index is comprised of all corporate bonds rated BBB3 or higher, of all maturities.

Past performance is not predictive of future performance.

MULTIPLE STRATEGY PORTFOLIO
Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the S&P 500 Index and a Weighted Index. Beginning and ending values are:

                                                                                12/87       12/97
                                                                             -----------  ---------
Multiple Strategy Portfolio*+                                                 $  10,000   $  33,086
S&P 500 Index++                                                               $  10,000   $  52,616
Weighted Index+++                                                             $  10,000   $  36,062

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
  + Multiple Strategy Portfolio, which uses a fully managed investment policy, invests in equity, intermediate- and long-term debt and money market securities.
 ++ This unmanaged broad-based index is comprised of common stocks.
+++ This unmanaged index, which is an equally weighted blend of the S&P 500
    Index and the Merrill Lynch B0A0 Index, is comprised of common stocks as well as investment-grade bonds.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Total Investment Return Based on a $10,000 Investment  (Concluded)
--------------------------------------------------------------------------------

NATURAL RESOURCES PORTFOLIO
Total Return Based on a $10,000 Investment
A line graph depicting the growth of an investment in the Fund compared to growth of an investment in the S&P Industrials Index, the Consumer Price Index, and the Lipper Natural Resources Average. Beginning and ending values are:

                                                                                12/87       12/97
                                                                             -----------  ---------
Natural Resources Portfolio*+                                                 $  10,000   $  13,727
S&P Industrials Index++                                                       $  10,000   $  50,520
Consumer Price Index+++                                                       $  10,000   $  13,993
Lipper Natural Resources Average++++                                          $  10,000   $  25,160

   * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses.
   + Natural Resources Portfolio invests primarily in a portfolio of equity securities (e.g., common stocks and securities convertible into common stocks) of domestic and foreign companies with substantial natural resource assets.
  ++ This unmanaged index measures the pattern of movements of the common stocks of 400 large industrial companies and their weighting by capitalization. +++ This unmanaged index is the most widely used index of price changes over time and is designed to measure changes in the typical market basket of purchases by urban consumers.
++++ This unmanaged index is comprised of all US mutual funds classified by Lipper Analytical Services Inc. as natural resource-related funds.

Past performance is not predictive of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of December 31, 1997
--------------------------------------------------------------------------------

                                                                                              VALUE       PERCENT OF
INDUSTRIES               FACE AMOUNT              BONDS & NOTES                 COST        (NOTE 1A)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES       $ 1,000,000  General Electric Capital Corp., 8.75%
                                       due 5/21/2007.......................  $ 1,124,550  $   1,175,730         1.1%
----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT & AGENCY     1,482,615  Federal Home Loan Mortgage Corp.,
OBLIGATIONS                            7.50% due 6/01/2007++...............    1,510,878      1,522,587         1.4
                                      Federal National Mortgage
                                       Association++:
                           1,717,778      6% due 11/01/2000................    1,700,600      1,708,519         1.6
                           3,730,585      6% due 6/01/2001.................    3,692,696      3,705,105         3.4
                           2,096,012      6% due 2/01/2004.................    2,071,122      2,081,067         1.9
                          12,700,000  US Treasury Bonds, 6.625% due
                                       2/15/2027...........................   12,099,016     13,787,374        12.7
                                      US Treasury Notes:
                           6,000,000      6% due 8/15/1999.................    6,016,406      6,029,040         5.6
                           9,500,000      6.50% due 5/31/2002..............    9,563,828      9,777,590         9.0
                           1,825,000      6.25% due 2/15/2007..............    1,799,906      1,883,163         1.8
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL BONDS & NOTES                     39,579,002     41,670,175        38.5
----------------------------------------------------------------------------------------------------------------------

                           SHARES
                            HELD                  COMMON STOCKS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE           30,200  AlliedSignal, Inc....................    1,137,063      1,175,913         1.1
                              21,000  GenCorp, Inc.........................      613,011        525,000         0.5
                               5,900  +Orbital Sciences Corp...............      151,326        175,525         0.1
                                                                             -----------  -------------       -----
                                                                               1,901,400      1,876,438         1.7
----------------------------------------------------------------------------------------------------------------------
AIRLINES                      21,900  +US Airways Group, Inc...............      807,984      1,368,750         1.3
----------------------------------------------------------------------------------------------------------------------
APPLIANCES                    26,700  Sunbeam Corp.........................      952,658      1,124,738         1.0
----------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS              25,200  Federal-Mogul Corp...................      985,025      1,020,600         0.9
----------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL             27,600  +Avis Rent-A-Car, Inc................      601,358        881,475         0.8
                              30,600  Hertz Corp. (Class A)................      987,581      1,231,650         1.2
                                                                             -----------  -------------       -----
                                                                               1,588,939      2,113,125         2.0
----------------------------------------------------------------------------------------------------------------------
BANKING                       26,400  Bank of New York Co., Inc............      682,144      1,526,250         1.4
                              18,800  BankAmerica Corp.....................    1,072,739      1,372,400         1.3
                              23,900  First Union Corporation..............    1,175,828      1,224,875         1.1
                                                                             -----------  -------------       -----
                                                                               2,930,711      4,123,525         3.8
----------------------------------------------------------------------------------------------------------------------
BROADCASTING-MEDIA            14,100  +Chancellor Media Corp...............      894,326      1,052,213         1.0
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES           26,700  +Gartner Group, Inc. (Class A).......      905,885        994,575         0.9
----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES              9,750  +Cisco Systems, Inc..................      555,749        543,563         0.5
----------------------------------------------------------------------------------------------------------------------
COMPUTERS                      5,600  Compaq Computer Corp.................      207,607        316,050         0.3
                               4,100  International Business Machines
                                       Corp................................      275,132        428,706         0.4
                              20,300  +Quantum Corporation.................      573,272        407,269         0.4
                                                                             -----------  -------------       -----
                                                                               1,056,011      1,152,025         1.1
----------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS             42,400  The Dial Corporation.................      818,701        882,450         0.8
----------------------------------------------------------------------------------------------------------------------
CONTAINERS                    36,100  +Owens-Illinois, Inc.................    1,076,705      1,369,544         1.3
----------------------------------------------------------------------------------------------------------------------
CRUISE LINES                  11,800  Royal Caribbean Cruises Ltd..........      515,187        629,088         0.6
----------------------------------------------------------------------------------------------------------------------
DENTAL SUPPLIES &             24,000  DENTSPLY International Inc...........      605,524        732,000         0.7
EQUIPMENT
----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT          14,900  General Electric Co..................    1,046,177      1,093,288         1.0
----------------------------------------------------------------------------------------------------------------------
ELECTRONICS                   28,000  +National Semiconductor
                                       Corporation.........................    1,134,438        726,250         0.7
----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES             7,200  American Express Company.............      450,986        642,600         0.6
                              22,900  MGIC Investment Corp.................      870,336      1,522,850         1.4
                                                                             -----------  -------------       -----
                                                                               1,321,322      2,165,450         2.0
----------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS             15,600  Black & Decker Corporation...........      532,498        609,375         0.6
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of December 31, 1997  (Continued)
--------------------------------------------------------------------------------

                           SHARES                                                             VALUE       PERCENT OF
INDUSTRIES                  HELD                  COMMON STOCKS                 COST        (NOTE 1A)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------
INSURANCE                     31,100  Hartford Life, Inc. (Class A)........  $ 1,042,999  $   1,409,219         1.3%
                              36,000  Provident Companies, Inc.............    1,189,906      1,390,500         1.3
                              25,200  Travelers Group, Inc.................      904,068      1,357,650         1.2
                               9,200  Travelers Property Casualty Corp.
                                       (Class A)...........................      372,264        404,800         0.4
                              18,500  UNUM Corporation.....................      594,625      1,005,937         0.9
                                                                             -----------  -------------       -----
                                                                               4,103,862      5,568,106         5.1
----------------------------------------------------------------------------------------------------------------------
LEISURE/TOURISM               36,600  Brunswick Corporation................      940,006      1,109,437         1.0
----------------------------------------------------------------------------------------------------------------------
MACHINERY                     14,000  Harnischfeger Industries, Inc........      606,635        494,375         0.4
                              23,200  Ingersoll-Rand Co....................      723,185        939,600         0.9
                              11,000  SPX Corporation......................      623,984        759,000         0.7
                                                                             -----------  -------------       -----
                                                                               1,953,804      2,192,975         2.0
----------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES              44,377  +HEALTHSOUTH Corporation.............    1,203,359      1,231,462         1.1
----------------------------------------------------------------------------------------------------------------------
NATURAL GAS                   19,000  El Paso Natural Gas Co...............      998,878      1,263,500         1.2
                              11,600  Enron Corp...........................      466,529        482,125         0.4
                                                                             -----------  -------------       -----
                                                                               1,465,407      1,745,625         1.6
----------------------------------------------------------------------------------------------------------------------
OFFICE EQUIPMENT              13,000  Danka Business Systems PLC
                                       (ADR)*(a)...........................      641,353        207,187         0.2
----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                  16,700  +Smith International, Inc............      795,718      1,024,962         0.9
----------------------------------------------------------------------------------------------------------------------
PETROLEUM                     25,700  Unocal Corp..........................      930,557        997,481         0.9
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS               12,000  Bristol-Myers Squibb Co..............    1,140,051      1,135,500         1.0
                              18,000  Lilly (Eli) & Co.....................    1,136,182      1,253,250         1.2
                              15,000  Pfizer, Inc..........................    1,097,315      1,118,437         1.0
                               7,700  Warner-Lambert Company...............    1,101,562        954,800         0.9
                                                                             -----------  -------------       -----
                                                                               4,475,110      4,461,987         4.1
----------------------------------------------------------------------------------------------------------------------
RAILROADS                     11,700  Burlington Northern Santa Fe, Inc....    1,010,347      1,087,369         1.0
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE                   27,000  Glenborough Realty Trust.............      675,000        799,875         0.8
INVESTMENT TRUSTS             32,000  Prentiss Properties Trust............      751,272        894,000         0.8
                              13,000  Starwood Lodging Trust...............      582,360        752,375         0.7
                                                                             -----------  -------------       -----
                                                                               2,008,632      2,446,250         2.3
----------------------------------------------------------------------------------------------------------------------
RESTAURANTS                   16,500  +Tricon Global Restaurants, Inc......      567,440        479,531         0.4
----------------------------------------------------------------------------------------------------------------------
RETAIL                        22,955  Rite Aid Corporation.................      815,220      1,347,172         1.2
                              12,500  +Safeway, Inc........................      686,220        790,625         0.7
                              16,600  Sears, Roebuck & Co..................      773,410        751,150         0.7
                              21,000  Wal-Mart Stores, Inc.................      866,964        828,187         0.8
                                                                             -----------  -------------       -----
                                                                               3,141,814      3,717,134         3.4
----------------------------------------------------------------------------------------------------------------------
SOFTWARE                      12,000  +BMC Software, Inc...................      506,821        786,000         0.7
                              15,500  Computer Associates International,
                                       Inc.................................      455,899        819,562         0.8
                               6,100  +Microsoft Corp......................      762,096        788,044         0.7
                                                                             -----------  -------------       -----
                                                                               1,724,816      2,393,606         2.2
----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS            42,371  +Tele-Communications, Inc. (Class
                                       A)..................................      690,475      1,181,092         1.1
                              24,229  +Tele-Communications TCI Ventures
                                       Group...............................      394,819        685,984         0.6
                              37,200  +WorldCom, Inc.......................      975,280      1,125,300         1.1
                                                                             -----------  -------------       -----
                                                                               2,060,574      2,992,376         2.8
----------------------------------------------------------------------------------------------------------------------
TRANSPORT SERVICES            24,000  +OMI Corp............................      310,830        220,500         0.2
----------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING              26,500  Carnival Corp. (Class A).............      784,889      1,467,437         1.4
----------------------------------------------------------------------------------------------------------------------
UTILITIES                     33,800  Edison International, Inc............      654,825        918,937         0.9
                              21,000  Texas Utilities Company..............      838,049        872,812         0.8
                                                                             -----------  -------------       -----
                                                                               1,492,874      1,791,749         1.7
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL COMMON STOCKS                     49,240,632     58,712,171        54.2
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Balanced Portfolio
Schedule of Investments as of December 31, 1997  (Concluded)
--------------------------------------------------------------------------------

                            FACE                                                              VALUE       PERCENT OF
                           AMOUNT             SHORT-TERM SECURITIES             COST        (NOTE 1A)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**       $ 5,000,000  AIG Funding, Inc., 6.02% due
                                       1/05/1998...........................  $ 4,995,819  $   4,995,819         4.6%
                           2,370,000  General Motors Acceptance Corp.,
                                       6.75% due 1/02/1998.................    2,369,111      2,369,111         2.2
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL SHORT-TERM SECURITIES              7,364,930      7,364,930         6.8
----------------------------------------------------------------------------------------------------------------------
                                      TOTAL INVESTMENTS....................  $96,184,564    107,747,276        99.5
                                                                             -----------
                                                                             -----------
                                      OTHER ASSETS LESS LIABILITIES........                     576,742         0.5
                                                                                          -------------       -----
                                      NET ASSETS...........................               $ 108,324,018       100.0%
                                                                                          -------------       -----
                                                                                          -------------       -----
----------------------------------------------------------------------------------------------------------------------

(a) Consistent with the general policy of the Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant proportion (at least 50%) of its revenue or profits from goods produced and sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.

 * American Depositary Receipts (ADR).

 ** Commercial Paper is traded on a discount basis. The interest rates shown are the discount rates paid at the time of purchase by the Portfolio.

 + Non-income producing security.

 ++ Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1997
--------------------------------------------------------------------------------

                         SHARES                                                            VALUE       PERCENT OF
INDUSTRIES                HELD             US STOCKS & WARRANTS             COST         (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE        141,000  AlliedSignal, Inc.................  $   5,141,493  $   5,490,188         1.6%
                            90,000  GenCorp, Inc......................      2,627,014      2,250,000         0.7
                            28,800  +Orbital Sciences Corp............        739,683        856,800         0.3
                                                                        -------------  -------------       -----
                                                                            8,508,190      8,596,988         2.6
-------------------------------------------------------------------------------------------------------------------
AIRLINES                   111,000  +US Airways Group, Inc............      4,017,754      6,937,500         2.1
-------------------------------------------------------------------------------------------------------------------
APPLIANCES                 122,900  Sunbeam Corp......................      4,676,121      5,177,163         1.5
-------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS           119,000  Federal-Mogul Corp................      4,643,081      4,819,500         1.4
-------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL          131,100  +Avis Rent-A-Car, Inc.............      2,858,008      4,187,006         1.2
                           141,000  Hertz Corp. (Class A).............      4,731,939      5,675,250         1.7
                                                                        -------------  -------------       -----
                                                                            7,589,947      9,862,256         2.9
-------------------------------------------------------------------------------------------------------------------
BANKING                     96,000  Bank of New York Co., Inc.........      1,766,630      5,550,000         1.6
                            15,000  Bank of New York Co., Inc.
                                     (Warrants) (a)...................        168,750      2,538,750         0.8
                            82,800  BankAmerica Corp..................      4,291,836      6,044,400         1.8
                           111,900  First Union Corporation...........      5,504,283      5,734,875         1.7
                                                                        -------------  -------------       -----
                                                                           11,731,499     19,868,025         5.9
-------------------------------------------------------------------------------------------------------------------
BROADCASTING-MEDIA          68,000  +Chancellor Media Corp............      4,313,203      5,074,500         1.5
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES        129,000  +Gartner Group, Inc. (Class A)....      4,377,318      4,805,250         1.4
-------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES           46,050  +Cisco Systems, Inc...............      2,624,905      2,567,288         0.8
-------------------------------------------------------------------------------------------------------------------
COMPUTERS                   27,000  Compaq Computer Corp..............        808,833      1,523,813         0.4
                            16,000  International Business Machines
                                     Corp.............................        876,480      1,673,000         0.5
                            96,000  +Quantum Corporation..............      2,707,737      1,926,000         0.6
                                                                        -------------  -------------       -----
                                                                            4,393,050      5,122,813         1.5
-------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS          200,700  The Dial Corporation..............      3,875,692      4,177,069         1.2
-------------------------------------------------------------------------------------------------------------------
CONTAINERS                 144,100  +Owens-Illinois, Inc..............      4,182,158      5,466,794         1.6
-------------------------------------------------------------------------------------------------------------------
CRUISE LINES                55,500  Royal Caribbean Cruises Ltd.......      2,415,788      2,958,844         0.9
-------------------------------------------------------------------------------------------------------------------
DENTAL SUPPLIES &          130,000  DENTSPLY International Inc........      3,330,528      3,965,000         1.2
EQUIPMENT
-------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT        70,000  General Electric Co...............      4,934,036      5,136,250         1.5
-------------------------------------------------------------------------------------------------------------------
ELECTRONICS                124,000  +National Semiconductor
                                     Corporation......................      5,032,569      3,216,250         1.0
-------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES          35,000  American Express Company..........      1,719,517      3,123,750         0.9
                           126,000  MGIC Investment Corp..............      4,763,407      8,379,000         2.5
                                                                        -------------  -------------       -----
                                                                            6,482,924     11,502,750         3.4
-------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS           73,200  Black & Decker Corporation........      2,451,987      2,859,375         0.9
-------------------------------------------------------------------------------------------------------------------
INSURANCE                   33,200  Hartford Life, Inc. (Class A).....      1,077,390      1,504,375         0.4
                           172,000  Provident Companies, Inc..........      5,685,891      6,643,500         2.0
                           136,500  Travelers Group, Inc..............      4,787,323      7,353,938         2.2
                            41,400  Travelers Property Casualty Corp.
                                     (Class A)........................      1,675,529      1,821,600         0.5
                           109,800  UNUM Corporation..................      3,505,390      5,970,375         1.8
                                                                        -------------  -------------       -----
                                                                           16,731,523     23,293,788         6.9
-------------------------------------------------------------------------------------------------------------------
LEISURE/TOURISM            183,000  Brunswick Corporation.............      4,763,323      5,547,188         1.7
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1997  (Continued)
--------------------------------------------------------------------------------

                         SHARES                                                            VALUE       PERCENT OF
INDUSTRIES                HELD             US STOCKS & WARRANTS             COST         (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
MACHINERY                   67,000  Harnischfeger Industries, Inc.....  $   2,903,369  $   2,365,938         0.7%
                           136,500  Ingersoll-Rand Co.................      4,095,877      5,528,250         1.6
                            52,000  SPX Corporation...................      2,949,980      3,588,000         1.1
                                                                        -------------  -------------       -----
                                                                            9,949,226     11,482,188         3.4
-------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES           225,967  +HEALTHSOUTH Corporation..........      6,112,619      6,270,584         1.9
-------------------------------------------------------------------------------------------------------------------
NATURAL GAS                 91,000  El Paso Natural Gas Co............      4,578,330      6,051,500         1.8
                            53,700  Enron Corp........................      2,094,624      2,231,906         0.7
                                                                        -------------  -------------       -----
                                                                            6,672,954      8,283,406         2.5
-------------------------------------------------------------------------------------------------------------------
OFFICE EQUIPMENT            60,000  Danka Business Systems PLC (ADR)*
                                     (b)..............................      2,957,913        956,250         0.3
-------------------------------------------------------------------------------------------------------------------
OIL SERVICES                36,000  Schlumberger Ltd..................      1,519,927      2,898,000         0.9
                            66,100  +Smith International, Inc.........      3,006,189      4,056,888         1.2
                                                                        -------------  -------------       -----
                                                                            4,526,116      6,954,888         2.1
-------------------------------------------------------------------------------------------------------------------
PETROLEUM                  160,000  Unocal Corp.......................      6,011,876      6,210,000         1.9
-------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS             56,000  Bristol-Myers Squibb Co...........      5,320,186      5,299,000         1.6
                            82,000  Lilly (Eli) & Co..................      5,172,226      5,709,250         1.7
                            72,000  Pfizer, Inc.......................      5,267,080      5,368,500         1.6
                            36,000  Warner-Lambert Company............      5,150,160      4,464,000         1.3
                                                                        -------------  -------------       -----
                                                                           20,909,652     20,840,750         6.2
-------------------------------------------------------------------------------------------------------------------
RAILROADS                   62,000  Burlington Northern Santa Fe,
                                     Inc..............................      5,349,558      5,762,125         1.7
-------------------------------------------------------------------------------------------------------------------
REAL ESTATE                127,000  Glenborough Realty Trust..........      3,175,000      3,762,375         1.1
INVESTMENT                 117,400  Prentiss Properties Trust.........      2,455,113      3,279,862         1.0
TRUSTS                      61,000  Starwood Lodging Trust............      1,598,323      3,530,375         1.1
                                                                        -------------  -------------       -----
                                                                            7,228,436     10,572,612         3.2
-------------------------------------------------------------------------------------------------------------------
RESTAURANTS                 79,000  +Tricon Global Restaurants,
                                     Inc..............................      2,716,662      2,295,937         0.7
-------------------------------------------------------------------------------------------------------------------
RETAIL                     122,215  Rite Aid Corporation..............      3,987,535      7,172,493         2.1
                            61,000  +Safeway, Inc.....................      3,375,741      3,858,250         1.1
                           108,000  Sears, Roebuck & Co...............      4,290,566      4,887,000         1.5
                           101,000  Wal-Mart Stores, Inc..............      4,169,794      3,983,187         1.2
                                                                        -------------  -------------       -----
                                                                           15,823,636     19,900,930         5.9
-------------------------------------------------------------------------------------------------------------------
SOFTWARE                    72,600  +BMC Software, Inc................      2,712,988      4,755,300         1.4
                            75,750  Computer Associates International,
                                     Inc..............................      2,071,480      4,005,281         1.2
                            28,500  +Microsoft Corp...................      3,554,833      3,681,844         1.1
                                                                        -------------  -------------       -----
                                                                            8,339,301     12,442,425         3.7
-------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS         204,857  +Tele-Communications, Inc. (Class
                                     A)...............................      3,423,635      5,710,389         1.7
                           117,143  +Tele-Communications TCI Ventures
                                     Group............................      1,957,736      3,316,611         1.0
                           193,000  +WorldCom, Inc....................      5,306,603      5,838,250         1.7
                                                                        -------------  -------------       -----
                                                                           10,687,974     14,865,250         4.4
-------------------------------------------------------------------------------------------------------------------
TRANSPORT SERVICES         110,000  +OMI Corp.........................      1,424,704      1,010,625         0.3
-------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING           123,000  Carnival Corp. (Class A)..........      3,529,627      6,811,125         2.0
-------------------------------------------------------------------------------------------------------------------
UTILITIES                  219,100  Edison International, Inc.........      4,188,269      5,956,781         1.8
                            97,500  Texas Utilities Company...........      3,890,927      4,052,344         1.2
                                                                        -------------  -------------       -----
                                                                            8,079,196     10,009,125         3.0
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL US STOCKS & WARRANTS            231,395,046    285,622,811        85.1
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1997  (Continued)
--------------------------------------------------------------------------------

                         SHARES                                                            VALUE       PERCENT OF
COUNTRIES                 HELD              FOREIGN STOCKS++++              COST         (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
ARGENTINA                   13,800  Yacimientos Petroliferos Fiscales
                                     S.A. (ADR)* (19).................  $     304,160  $     471,787         0.1%
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN ARGENTINA            304,160        471,787         0.1
-------------------------------------------------------------------------------------------------------------------
AUSTRALIA                  110,000  Broken Hill Proprietary Co., Ltd.
                                     (6)..............................      1,450,439      1,020,442         0.3
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN AUSTRALIA          1,450,439      1,020,442         0.3
-------------------------------------------------------------------------------------------------------------------
BAHAMAS                     71,600  +Sun International Hotels Ltd.
                                     (26).............................      2,746,494      2,693,950         0.8
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE BAHAMAS        2,746,494      2,693,950         0.8
-------------------------------------------------------------------------------------------------------------------
BRAZIL                       5,000  Telecomunicacoes Brasileiras
                                     S.A.-Telebras (ADR)* (24)........        279,055        582,187         0.2
                             9,300  +Uniao de Banco Brasileiros S.A.
                                     (Unibanco) (GDR)** (2)...........        313,962        299,344         0.1
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN BRAZIL               593,017        881,531         0.3
-------------------------------------------------------------------------------------------------------------------
CANADA                     438,000  +Gulf Canada Resources Ltd.
                                     (17).............................      4,066,909      3,066,000         0.9
                            62,300  +Imax Corporation (9).............      1,232,317      1,339,450         0.4
                            15,500  Magna International Inc. (Class A)
                                     (1)..............................        627,122        973,594         0.3
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN CANADA             5,926,348      5,379,044         1.6
-------------------------------------------------------------------------------------------------------------------
FINLAND                     45,500  +Amer Group Ltd. (6)..............        809,605        872,832         0.3
                            23,700  Finnlines OY (5)..................        473,846        939,734         0.3
                            36,960  Orion-Yhtymae OY (Class B) (20)...        996,461        950,545         0.3
                            55,100  UPM-Kymmene OY (18)...............      1,136,242      1,098,460         0.3
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FINLAND            3,416,154      3,861,571         1.2
-------------------------------------------------------------------------------------------------------------------
FRANCE                       8,800  +SGS-Thomson Microelectronics N.V.
                                     (NY Registered Shares) (23)......        335,313        537,350         0.2
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FRANCE               335,313        537,350         0.2
-------------------------------------------------------------------------------------------------------------------
GERMANY                     10,700  Bayerische Vereinsbank AG (2).....        645,305        700,128         0.2
                            21,500  Henkel KGaA (Preferred) (4).......        914,503      1,356,599         0.4
                             1,900  Mannesmann AG (13)................        663,326        960,140         0.3
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN GERMANY            2,223,134      3,016,867         0.9
-------------------------------------------------------------------------------------------------------------------
ITALY                      109,000  Arnoldo Mondadori Editore
                                     S.p.A. (21)......................        920,007        856,376         0.2
                           170,100  Danieli & Co. Officine Meccaniche
                                     S.p.A. (13)......................        655,636        611,483         0.2
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN ITALY              1,575,643      1,467,859         0.4
-------------------------------------------------------------------------------------------------------------------
JAPAN                       24,000  Amway Japan Ltd. (14).............        874,029        460,653         0.2
                            35,000  Bridgestone Corporation (25)......        610,459        760,461         0.2
                             7,000  Rohm Co., Ltd. (7)................        392,198        714,779         0.2
                             9,000  Sony Corporation (7)..............        664,765        801,536         0.2
                            43,000  Tokio Marine and Fire Insurance
                                     Co., Ltd. (10)...................        420,696        488,599         0.2
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN JAPAN              2,962,147      3,226,028         1.0
-------------------------------------------------------------------------------------------------------------------
MEXICO                      40,000  Grupo Carso, S.A. de C.V.
                                     (ADR)* (16)......................        462,500        530,000         0.2
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN MEXICO               462,500        530,000         0.2
-------------------------------------------------------------------------------------------------------------------
NETHERLANDS                 85,000  Royal Dutch Petroleum Co. (NY
                                     Registered Shares) (17)..........      4,642,759      4,605,937         1.4
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE
                                     NETHERLANDS                            4,642,759      4,605,937         1.4
-------------------------------------------------------------------------------------------------------------------
NORWAY                     203,000  Color Line ASA (5)................        850,220        786,180         0.2
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN NORWAY               850,220        786,180         0.2
-------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA                72,600  Sasol Ltd. (6)....................        855,984        761,225         0.2
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SOUTH AFRICA         855,984        761,225         0.2
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1997  (Continued)
--------------------------------------------------------------------------------

                         SHARES                                                            VALUE       PERCENT OF
COUNTRIES                 HELD              FOREIGN STOCKS++++              COST         (NOTE 1A)     NET ASSETS
-------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                 59,700  +Hyundai Engineering &
                                     Construction Co., Ltd. (GDR)**
                                     (8)++............................  $     766,170  $      52,237         0.0%
                             1,167  +Hyundai Engineering &
                                     Construction Co., Ltd. (New
                                     Shares)
                                     (GDR)** (8)++....................         14,981          1,021         0.0
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SOUTH KOREA          781,151         53,258         0.0
-------------------------------------------------------------------------------------------------------------------
SPAIN                       20,200  Repsol S.A. (ADR)* (19)...........        664,647        859,762         0.2
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SPAIN                664,647        859,762         0.2
-------------------------------------------------------------------------------------------------------------------
SWEDEN                      48,900  Bure Investment AB (11)...........        438,117        643,624         0.2
                            28,400  +Castellum AB (22)................        190,519        282,587         0.1
                            49,000  Perstorp AB (Class B) (4).........        917,814        876,378         0.3
                            49,000  Sparbanken Sverige AB (Class A)
                                     (2)..............................        632,647      1,113,987         0.3
                            19,000  Spectra-Physics AB (Class A)
                                     (12).............................        579,661        360,161         0.1
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SWEDEN             2,758,758      3,276,737         1.0
-------------------------------------------------------------------------------------------------------------------
SWITZERLAND                    644  Novartis AG (Registered Shares)
                                     (20).............................        559,256      1,045,755         0.3
                                97  Roche Holding AG (20).............        814,824        964,018         0.3
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SWITZERLAND        1,374,080      2,009,773         0.6
-------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM              91,600  Diageo PLC (3)....................        633,271        841,785         0.2
                           370,400  LucasVarity PLC (1)...............      1,232,079      1,308,021         0.4
                            81,000  Rio Tinto PLC (15)................      1,208,953        996,488         0.3
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE UNITED
                                    KINGDOM                                 3,074,303      3,146,294         0.9
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN STOCKS                   36,997,251     38,585,595        11.5
-------------------------------------------------------------------------------------------------------------------
                       FACE AMOUNT        SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER***    $11,759,000  General Motors Acceptance Corp.,
                                     6.75% due 1/02/1998..............     11,754,590     11,754,590         3.5
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL SHORT-TERM SECURITIES            11,754,590     11,754,590         3.5
-------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS.................  $ 280,146,887    335,962,996       100.1
                                                                        -------------
                                                                        -------------
                                    UNREALIZED APPRECIATION ON FORWARD
                                     FOREIGN EXCHANGE CONTRACTS+++....                         5,290         0.0
                                    LIABILITIES IN EXCESS OF OTHER
                                     ASSETS...........................                      (165,851)       (0.1)
                                                                                       -------------       -----
                                    NET ASSETS........................                 $ 335,802,435       100.0%
                                                                                       -------------       -----
                                                                                       -------------       -----
-------------------------------------------------------------------------------------------------------------------

 (a) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

 (b) Consistent with the general policy of the Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant proportion (at least 50%) of its revenue profits from goods produced and sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.

   * American Depositary Receipts (ADR).

  ** Global Depositary Receipts (GDR).

 *** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Portfolio.

   + Non-income producing security.

  ++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Capital Stock Portfolio
Schedule of Investments as of December 31, 1997  (Concluded)
--------------------------------------------------------------------------------

 +++ Forward foreign exchange contracts as of December 31, 1997 were as follows:

------------------------------------------------
                                    UNREALIZED
                                   APPRECIATION
FOREIGN             EXPIRATION    (DEPRECIATION)
CURRENCY SOLD          DATE         (NOTE 1F)
------------------------------------------------
A$    1,520,000    January 1998     $   13,171
C$    7,900,000     March 1998          33,767
L      2,225,000   January 1998        (58,224)
Y   400,000,000    January 1998         16,576
------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON
FORWARD FOREIGN
EXCHANGE CONTRACTS -- NET (US$
COMMITMENT -- $13,255,961)          $    5,290
                                  --------------
                                  --------------
------------------------------------------------

++++ Corresponding industry groups for foreign stocks:

      (1) Auto-Parts

      (2) Banking

      (3) Beverages

      (4) Chemicals

      (5) Cruise Lines

      (6) Diversified

      (7) Electronics

      (8) Engineering & Construction

      (9) Entertainment

     (10) Insurance

     (11) Investment Management

     (12) Laser Components

     (13) Machinery & Equipment

     (14) Merchandising

     (15) Mining

     (16) Multi-Industry

     (17) Oil-Integrated

     (18) Paper & Forest Products

     (19) Petroleum

     (20) Pharmaceuticals

     (21) Publishing

     (22) Real Estate

     (23) Semiconductors

     (24) Telecommunications

     (25) Tires & Rubber

     (26) Hotels & Casinos

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1997
--------------------------------------------------------------------------------

                          SHARES                                                               VALUE       PERCENT OF
INDUSTRIES                 HELD                   US STOCKS                     COST         (NOTE 1A)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE         36,000  AlliedSignal, Inc.....................  $   1,356,212  $   1,401,750         0.6%
                            30,000  GenCorp, Inc..........................        850,080        750,000         0.3
                             7,200  +Orbital Sciences Corp................        184,823        214,200         0.1
                                                                            -------------  -------------      ------
                                                                                2,391,115      2,365,950  1.0.......
-----------------------------------------------------------------------------------------------------------------------
AIRLINES                    24,850  +US Airways Group, Inc................      1,087,988      1,553,125         0.6
-----------------------------------------------------------------------------------------------------------------------
APPLIANCES                  30,500  Sunbeam Corp..........................      1,198,841      1,284,813         0.5
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS            30,000  Federal-Mogul Corp....................      1,160,955      1,215,000         0.5
-----------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL           38,000  +Avis Rent-A-Car, Inc.................        902,560      1,213,625         0.5
                            35,300  Hertz Corp. (Class A).................      1,200,731      1,420,825         0.6
                                                                            -------------  -------------      ------
                                                                                2,103,291      2,634,450         1.1
-----------------------------------------------------------------------------------------------------------------------
BANKING                     30,000  Bank of New York Co., Inc.............        935,740      1,734,375         0.7
                            20,100  BankAmerica Corp......................      1,257,926      1,467,300         0.6
                            33,000  First Union Corporation...............      1,630,013      1,691,250         0.7
                                                                            -------------  -------------      ------
                                                                                3,823,679      4,892,925         2.0
-----------------------------------------------------------------------------------------------------------------------
BROADCASTING-MEDIA          14,800  +Chancellor Media Corp................        938,760      1,104,450         0.4
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES         28,100  +Gartner Group, Inc. (Class A)........        953,365      1,046,725         0.4
-----------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES           11,700  +Cisco Systems, Inc...................        670,311        652,275         0.3
-----------------------------------------------------------------------------------------------------------------------
COMPUTERS                    8,300  Compaq Computer Corp..................        316,567        468,431         0.2
                             6,000  International Business Machines
                                     Corp.................................        385,175        627,375         0.2
                            24,000  +Quantum Corporation..................        656,525        481,500         0.2
                                                                            -------------  -------------      ------
                                                                                1,358,267      1,577,306         0.6
-----------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS           50,800  The Dial Corporation..................        983,899      1,057,275         0.4
-----------------------------------------------------------------------------------------------------------------------
CONTAINERS                  45,000  +Owens-Illinois, Inc..................      1,350,687      1,707,188         0.7
-----------------------------------------------------------------------------------------------------------------------
CRUISE LINES                14,000  Royal Caribbean Cruises Ltd...........        615,630        746,375         0.3
-----------------------------------------------------------------------------------------------------------------------
DENTAL SUPPLIES &           28,000  DENTSPLY International Inc............        706,618        854,000         0.3
EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT        18,000  General Electric Co...................      1,275,703      1,320,750         0.5
-----------------------------------------------------------------------------------------------------------------------
ELECTRONICS                 37,200  +National Semiconductor Corporation...      1,436,027        964,875         0.4
-----------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES          13,900  American Express Company..............        810,776      1,240,575         0.5
                            20,300  MGIC Investment Corp..................        786,354      1,349,950         0.5
                                                                            -------------  -------------      ------
                                                                                1,597,130      2,590,525         1.0
-----------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS           32,400  Black & Decker Corporation............      1,115,098      1,265,625         0.5
-----------------------------------------------------------------------------------------------------------------------
INSURANCE                   10,500  Hartford Life, Inc. (Class A).........        356,699        475,781         0.3
                            50,500  Provident Companies, Inc..............      1,692,482      1,950,563         0.8
                            29,000  Travelers Group, Inc..................      1,135,476      1,562,375         0.6
                            13,000  Travelers Property Casualty Corp.
                                     (Class A)............................        526,489        572,000         0.2
                            24,500  UNUM Corporation......................        777,212      1,332,188         0.5
                                                                            -------------  -------------      ------
                                                                                4,488,358      5,892,907         2.4
-----------------------------------------------------------------------------------------------------------------------
LEISURE/TOURISM             39,600  Brunswick Corporation.................      1,028,242      1,200,375         0.5
-----------------------------------------------------------------------------------------------------------------------
MACHINERY                   19,700  Harnischfeger Industries, Inc.........        834,368        695,656         0.3
                            35,000  Ingersoll-Rand Co.....................      1,119,986      1,417,500         0.6
                            13,000  SPX Corporation.......................        737,680        897,000         0.3
                                                                            -------------  -------------      ------
                                                                                2,692,034      3,010,156         1.2
-----------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES            61,500  +HEALTHSOUTH Corporation..............      1,667,894      1,706,625         0.7
-----------------------------------------------------------------------------------------------------------------------
NATURAL GAS                 26,400  El Paso Natural Gas Co................      1,381,552      1,755,600         0.7
                            16,000  Enron Corp............................        588,791        665,000         0.3
                                                                            -------------  -------------      ------
                                                                                1,970,343      2,420,600         1.0
-----------------------------------------------------------------------------------------------------------------------
OFFICE EQUIPMENT            14,700  Danka Business Systems PLC (ADR)*
                                     (a)..................................        724,661        234,281         0.1
-----------------------------------------------------------------------------------------------------------------------
OIL SERVICES                12,000  Schlumberger Ltd......................        567,172        966,000         0.4
                            21,000  +Smith International, Inc.............      1,049,748      1,288,875         0.5
                                                                            -------------  -------------      ------
                                                                                1,616,920      2,254,875         0.9
-----------------------------------------------------------------------------------------------------------------------
PETROLEUM                   32,000  Unocal Corp...........................      1,132,893      1,242,000         0.5
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1997  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                               VALUE       PERCENT OF
INDUSTRIES                 HELD                   US STOCKS                     COST         (NOTE 1A)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS             14,400  Bristol-Myers Squibb Co...............  $   1,369,945  $   1,362,600         0.6%
                            21,500  Lilly (Eli) & Co......................      1,361,257      1,496,938         0.6
                            18,000  Pfizer, Inc...........................      1,325,870      1,342,125         0.5
                             9,200  Warner-Lambert Company................      1,272,652      1,140,800         0.5
                                                                            -------------  -------------      ------
                                                                                5,329,724      5,342,463         2.2
-----------------------------------------------------------------------------------------------------------------------
RAILROADS                   11,000  Burlington Northern Santa Fe, Inc.....        918,861      1,022,313         0.4
-----------------------------------------------------------------------------------------------------------------------
REAL ESTATE INVESTMENT      31,000  Glenborough Realty Trust..............        775,000        918,375         0.4
TRUSTS                      26,700  Prentiss Properties Trust.............        543,761        745,931         0.3
                            12,950  Starwood Lodging Trust................        350,270        749,481         0.3
                                                                            -------------  -------------      ------
                                                                                1,669,031      2,413,787         1.0
-----------------------------------------------------------------------------------------------------------------------
RESTAURANTS                 20,000  +Tricon Global Restaurants, Inc.......        687,878        581,250         0.2
-----------------------------------------------------------------------------------------------------------------------
RETAIL                      23,465  Rite Aid Corporation..................        799,700      1,377,102         0.6
                            15,700  +Safeway, Inc.........................        885,298        993,025         0.4
                            24,000  Sears, Roebuck & Co...................      1,131,720      1,086,000         0.4
                            26,000  Wal-Mart Stores, Inc..................      1,073,399      1,025,375         0.4
                                                                            -------------  -------------      ------
                                                                                3,890,117      4,481,502         1.8
-----------------------------------------------------------------------------------------------------------------------
SOFTWARE                    17,000  +BMC Software, Inc....................        800,735      1,113,500         0.5
                            18,850  Computer Associates International,
                                     Inc..................................        635,220        996,694         0.4
                             6,000  +Microsoft Corp.......................        724,999        775,125         0.3
                                                                            -------------  -------------      ------
                                                                                2,160,954      2,885,319         1.2
-----------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS          64,713  +Tele-Communications, Inc. (Class
                                     A)...................................      1,212,101      1,803,875         0.7
                            37,287  +Tele-Communications TCI Ventures
                                     Group................................        696,707      1,055,688         0.4
                            44,000  +WorldCom, Inc........................      1,171,722      1,331,000         0.6
                                                                            -------------  -------------      ------
                                                                                3,080,530      4,190,563         1.7
-----------------------------------------------------------------------------------------------------------------------
TRANSPORT SERVICES          33,000  +OMI Corp.............................        411,960        303,188         0.1
-----------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING            29,000  Carnival Corp. (Class A)..............        948,415      1,605,875         0.6
-----------------------------------------------------------------------------------------------------------------------
UTILITIES                   51,600  Edison International, Inc.............      1,041,178      1,402,875         0.6
                            25,500  Texas Utilities Company...............      1,019,351      1,059,844         0.4
                                                                            -------------  -------------      ------
                                                                                2,060,529      2,462,719         1.0
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL US STOCKS                            61,246,708     72,084,430        29.0
-----------------------------------------------------------------------------------------------------------------------
COUNTRIES                                      FOREIGN STOCKS++
-----------------------------------------------------------------------------------------------------------------------
ARGENTINA                   32,500  Yacimientos Petroliferos Fiscales S.A.
                                     (ADR)* (24)..........................        703,090      1,111,094         0.4
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN ARGENTINA                703,090      1,111,094         0.4
-----------------------------------------------------------------------------------------------------------------------
AUSTRALIA                  226,000  Broken Hill Proprietary Co., Ltd.
                                     (9)..................................      2,933,595      2,096,546         0.8
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN AUSTRALIA              2,933,595      2,096,546         0.8
-----------------------------------------------------------------------------------------------------------------------
BAHAMAS                     18,000  +Sun International Hotels Ltd. (33)...        690,493        677,250         0.3
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE BAHAMAS              690,493        677,250         0.3
-----------------------------------------------------------------------------------------------------------------------
BRAZIL                       8,800  Telecomunicacoes Brasileiras S.A.-
                                     Telebras (ADR)* (31).................        770,142      1,024,650         0.5
                            18,500  +Uniao de Bancos Brasileiros S.A.
                                     (Unibanco) (GDR)** (3)...............        624,506        595,469         0.2
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN BRAZIL                 1,394,648      1,620,119         0.7
-----------------------------------------------------------------------------------------------------------------------
CANADA                     131,000  +Gulf Canada Resources Ltd. (22)......      1,216,374        917,000         0.3
                            66,500  +Imax Corporation (12)................      1,061,590      1,429,750         0.6
                            30,700  Magna International Inc. (Class A)
                                     (2)..................................      1,439,990      1,928,344         0.8
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN CANADA                 3,717,954      4,275,094         1.7
-----------------------------------------------------------------------------------------------------------------------
FINLAND                     65,000  +Amer Group Ltd. (9)..................      1,181,497      1,246,902         0.5
                            50,000  Finnlines OY (8)......................        923,284      1,982,561         0.8
                            42,000  Orion-Yhtymae OY (Class B) (25).......      1,178,334      1,080,165         0.4
                            86,000  UPM-Kymmene OY (23)...................      1,809,817      1,714,475         0.7
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FINLAND                5,092,932      6,024,103         2.4
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1997  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                               VALUE       PERCENT OF
COUNTRIES                  HELD                FOREIGN STOCKS++                 COST         (NOTE 1A)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
FRANCE                      16,600  +SGS-Thomson Microelectronics N.V. (NY
                                     Registered Shares) (30)..............  $     630,256  $   1,013,637         0.4%
                            44,000  Scor S.A. (28)........................      1,707,560      2,103,871         0.9
                            24,500  Thomson CSF (10)......................        769,883        772,163         0.3
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FRANCE                 3,107,699      3,889,671         1.6
-----------------------------------------------------------------------------------------------------------------------
GERMANY                     20,000  Bayerische Vereinsbank AG (3).........      1,206,212      1,308,650         0.5
                             4,000  Henkel KGaA (7).......................        177,789        224,594         0.1
                            36,000  Henkel KGaA (Preferred) (7)...........      1,529,763      2,271,514         0.9
                             4,785  Mannesmann AG (18)....................      1,581,051      2,418,037         1.0
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN GERMANY                4,494,815      6,222,795         2.5
-----------------------------------------------------------------------------------------------------------------------
INDONESIA                   73,250  P.T. Indonesian Satellite Corp. (ADR)*
                                     (31).................................      1,978,885      1,414,641         0.6
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN INDONESIA              1,978,885      1,414,641         0.6
-----------------------------------------------------------------------------------------------------------------------
ITALY                      246,000  Arnoldo Mondadori Editore S.p.A.
                                     (26).................................      1,990,308      1,932,738         0.8
                           431,000  Danieli & Co. Officine Meccaniche
                                     S.p.A. (18)..........................      1,590,085      1,549,378         0.6
                            46,900  Gucci Group N.V. (NY Registered
                                     Shares) (1)..........................      3,323,687      1,963,937         0.8
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN ITALY                  6,904,080      5,446,053         2.2
-----------------------------------------------------------------------------------------------------------------------
JAPAN                       50,000  Amway Japan Ltd (19)..................      1,804,119        959,693         0.4
                            86,000  Bridgestone Corporation (32)..........      1,493,953      1,868,560         0.7
                           285,000  Maeda Corp. (5).......................      2,154,382        634,549         0.2
                            77,000  Matsushita Electric Industrial Co.,
                                     Ltd. (10)............................      1,225,130      1,129,136         0.5
                           124,000  Matsushita Electric Works, Ltd. (6)...      1,411,454      1,075,777         0.4
                           187,000  Okumura Corp. (5).....................      1,557,500        445,067         0.2
                            12,000  Rohm Co., Ltd. (10)...................        765,182      1,225,336         0.5
                            22,000  Sony Corporation (10).................      1,620,901      1,959,309         0.8
                           104,000  Tokio Marine and Fire Insurance Co.,
                                     Ltd. (15)............................      1,072,502      1,181,727         0.5
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN JAPAN                 13,105,123     10,479,154         4.2
-----------------------------------------------------------------------------------------------------------------------
MEXICO                      75,000  Grupo Carso, S.A. de C.V. (ADR)*
                                     (21).................................      1,008,093        993,750         0.4
                            50,000  +Grupo Financiero Bancomer, S.A. de
                                     C.V. (ADR)* (13).....................        713,671        625,000         0.2
                            27,750  Panamerican Beverages, Inc.
                                     (Class A) (4)........................        697,337        905,344         0.4
                            12,900  Telefonos de Mexico, S.A. de C.V.
                                     (Telmex) (ADR)* (31).................        518,725        723,206         0.3
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN MEXICO                 2,937,826      3,247,300         1.3
-----------------------------------------------------------------------------------------------------------------------
NETHERLANDS                 20,300  Royal Dutch Petroleum Co. (NY
                                     Registered Shares) (22)..............      1,108,800      1,100,006         0.5
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE NETHERLANDS        1,108,800      1,100,006         0.5
-----------------------------------------------------------------------------------------------------------------------
NORWAY                     212,000  Color Line ASA (8)....................        826,832        821,035         0.3
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN NORWAY                   826,832        821,035         0.3
-----------------------------------------------------------------------------------------------------------------------
PHILIPPINES                431,890  San Miguel Corp. (Class B) (4)........        815,220        534,464         0.2
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE PHILIPPINES          815,220        534,464         0.2
-----------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA                86,000  De Beers Consolidated Mines Ltd.
                                     (ADR)* (20)..........................      2,849,152      1,757,625         0.7
                           176,000  Sasol Ltd. (9)........................      2,076,635      1,845,395         0.8
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SOUTH AFRICA           4,925,787      3,603,020         1.5
-----------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                 34,000  +Hyundai Engineering & Construction
                                     Co., Ltd. (GDR)** (11) (b)...........        436,344         29,750         0.0
                               664  +Hyundai Engineering & Construction
                                     Co., Ltd. (New Shares) (GDR)** (11)
                                     (b)..................................          8,522            581         0.0
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SOUTH KOREA              444,866         30,331         0.0
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1997  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                               VALUE       PERCENT OF
COUNTRIES                  HELD                FOREIGN STOCKS++                 COST         (NOTE 1A)     NET ASSETS
-----------------------------------------------------------------------------------------------------------------------
SPAIN                       46,700  Repsol S.A. (ADR)* (24)...............  $   1,449,107  $   1,987,669         0.8%
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SPAIN                  1,449,107      1,987,669         0.8
-----------------------------------------------------------------------------------------------------------------------
SWEDEN                      91,900  Bure Investment AB (16)...............        817,581      1,209,591         0.5
                            59,800  +Castellum AB (27)....................        401,163        595,025         0.2
                           156,800  +Nordbanken Holding AB (3)............        849,521        886,746         0.3
                            82,000  Perstorp AB (Class B) (7).............      1,535,983      1,466,591         0.6
                            94,000  Sparbanken Sverige AB (Class A) (3)...      1,208,588      2,137,036         0.9
                            39,000  Spectra-Physics AB (Class A) (17).....      1,190,058        739,278         0.3
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SWEDEN                 6,002,894      7,034,267         2.8
-----------------------------------------------------------------------------------------------------------------------
SWITZERLAND                  1,303  Novartis AG (Registered Shares)
                                     (25).................................      1,317,234      2,115,868         0.9
                               230  Roche Holding AG (25).................      1,932,056      2,285,817         0.9
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SWITZERLAND            3,249,290      4,401,685         1.8
-----------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM             221,700  Diageo PLC (4)........................      1,577,114      2,037,376         0.8
                           167,000  Dixons Group PLC (29).................      1,752,359      1,675,958         0.7
                           137,100  Imperial Chemical Industries PLC
                                     (7)..................................      1,778,872      2,141,526         0.9
                           770,000  LucasVarity PLC (2)...................      2,571,944      2,719,159         1.1
                           150,000  Rio Tinto PLC (20)....................      2,238,796      1,845,349         0.7
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE UNITED
                                    KINGDOM                                     9,919,085     10,419,368         4.2
-----------------------------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN STOCKS                       75,803,021     76,435,665        30.8
-----------------------------------------------------------------------------------------------------------------------
                           FACE
                          AMOUNT               FOREIGN BONDS++
----------------------------------------------------------------------------------------------------------------------
CANADA      C$      2,350,000      Canadian Government Bonds, 7% due
                                    12/01/2006 (14)......................      1,785,347      1,799,899         0.7
----------------------------------------------------------------------------------------------------------------------
DENMARK     Dkr     21,500,000     Government of Denmark, 7% due
                                    11/15/2007 (14)......................      3,434,844      3,448,486         1.4
----------------------------------------------------------------------------------------------------------------------
FRANCE       Frf      21,200,000   French Government Bonds, 5.50% due
                                    10/25/2007 (14)......................      3,490,586      3,564,446         1.4
----------------------------------------------------------------------------------------------------------------------
GERMANY                            Bundesrepublik Deutschland (14):
             DM      2,400,000     6.50% due 10/14/2005..................      1,547,155      1,438,426         0.6
                       9,000,000   6% due 7/04/2007......................      5,263,778      5,245,997         2.1
                       2,200,000   6% due 6/20/2016......................      1,223,974      1,268,045         0.5
                       2,200,000   Treuhandanstalt, 6.875% due 6/11/2003
                                    (14).................................      1,463,044      1,333,845         0.5
                                                                           -------------  -------------      ------
                                                                               9,497,951      9,286,313         3.7
----------------------------------------------------------------------------------------------------------------------
ITALY          Lit   8,250,000,000 Buoni Poliennali del Tesoro (Italian
                                    Government Bonds), 8.50% due
                                    8/01/2004 (14).......................      5,369,556      5,430,209         2.2
----------------------------------------------------------------------------------------------------------------------
SPAIN        Pta    500,000,000    Spanish Government Bonds, 7.90% due
                                    2/28/2002 (14).......................      4,051,905      3,627,220         1.5
----------------------------------------------------------------------------------------------------------------------
SWEDEN      Skr     31,500,000     Government of Sweden, 8% due 8/15/2007
                                    (14).................................      4,600,941      4,541,443         1.8
----------------------------------------------------------------------------------------------------------------------
UNITED                             UK Treasury Gilt, 7.25% due 12/07/2007
KINGDOM     L        3,250,000      (14).................................      5,379,426      5,710,126         2.3
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL FOREIGN BONDS                        37,610,556     37,408,142        15.0
----------------------------------------------------------------------------------------------------------------------
                                         US GOVERNMENT OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
US           US$    16,100,000     US Treasury Bonds, 6.625% due
GOVERNMENT                         2/15/2027.............................     16,375,016     17,478,482         7.0
OBLIGATIONS                        US Treasury Notes:
                      12,200,000   6% due 8/15/1999......................     12,222,359     12,259,048         4.9
                       2,750,000   6.50% due 5/31/2002...................      2,768,477      2,830,355         1.1
                       2,300,000   6.25% due 2/15/2007...................      2,292,266      2,373,301         1.0
                       1,775,000   6.625% due 5/15/2007..................      1,798,574      1,878,731         0.8
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL US GOVERNMENT OBLIGATIONS            35,456,692     36,819,917        14.8
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Global Strategy Portfolio
Schedule of Investments as of December 31, 1997  (Concluded)
--------------------------------------------------------------------------------

                          FACE                                                                VALUE       PERCENT OF
                         AMOUNT            SHORT-TERM SECURITIES               COST         (NOTE 1A)     NET ASSETS
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER*** $ 8,627,000    General Motors Acceptance Corp., 6.75%
                                    due 1/02/1998........................  $   8,625,382  $   8,625,382         3.5%
----------------------------------------------------------------------------------------------------------------------
US                   16,000,000    Federal Home Loan Bank, 5.72% due
GOVERNMENT                         1/05/1998.............................     15,989,831     15,989,831         6.4
AGENCY
OBLIGATIONS***
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM SECURITIES                24,615,213     24,615,213         9.9
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS.....................  $ 234,732,190    247,363,367        99.5
                                                                           -------------
                                                                           -------------
                                   UNREALIZED DEPRECIATION ON FORWARD
                                   FOREIGN EXCHANGE CONTRACTS****........                      (35,680)         0.0
                                   OTHER ASSETS LESS LIABILITIES.........                     1,176,963         0.5
                                                                                          -------------      ------
                                                                                          -------------      ------
                                   NET ASSETS............................                 $ 248,504,650       100.0%
                                                                                          -------------      ------
                                                                                          -------------      ------
----------------------------------------------------------------------------------------------------------------------

   * American Depositary Receipts (ADR).

  ** Global Depositary Receipts (GDR).

 *** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.

**** Forward foreign exchange contracts as of December 31, 1997 were as follows:

-------------------------------------------------
                                     UNREALIZED
                                    APPRECIATION
FOREIGN              EXPIRATION    (DEPRECIATION)
CURRENCY SOLD           DATE         (NOTE 1F)
-------------------------------------------------
A$      3,190,000   January 1998     $   27,641
C$      8,900,000   March 1998           38,041
L        5,850,000  January 1998       (153,083)
Y    1,350,000,000  January 1998         51,721
-------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON
FORWARD FOREIGN EXCHANGE
CONTRACTS -- NET (US$ COMMITMENT
-- $28,258,695)                      $  (35,680)
                                   --------------
                                   --------------
-------------------------------------------------

 (a) Consistent with the general policy of the Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant proportion (at least 50%) of its revenue or profits from goods produced and sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.

 (b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

   + Non-income producing security.

  ++ Corresponding industry groups for foreign stocks and bonds:

       (1) Apparel
       (2) Auto-Parts
       (3) Banking
       (4) Beverages
       (5) Building & Construction
       (6) Building Products
       (7) Chemicals
       (8) Cruise Lines
       (9) Diversified
      (10) Electronics
      (11) Engineering & Construction
      (12) Entertainment
      (13) Financial Services
      (14) Government (Bonds)
      (15) Insurance
      (16) Investment Management
      (17) Laser Components
      (18) Machinery & Equipment
      (19) Merchandising
      (20) Mining
      (21) Multi-Industry
      (22) Oil-Integrated
      (23) Paper & Forest Products
      (24) Petroleum
      (25) Pharmaceuticals
      (26) Publishing
      (27) Real Estate
      (28) Reinsurance
      (29) Retail
      (30) Semiconductors
      (31) Telecommunications
      (32) Tires & Rubber
      (33) Hotels & Casinos

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of December 31, 1997
--------------------------------------------------------------------------------

                                                                                          VALUE       PERCENT OF
INDUSTRIES            SHARES HELD                STOCKS                    COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------
ADVERTISING                60,000  Interpublic Group of Companies,
                                    Inc..............................  $   1,684,681  $   2,988,750         0.9%
------------------------------------------------------------------------------------------------------------------
BANKING & FINANCIAL       100,000  Banc One Corp.....................      4,578,813      5,431,250         1.6
                          130,000  BankAmerica Corp..................      9,408,043      9,490,000         2.8
                           60,000  Citicorp..........................      7,775,851      7,586,250         2.3
                          135,000  Mellon Bank Corporation...........      7,438,646      8,184,375         2.5
                           80,000  State Street Corporation..........      3,276,190      4,655,000         1.4
                                                                       -------------  -------------       -----
                                                                          32,477,543     35,346,875        10.6
------------------------------------------------------------------------------------------------------------------
BEVERAGES                  50,000  Coca-Cola Co. (The)...............      2,924,111      3,331,250         1.0
------------------------------------------------------------------------------------------------------------------
COMMUNICATION              67,500  +Cisco Systems, Inc...............      2,712,058      3,763,125         1.1
EQUIPMENT                 225,000  +FORE Systems, Inc................      5,312,170      3,431,250         1.0
                           45,000  Lucent Technologies, Inc..........      2,563,463      3,594,375         1.1
                          140,000  +Newbridge Networks Corp..........      5,279,181      4,882,500         1.5
                           90,000  Northern Telecom Ltd..............      7,108,939      8,010,000         2.4
                          130,000  Telefonaktiebolaget LM Ericsson
                                    (ADR)*...........................      4,876,384      4,850,625         1.5
                                                                       -------------  -------------       -----
                                                                          27,852,195     28,531,875         8.6
------------------------------------------------------------------------------------------------------------------
COMPUTERS                 215,000  Compaq Computer Corp..............      7,831,898     12,134,063         3.6
                           30,000  Hewlett-Packard Co................      1,674,450      1,875,000         0.6
                                                                       -------------  -------------       -----
                                                                           9,506,348     14,009,063         4.2
------------------------------------------------------------------------------------------------------------------
COMPUTER-SOFTWARE         200,000  +Baan Company, N.V................      5,054,297      6,550,000         2.0
                           25,000  +Microsoft Corp...................      2,368,125      3,229,687         1.0
                           35,000  +Oracle Corp......................      1,338,648        778,750         0.2
                          105,000  SAP AG (Systeme, Anwendungen,
                                    Produkte in der
                                    Datenverarbeitung) (ADR)*........      6,181,875     11,235,000         3.4
                                                                       -------------  -------------       -----
                                                                          14,942,945     21,793,437         6.6
------------------------------------------------------------------------------------------------------------------
COSMETICS                  65,000  Gillette Co. (The)................      5,339,621      6,528,438         2.0
                           10,000  International Flavors &
                                    Fragrances, Inc..................        485,470        515,000         0.1
                                                                       -------------  -------------       -----
                                                                           5,825,091      7,043,438         2.1
------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT       20,000  Emerson Electric Co...............        658,040      1,128,750         0.4
                          150,000  General Electric Co...............      5,753,043     11,006,250         3.3
                           15,000  Honeywell, Inc....................      1,083,581      1,027,500         0.3
                                                                       -------------  -------------       -----
                                                                           7,494,664     13,162,500         4.0
------------------------------------------------------------------------------------------------------------------
ELECTRONICS               125,000  Intel Corporation.................      8,830,634      8,773,438         2.6
------------------------------------------------------------------------------------------------------------------
ENERGY                    100,000  El Paso Natural Gas Co............      4,578,297      6,650,000         2.0
                          185,000  Enron Corp........................      7,877,437      7,689,062         2.3
                                                                       -------------  -------------       -----
                                                                          12,455,734     14,339,062         4.3
------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT             110,000  +Viacom, Inc. (Class A)...........      5,426,147      4,496,250         1.3
                           40,000  Walt Disney Co. (The).............      2,661,838      3,962,500         1.2
                                                                       -------------  -------------       -----
                                                                           8,087,985      8,458,750         2.5
------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES         80,000  American Express Company..........      6,394,871      7,140,000         2.1
                          235,000  Federal National Mortgage
                                    Association......................     10,496,280     13,409,688         4.0
                          250,000  Travelers Group, Inc..............     10,078,749     13,468,750         4.1
                                                                       -------------  -------------       -----
                                                                          26,969,900     34,018,438        10.2
------------------------------------------------------------------------------------------------------------------
FOOD                       50,000  ConAgra, Inc......................      1,141,500      1,640,625         0.5
                           25,000  Wrigley (Wm.) Jr. Company
                                    (Class B)........................      1,504,620      1,989,063         0.6
                                                                       -------------  -------------       -----
                                                                           2,646,120      3,629,688         1.1
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of December 31, 1997  (Continued)
--------------------------------------------------------------------------------

                                                                                          VALUE       PERCENT OF
INDUSTRIES            SHARES HELD                STOCKS                    COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------
FOOD MERCHANDISING        100,000  Albertsons, Inc...................  $   3,960,922  $   4,737,500         1.4%
                          130,000  +Meyer (Fred), Inc................      2,514,255      4,728,750         1.4
                                                                       -------------  -------------       -----
                                                                           6,475,177      9,466,250         2.8
------------------------------------------------------------------------------------------------------------------
HOTELS                     15,000  Marriott International, Inc.......        703,815      1,038,750         0.3
------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS         45,000  Colgate-Palmolive Co..............      3,153,150      3,307,500         1.0
                           20,000  Kimberly-Clark Corp...............      1,078,644        986,250         0.3
                           90,000  Procter & Gamble Co...............      4,844,224      7,183,125         2.2
                                                                       -------------  -------------       -----
                                                                           9,076,018     11,476,875         3.5
------------------------------------------------------------------------------------------------------------------
INFORMATION               180,000  First Data Corp...................      6,701,885      5,265,000         1.6
SERVICES
------------------------------------------------------------------------------------------------------------------
INSURANCE                  10,000  Aetna, Inc........................        822,491        705,625         0.2
                           60,000  American International Group,
                                    Inc..............................      5,647,140      6,525,000         2.0
                                                                       -------------  -------------       -----
                                                                           6,469,631      7,230,625         2.2
------------------------------------------------------------------------------------------------------------------
LEISURE                   105,000  Polygram N.V. (NY Registered
                                    Shares)..........................      5,039,807      5,007,187         1.5
------------------------------------------------------------------------------------------------------------------
MEDICAL TECHNOLOGY         90,000  +Boston Scientific Corp...........      4,846,691      4,128,750         1.2
                           45,000  Guidant Corporation...............      2,917,779      2,801,250         0.8
                           25,000  Johnson & Johnson.................      1,065,060      1,646,875         0.5
                                                                       -------------  -------------       -----
                                                                           8,829,530      8,576,875         2.5
------------------------------------------------------------------------------------------------------------------
OIL SERVICES              140,000  Baker Hughes, Inc.................      5,327,977      6,107,500         1.8
                          170,000  Diamond Offshore Drilling, Inc....      5,827,699      8,181,250         2.5
                          130,000  Schlumberger Ltd..................      7,199,778     10,465,000         3.1
                                                                       -------------  -------------       -----
                                                                          18,355,454     24,753,750         7.4
------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS            65,000  Amgen, Inc........................      3,224,464      3,518,125         1.0
                           45,000  Bristol-Myers Squibb Co...........      3,362,809      4,258,125         1.3
                           50,000  Merck & Co., Inc..................      3,384,854      5,312,500         1.6
                           70,000  Pfizer, Inc.......................      3,314,276      5,219,375         1.6
                                                                       -------------  -------------       -----
                                                                          13,286,403     18,308,125         5.5
------------------------------------------------------------------------------------------------------------------
PHOTOGRAPHY                15,000  Eastman Kodak Co..................        953,578        912,187         0.3
------------------------------------------------------------------------------------------------------------------
POLLUTION CONTROL          20,000  Waste Management, Inc.............        591,174        550,000         0.2
------------------------------------------------------------------------------------------------------------------
RESTAURANTS                15,000  McDonald's Corp...................        684,747        716,250         0.2
------------------------------------------------------------------------------------------------------------------
RETAIL-SPECIALTY           50,000  CVS Corporation...................      2,908,219      3,203,125         1.0
                          150,000  +Staples, Inc.....................      3,796,310      4,162,500         1.3
                          105,000  Walgreen Co.......................      2,872,665      3,294,375         1.0
                                                                       -------------  -------------       -----
                                                                           9,577,194     10,660,000         3.3
------------------------------------------------------------------------------------------------------------------
RETAIL-STORES             300,000  Wal-Mart Stores, Inc..............      9,933,853     11,831,250         3.5
------------------------------------------------------------------------------------------------------------------
TOYS                       35,000  Mattel, Inc.......................      1,276,170      1,303,750         0.4
------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING           20,000  Carnival Corp. (Class A)..........        467,500      1,107,500         0.3
------------------------------------------------------------------------------------------------------------------
                                   TOTAL STOCKS                          260,119,887    313,630,938        94.2
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Growth Stock Portfolio
Schedule of Investments as of December 31, 1997  (Concluded)
--------------------------------------------------------------------------------

                         FACE                                                             VALUE       PERCENT OF
                        AMOUNT           SHORT-TERM SECURITIES             COST         (NOTE 1A)     NET ASSETS
------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**    $ 2,945,000  General Motors Acceptance Corp.,
                                    6.75% due 1/02/1998..............  $   2,943,896  $   2,943,896         0.9%
                        6,000,000  Lexington Parker Capital Co. LLC,
                                    6.05% due 1/14/1998..............      5,985,883      5,985,883         1.8
                       10,000,000  Republic Industries, Inc., 6% due
                                    1/07/1998........................      9,988,333      9,988,333         3.0
------------------------------------------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM SECURITIES            18,918,112     18,918,112         5.7
------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS.................  $ 279,037,999    332,549,050        99.9
                                                                       -------------
                                                                       -------------
                                   OTHER ASSETS LESS LIABILITIES.....                       473,979         0.1
                                                                                      -------------       -----
                                   NET ASSETS........................                 $ 333,023,029       100.0%
                                                                                      -------------       -----
                                                                                      -------------       -----
------------------------------------------------------------------------------------------------------------------

 * American Depositary Receipts (ADR).

** Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.

 + Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1997
--------------------------------------------------------------------------------

                      S&P      MOODY'S     FACE                                                                VALUE
INDUSTRIES            RATINGS  RATINGS    AMOUNT                     ISSUE                        COST       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------
                                                                CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------
AEROSPACE &            B-       B2      $  500,000  L-3 Communications Corp., 10.375% due
DEFENSE-0.4%                                         5/01/2007..............................  $    500,000  $    542,500
------------------------------------------------------------------------------------------------------------------------
AIRLINES-0.6%          B+       B1         750,000  US Airways Group Inc., 10.375% due
                                                     3/01/2013..............................       750,000       839,370
------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE-0.7%        B+       B2       1,000,000  Venture Holdings Trust, 9.50% due
                                                     7/01/2005..............................       985,539     1,005,000
------------------------------------------------------------------------------------------------------------------------
BROADCASTING-RADIO &   B-       B3       1,000,000  Salem Communications Corp., 9.50% due
TELEVISION-2.1%                                      10/01/2007 (f).........................     1,020,000     1,015,000
                       B        B2       2,000,000  Sinclair Broadcast Group, Inc., 8.75%
                                                     due 12/15/2007.........................     1,992,160     2,000,000
                                                                                              ------------  ------------
                                                                                                 3,012,160     3,015,000
------------------------------------------------------------------------------------------------------------------------
CABLE-                 CCC+     Caa      2,075,790  American Telecasting, Inc., 29.862%**
DOMESTIC-5.4%                                        due 6/15/2004..........................       849,029       685,011
                       BB-      Ba3      2,000,000  Century Communications Corp., 9.50% due
                                                     3/01/2005..............................     1,977,500     2,120,000
                       B        B2       1,500,000  Intermedia Capital Partners, 11.25% due
                                                     8/01/2006..............................     1,493,750     1,642,500
                       BB+      Ba3      1,000,000  Lenfest Communications, Inc., 8.375% due
                                                     11/01/2005.............................       931,250     1,027,500
                       B        B1       1,000,000  Olympus Communications L.P., 10.625% due
                                                     11/15/2006.............................     1,000,000     1,107,500
                       BB+      Ba3      1,000,000  TCI Communications Inc., 9.65% due
                                                     3/31/2027..............................     1,026,250     1,170,620
                                                                                              ------------  ------------
                                                                                                 7,277,779     7,753,131
------------------------------------------------------------------------------------------------------------------------
CABLE-                                              Australis Media Ltd. (a):
INTERNATIONAL-2.7%     D        C           17,716   1.75%/15.75% due 5/15/2003.............        11,976         7,549
                       NR*      NR*      2,000,000  1.75%/15.75% due 5/15/2003 (g)..........     1,366,087       822,178
                       B-       B3       2,000,000  NTL Incorporated, Series B, 10.688%**
                                                     due 2/01/2006..........................     1,483,252     1,552,500
                       B+       B1       2,000,000  Telewest Communications PLC, 11.489%**
                                                     due 10/01/2007.........................     1,438,580     1,555,000
                                                                                              ------------  ------------
                                                                                                 4,299,895     3,937,227
------------------------------------------------------------------------------------------------------------------------
CAPITAL GOODS-1.8%     B+       B1       1,000,000  Bucyrus International, Inc., 9.75% due
                                                     9/15/2007..............................     1,000,000     1,010,000
                       B-       B3       1,500,000  International Wire Group, Inc., 11.75%
                                                     due 6/01/2005..........................     1,486,875     1,642,500
                                                                                              ------------  ------------
                                                                                                 2,486,875     2,652,500
------------------------------------------------------------------------------------------------------------------------
CHEMICALS-0.5%         BB-      Ba3        744,000  ISP Holdings Inc., 9.75% due
                                                     2/15/2002..............................       744,000       785,850
------------------------------------------------------------------------------------------------------------------------
COMPUTER               BB-      Ba1      1,000,000  Advanced Micro Devices, Inc., 11% due
SERVICES-1.4%                                        8/01/2003..............................     1,000,000     1,070,000
                       CCC      B3       1,000,000  Dictaphone Corp., 11.75% due
                                                     8/01/2005..............................       968,750       970,000
                                                                                              ------------  ------------
                                                                                                 1,968,750     2,040,000
------------------------------------------------------------------------------------------------------------------------
CONGLOMERATES-1.2%     NR*      NR*        761,000  MacAndrew & Forbes Group, Inc., 13% due
                                                     3/01/1999..............................       757,195       763,854
                       B+       B3       1,000,000  Sequa Corp., 9.375% due 12/15/2003......     1,030,938     1,040,000
                                                                                              ------------  ------------
                                                                                                 1,788,133     1,803,854
------------------------------------------------------------------------------------------------------------------------
CONSUMER               B        B3       2,000,000  Coleman Escrow Corp., 11.573%** due
PRODUCTS-2.3%                                        5/15/2001..............................     1,368,820     1,325,000
                       B        Ba3      1,000,000  Coty Inc., 10.25% due 5/01/2005.........     1,026,250     1,062,500
                       B+       B1       1,900,000  International Semi-Tech
                                                     Microelectronics, Inc., 12.792%** due
                                                     8/15/2003..............................     1,321,416       684,000
                       B+       B1         181,000  Samsonite Corp., 11.125% due
                                                     7/15/2005..............................       175,344       203,625
                                                                                              ------------  ------------
                                                                                                 3,891,830     3,275,125
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1997  (Continued)
--------------------------------------------------------------------------------

                      S&P      MOODY'S     FACE                                                                VALUE
INDUSTRIES            RATINGS  RATINGS    AMOUNT                     ISSUE                        COST       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------
                                                                CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED-1.4%       B-       B2      $1,000,000  Koppers Industries, Inc., 9.875% due
                                                     12/01/2007 (f).........................  $  1,000,000  $  1,030,000
                       B+       B2       1,000,000  RBX Corp., 12% due 1/15/2003 (f)........     1,000,000     1,017,500
                                                                                              ------------  ------------
                                                                                                 2,000,000     2,047,500
------------------------------------------------------------------------------------------------------------------------
ENERGY-9.0%            B-       B3       1,000,000  Bellwether Exploration Co., 10.875% due
                                                     4/01/2007..............................     1,000,000     1,100,000
                       BB-      Ba3      1,000,000  Chesapeake Energy Corporation, 9.125%
                                                     due 4/15/2006..........................       997,550     1,035,000
                       B        B1       1,000,000  Cliffs Drilling Co., 10.25% due
                                                     5/15/2003 (f)..........................     1,077,500     1,088,750
                       B        B2       2,000,000  Energy Corp. of America, 9.50% due
                                                     5/15/2007..............................     2,000,000     1,995,000
                       B+       B1       1,000,000  Parker Drilling Corp., 9.75% due
                                                     11/15/2006.............................       992,150     1,072,500
                       BB-      B1       1,500,000  Petroleo Brasileiro S.A. - Petrobras,
                                                     10% due 10/17/2006 (f).................     1,500,000     1,515,000
                       B        B3       1,000,000  Southwest Royalties Inc., 10.50% due
                                                     10/15/2004 (f).........................       987,910       995,000
                       B+       B3       5,150,000  Transamerican Energy, 13.163%** due
                                                     6/15/2002 (f)..........................     4,260,496     4,120,000
                                                                                              ------------  ------------
                                                                                                12,815,606    12,921,250
------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT-0.7%     B-       B2       1,252,000  AMF Group Inc., 12.082%** due
                                                     3/15/2006..............................       863,640       976,560
------------------------------------------------------------------------------------------------------------------------
FINANCIAL              BB-      B1       1,500,000  Reliance Group Holdings Inc., 9.75% due
SERVICES-1.1%                                        11/15/2003.............................     1,449,375     1,592,475
------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE-3.2%   B+       B1       2,000,000  Chiquita Brands International, 9.125%
                                                     due 3/01/2004..........................     2,001,250     2,080,000
                       B        B2       1,500,000  Colorado Prime Corp., 12.50% due
                                                     5/01/2004..............................     1,469,805     1,507,500
                       NR*      NR*        443,000  Cumberland Farms, Inc., 10.50% due
                                                     10/01/2003.............................       433,586       436,355
                       BB-      B2         568,000  Fresh Del Monte Corp., 10% due
                                                     5/01/2003..............................       544,250       590,720
                                                                                              ------------  ------------
                                                                                                 4,448,891     4,614,575
------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT     BB       Ba3      1,500,000  Republic of Argentina, Global Bonds, 11%
OBLIGATIONS-1.1%                                     due 10/09/2006.........................     1,543,125     1,601,250
------------------------------------------------------------------------------------------------------------------------
GAMING-5.2%            B        B3       1,000,000  Greate Bay Properties, Inc., 10.875% due
                                                     1/15/2004..............................       845,000       840,000
                       D        Caa      2,000,000  Harrah's Jazz Company, 14.25% due
                                                     11/15/2001 (d).........................     1,971,250       620,000
                       B+       B2       1,000,000  Hollywood Casino Corp., 12.75% due
                                                     11/01/2003.............................       932,816     1,072,500
                       B+       B2       1,000,000  Station Casinos Inc., 9.75% due
                                                     4/15/2007..............................       970,110     1,035,000
                       BB-      B1       2,000,000  Trump Atlantic City Inc., 11.25% due
                                                     5/01/2006..............................     1,997,500     1,950,000
                       NR*      Caa      1,000,000  Trump Castle Funding, Inc., 11.75% due
                                                     11/15/2003.............................       933,514       920,000
                       B-       B3       1,000,000  Venetian Casino Resort LLC, 12.25% due
                                                     11/15/2004 (f).........................     1,011,250     1,001,250
                                                                                              ------------  ------------
                                                                                                 8,661,440     7,438,750
------------------------------------------------------------------------------------------------------------------------
HEALTHCARE-2.2%        B+       B1       1,000,000  Beverly Enterprises, Inc., 9% due
                                                     2/15/2006..............................       933,750     1,033,750
                       B-       B3       1,000,000  Paragon Health Network, Inc., 9.50% due
                                                     11/01/2007 (f).........................       995,540       997,500
                       B+       B2       1,000,000  Quest Diagnostic Inc., 10.75% due
                                                     12/15/2006.............................     1,000,000     1,090,000
                                                                                              ------------  ------------
                                                                                                 2,929,290     3,121,250
------------------------------------------------------------------------------------------------------------------------
HOTELS-1.5%            BB-      Ba3      2,000,000  HMC Acquisition Properties, 9% due
                                                     12/15/2007.............................     2,000,000     2,090,000
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1997  (Continued)
--------------------------------------------------------------------------------

                      S&P      MOODY'S     FACE                                                                VALUE
INDUSTRIES            RATINGS  RATINGS    AMOUNT                     ISSUE                        COST       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------
                                                                CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER      B+       Ba1     $1,000,000  AES Corporation, 10.25% due 7/15/2006
PRODUCERS-2.9%                                       (f)....................................  $  1,080,000  $  1,087,500
                       BB-      Ba3      1,000,000  Calpine Corporation, 8.75% due 7/15/2007
                                                     (f)....................................     1,003,177     1,020,000
                                                    Midland Cogeneration Venture L.P.:
                       BB       Ba3        676,107  10.33% due 7/23/2002 (e)................       700,193       726,808
                       B        B2       1,000,000  13.25% due 7/23/2006....................     1,108,750     1,284,830
                                                                                              ------------  ------------
                                                                                                 3,892,120     4,119,138
------------------------------------------------------------------------------------------------------------------------
MEDIA &                BB-      B1         500,000  Comtel Brasileira Ltd., 10.75% due
COMMUNICATIONS-                                      9/26/2004 (f)..........................       500,000       490,000
INTERNATIONAL-3.4%     BB-      B1       1,000,000  Globo Communicacoes Participacoes,
                                                     10.50% due 12/20/2006 (f)..............     1,003,750       950,000
                       BB       Ba2      1,000,000  Grupo Televisa, S.A. de C.V., 11.375%
                                                     due 5/15/2003..........................     1,010,000     1,092,500
                       BBB-     Ba3      2,000,000  Telefonica de Argentina S.A., 11.875%
                                                     due 11/01/2004.........................     1,978,830     2,325,000
                                                                                              ------------  ------------
                                                                                                 4,492,580     4,857,500
------------------------------------------------------------------------------------------------------------------------
METAL & MINING-1.8%    CCC+     B2       1,000,000  Kaiser Aluminum & Chemical Corp., 12.75%
                                                     due 2/01/2003..........................     1,045,000     1,063,750
                       CCC+     B3       1,750,000  Maxxam Group, Inc., 12.25%** due
                                                     8/01/2003..............................     1,632,042     1,601,250
                                                                                              ------------  ------------
                                                                                                 2,677,042     2,665,000
------------------------------------------------------------------------------------------------------------------------
PACKAGING-2.1%         B        B2       1,000,000  AEP Industries, Inc., 9.875% due
                                                     11/15/2007 (f).........................       992,240     1,025,000
                       B        B2       1,000,000  Portola Packaging Inc., 10.75% due
                                                     10/01/2005.............................     1,000,000     1,055,000
                       B        B1       1,000,000  Silgan Corp., 9% due 6/01/2009..........     1,000,000     1,022,500
                                                                                              ------------  ------------
                                                                                                 2,992,240     3,102,500
------------------------------------------------------------------------------------------------------------------------
PAPER & FOREST         B        B2         500,000  Bear Island Paper Co. LLC, 10% due
PRODUCTS-2.7%                                        12/01/2007 (f).........................       500,000       506,250
                       BB-      B1       1,000,000  Doman Industries Ltd., 8.75% due
                                                     3/15/2004..............................       919,000       955,000
                       B        B3       1,500,000  Pacific Lumber Co., 10.50% due
                                                     3/01/2003..............................     1,450,312     1,552,500
                       BB       Ba3      1,000,000  Pindo Deli Finance Mauritius, 10.75% due
                                                     10/01/2007 (f).........................       996,980       860,000
                                                                                              ------------  ------------
                                                                                                 3,866,292     3,873,750
------------------------------------------------------------------------------------------------------------------------
PRINTING &             BB-      B1       1,000,000  Hollinger International, Inc., 9.25% due
PUBLISHING-0.7%                                      2/01/2006..............................       956,250     1,050,000
------------------------------------------------------------------------------------------------------------------------
PRODUCT                B-       B3       1,000,000  AmeriServ Food Company, 10.125% due
DISTRIBUTION-0.7%                                    7/15/2007..............................     1,000,000     1,050,000
------------------------------------------------------------------------------------------------------------------------
RESTAURANTS & FOOD     B        Ba3        691,000  Foodmaker, Inc., 9.25% due 3/01/1999....       692,727       701,365
SERVICES-0.5%
------------------------------------------------------------------------------------------------------------------------
RETAIL                 D        Caa      1,000,000  Bradlees, Inc., 11% due 8/01/2002 (d)...     1,023,750        70,000
SPECIALTY-0.1%
------------------------------------------------------------------------------------------------------------------------
STEEL-2.6%             NR*      B1       2,000,000  CSN Iron S.A., 9.125% due 6/01/2007
                                                     (f)....................................     1,941,250     1,700,000
                       B+       B2       1,000,000  WCI Steel Inc., 10% due 12/01/2004......     1,000,000     1,020,000
                       BB-      B2       1,000,000  Wheeling-Pittsburgh Corp., 9.25% due
                                                     11/15/2007 (f).........................       997,500       965,000
                                                                                              ------------  ------------
                                                                                                 3,938,750     3,685,000
------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS-0.8%      B        B1       1,000,000  Ralph's Grocery Co., 10.45% due
                                                     6/15/2004..............................       953,344     1,120,000
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1997  (Continued)
--------------------------------------------------------------------------------

                      S&P      MOODY'S     FACE                                                                VALUE
INDUSTRIES            RATINGS  RATINGS    AMOUNT                     ISSUE                        COST       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------
                                                                CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNI-           NR*      NR*     $2,000,000  Brooks Fiber Properties, Inc., 10.573%**
CATIONS-2.8%                                         due 11/01/2006.........................  $  1,402,521  $  1,600,000
                       B+       B2       1,000,000  GCI Inc., 9.75% due 8/01/2007...........     1,000,000     1,032,500
                       NR*      NR*      1,000,000  Ionica PLC, 13.50% due 8/15/2006........     1,113,750       850,000
                       B+       B1         500,000  Teleport Communications Group Inc.,
                                                     9.875% due 7/01/2006...................       527,750       564,375
                                                                                              ------------  ------------
                                                                                                 4,044,021     4,046,875
------------------------------------------------------------------------------------------------------------------------
TEXTILES-1.9%          B+       B1       1,000,000  Tultex Corp., 10.625% due 3/15/2005.....     1,007,500     1,090,000
                       B+       B2       1,500,000  Westpoint Stevens Industries, Inc.,
                                                     9.375% due 12/15/2005..................     1,465,000     1,575,000
                                                                                              ------------  ------------
                                                                                                 2,472,500     2,665,000
------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION-4.5%    BB-      NR*      1,000,000  Autopistas del Sol S.A., 10.25% due
                                                     8/01/2009 (f)..........................     1,026,250       902,500
                       BB       Ba3      2,000,000  GS Superhighway Holdings, 10.25% due
                                                     8/15/2007 (f)..........................     1,973,750     1,750,000
                       B        NR*      1,000,000  MRS Logistica S.A., 10.625% due
                                                     8/15/2005 (f)..........................       988,750       900,000
                       BB-      B1       1,000,000  Sea Containers Ltd., 12.50% due
                                                     12/01/2004.............................     1,095,000     1,132,500
                       NR*      B3       2,000,000  Transtar Holdings L.P., 11.065%** due
                                                     12/15/2003.............................     1,625,965     1,750,000
                                                                                              ------------  ------------
                                                                                                 6,709,715     6,435,000
------------------------------------------------------------------------------------------------------------------------
UTILITIES-3.7%         NR*      NR*      1,000,000  Companhia de Saneamento Basico do Estado
                                                     de Sao-Paulo, 10% due 7/28/2005 (f)....     1,005,000       890,000
                       BB-      B1       1,500,000  Espirito Santo - Escelsa S.A., 10% due
                                                     7/15/2007 (f)..........................     1,498,125     1,342,500
                       BB+      NR*      1,000,000  Inversora de Electrica, 9% due 9/16/2004
                                                     (f)....................................     1,000,000       950,000
                       BBB-     Ba3      1,000,000  Metrogas S.A., 12% due 8/15/2000........       983,750     1,067,500
                       BBB-     Baa3       991,600  Trans Gas de Occidente S.A., 9.79% due
                                                     11/01/2010 (e)(f)......................       991,600     1,064,345
                                                                                              ------------  ------------
                                                                                                 5,478,475     5,314,345
------------------------------------------------------------------------------------------------------------------------
WIRELESS               BB+      Ba3      2,000,000  Comcast Cellular Holdings, 9.50% due
COMMUNICATIONS-                                      5/01/2007..............................     1,996,740     2,085,000
DOMESTIC-5.0%          CCC      NR*      1,995,000  McCaw International Ltd., 12.469%** due
                                                     4/15/2007..............................     1,207,226     1,177,050
                       CCC      B3       2,000,000  Nextel Communications, Inc., 14.085%**
                                                     due 8/15/2004..........................     1,406,142     1,780,000
                       B        B2       2,000,000  Paging Network, Inc., 10% due
                                                     10/15/2008.............................     1,990,625     2,080,000
                                                                                              ------------  ------------
                                                                                                 6,600,733     7,122,050
------------------------------------------------------------------------------------------------------------------------
WIRELESS               B-       B3       2,000,000  Millicom International Cellular S.A.,
COMMUNICATIONS-                                      13.116%** due 6/01/2006................     1,304,936     1,470,000
INTERNATIONAL-1.0%
------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL CORPORATE BONDS-81.7%                117,511,803   117,400,690
------------------------------------------------------------------------------------------------------------------------
                                          SHARES
                                           HELD             COMMON STOCKS & WARRANTS
------------------------------------------------------------------------------------------------------------------------
CABLE-DOMESTIC-0.0%                          5,000  American Telecasting, Inc. (Warrants)
                                                     (b)....................................         4,776         2,000
------------------------------------------------------------------------------------------------------------------------
FOOD & BEVERAGE-0.0%                         1,500  Colorado Prime Corp. (Warrants)
                                                     (b)(f).................................        13,095         1,500
------------------------------------------------------------------------------------------------------------------------
GAMING-0.0%                                  1,000  +Goldriver Hotel & Casino Corp.,
                                                     Liquidating Trust (d)..................        24,040             0
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1997  (Continued)
--------------------------------------------------------------------------------

                                          SHARES                                                               VALUE
INDUSTRIES                                 HELD                      ISSUE                        COST       (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------
                                                            COMMON STOCKS & WARRANTS
------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-                                  1,036  Thermadyne Industries, Inc. (d).........  $     15,022  $     29,267
SERVICES-0.0%
------------------------------------------------------------------------------------------------------------------------
SUPERMARKETS-0.0%                           17,674  Grand Union Co. (d).....................     1,000,000        36,452
------------------------------------------------------------------------------------------------------------------------
WIRELESS                                     3,098  Nextel Communications, Inc. (d).........        49,991        79,773
COMMUNICATIONS-
DOMESTIC-0.1%
------------------------------------------------------------------------------------------------------------------------
                                                    TOTAL COMMON STOCKS & WARRANTS-0.1%          1,106,924       148,992
------------------------------------------------------------------------------------------------------------------------

                                                                  PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------------
CABLE-DOMESTIC-1.0%                           11,785  Cablevision Systems Corp. (Series M)
                                                       (c)....................................       935,000     1,361,167
--------------------------------------------------------------------------------------------------------------------------
ENERGY-0.7%                                    1,000  Clark USA, Inc.
                                                       (Convertible) (c)(f)...................     1,000,000     1,060,000
--------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT-1.4%                             1,782  Time Warner Inc. (Series M) (c).........     1,799,895     2,000,295
--------------------------------------------------------------------------------------------------------------------------
FINANCIAL                                     40,000  California Federal Preferred Capital
SERVICES-0.7%                                          Corp. (Series A).......................     1,010,000     1,050,000
--------------------------------------------------------------------------------------------------------------------------
PRINTING &                                    11,457  Primedia Inc............................     1,157,781     1,234,533
PUBLISHING-0.9%
--------------------------------------------------------------------------------------------------------------------------
WIRELESS                                       1,030  Nextel Communications, Inc. (a).........     1,033,975     1,174,200
COMMUNICATIONS-
DOMESTIC-0.8%
--------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL PREFERRED STOCKS-5.5%                  6,936,651     7,880,195
--------------------------------------------------------------------------------------------------------------------------

                                            FACE
                                           AMOUNT               SHORT-TERM SECURITES
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL                              $  4,515,000  General Motors Acceptance Corp., 6.75%
PAPER***-6.6%                                          due 1/02/1998..........................     4,513,307     4,513,307
                                           5,000,000  Lexington Parker Capital Co. LLC, 5.88%
                                                       due 1/05/1998..........................     4,995,917     4,995,917
                                                                                                ------------  ------------
                                                                                                   9,509,224     9,509,224
--------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT AGENCY                       7,800,000  Federal Home Loan Bank, 5.58% due
OBLIGATIONS***-5.4%                                    1/15/1998..............................     7,781,865     7,781,865
--------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL SHORT-TERM SECURITIES-12.0%           17,291,089    17,291,089
--------------------------------------------------------------------------------------------------------------------------
                                                      TOTAL INVESTMENTS-99.3%.................  $142,846,467   142,720,966
                                                                                                ------------
                                                                                                ------------
                                                      OTHER ASSETS LESS LIABILITIES-0.7%......                   1,043,412
                                                                                                              ------------
                                                      NET ASSETS-100.0%.......................                $143,764,378
                                                                                                              ------------
                                                                                                              ------------
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
High Yield Portfolio
Schedule of Investments as of December 31, 1997  (Concluded)
--------------------------------------------------------------------------------

  * Not Rated.

 ** Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Portfolio.

*** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.

  + Restricted securities as to resale.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    VALUE (NOTE
ISSUE                                                                              ACQUISITION DATE       COST          1A)
--------------------------------------------------------------------------------------------------------------------------------
Goldriver Hotel & Casino Corp., Liquidating Trust..............................        8/31/1992        $  24,040  $           0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL                                                                                                   $  24,040  $           0
                                                                                                        ---------  -------------
                                                                                                        ---------  -------------
--------------------------------------------------------------------------------------------------------------------------------

 (a) Represents a step bond. Coupon payments are paid-in-kind, in which the Portfolio receives additional face at an annual rate of 1.75% until May 15, 2000. Subsequently, the Portfolio will receive cash coupon payments at an annual rate of 15.75% until maturity.

 (b) Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustments under certain conditions until the expiration date.

 (c) Represents a pay-in-kind security which may pay interest/dividends in additional face amount/shares.

 (d) Non-income producing security.

 (e) Subject to principal paydowns.

 ( f ) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 (g) Each $1,000 face amount contains one warrant of Australis Media Ltd.

Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Intermediate Government Bond Portfolio
Schedule of Investments as of December 31, 1997
--------------------------------------------------------------------------------

                             FACE                                                                            VALUE
                           AMOUNT                          ISSUE                              COST         (NOTE 1A)
----------------------------------------------------------------------------------------------------------------------

                                          US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
FEDERAL FARM CREDIT   $ 1,500,000  Federal Farm Credit Bank,
BANK-0.7%                          6.43% due 7/23/2007..................................  $   1,537,350  $   1,537,350
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL FEDERAL FARM CREDIT BANK                             1,537,350      1,537,350
----------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN       5,000,000  Federal Home Loan Mortgage Corporation:
MORTGAGE                1,685,000  7.90% due 9/19/2001..................................      5,000,000      5,325,000
CORPORATION-4.6%        3,100,000  6.42% due 10/03/2005.................................      1,710,802      1,723,704
                                   6.40% due 12/13/2006.................................      3,149,817      3,166,371
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION               9,860,619     10,215,075
----------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL        5,000,000  Federal National Mortgage Association:
MORTGAGE                6,000,000  7.55% due 4/22/2002..................................      5,226,550      5,300,000
ASSOCIATION-20.4%                  7.40% due 7/01/2004..................................      6,248,520      6,455,640
                       10,000,000      7.85% due 9/10/2004..............................      9,824,469     10,301,600
                        9,000,000      7.65% due 3/10/2005..............................      8,990,156      9,832,500
                       10,000,000      6.35% due 6/10/2005..............................     10,000,000     10,179,700
                        3,000,000      7.12% due 7/03/2006..............................      3,198,840      3,210,000
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION               43,488,535     45,279,440
----------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED           348,487  Federal National Mortgage Association, 9% due
SECURITIES-0.2%                    1/01/2002 (a)........................................        336,290        358,238
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL MORTGAGE-BACKED SECURITIES                             336,290        358,238
----------------------------------------------------------------------------------------------------------------------
PRIVATE EXPORT          7,000,000  Private Export Funding Corporation:
FUNDING                11,500,000      8.35% due 1/31/2001..............................      7,083,590      7,487,830
CORPORATION-8.7%                       6.49% due 7/15/2007..............................     11,500,000     11,909,860
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL PRIVATE EXPORT FUNDING CORPORATION                  18,583,590     19,397,690
----------------------------------------------------------------------------------------------------------------------
STUDENT LOAN           13,000,000  Student Loan Marketing Association,
MARKETING                          7.50% due 3/08/2000..................................     13,176,719     13,442,780
ASSOCIATION-6.0%
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL STUDENT LOAN MARKETING ASSOCIATION                  13,176,719     13,442,780
----------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS &    16,000,000  US Treasury Bonds:
NOTES-55.5%                            12% due 5/15/2005................................     22,772,500     21,882,560
                       10,000,000      10.75% due 8/15/2005.............................     13,385,937     13,009,400
                                   US Treasury Notes:
                        2,000,000      6.75% due 4/30/2000..............................      2,014,062      2,045,620
                       24,000,000      6.625% due 6/30/2001.............................     24,030,000     24,663,840
                       15,000,000      6.375% due 8/15/2002.............................     15,025,615     15,386,700
                        5,500,000      6.25% due 2/15/2003..............................      5,479,805      5,624,630
                        5,000,000      5.75% due 8/15/2003..............................      4,969,141      5,003,100
                       12,000,000      6.50% due 5/15/2005..............................     11,914,750     12,510,000
                       11,000,000      7% due 7/15/2006.................................     11,652,500     11,873,070
                        8,000,000      6.25% due 2/15/2007..............................      8,107,500      8,254,960
                        3,000,000      6.125% due 8/15/2007.............................      2,979,570      3,082,980
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL US TREASURY BONDS & NOTES                          122,331,380    123,336,860
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL US GOVERNMENT & AGENCY
                                   OBLIGATIONS-96.1%                                        209,314,483    213,567,433
----------------------------------------------------------------------------------------------------------------------
                                                SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
REPURCHASE              6,346,000  HSBC Securities, Inc., purchased on 12/31/1997
AGREEMENTS*-2.9%                   to yield 6.57% to 1/02/1998..........................      6,346,000      6,346,000
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM SECURITIES-2.9%                           6,346,000      6,346,000
----------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS-99.0%..............................  $ 215,660,483    219,913,433
                                                                                          -------------
                                                                                          -------------
                                   OTHER ASSETS LESS LIABILITIES-1.0%...................                     2,298,102
                                                                                                         -------------
                                   NET ASSETS-100.0%....................................                 $ 222,211,535
                                                                                                         -------------
                                                                                                         -------------
----------------------------------------------------------------------------------------------------------------------

(a) US Government Agency Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instrument. As a result, the average life may be substantially less than the original maturity.
 * Repurchase Agreements are fully collateralized by US Government Obligations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1997
--------------------------------------------------------------------------------

                                      MOODY'S            FACE                                                        VALUE
                         S&P RATINGS  RATINGS          AMOUNT                ISSUE                    COST         (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                                   US GOVERNMENT OBLIGATIONS
------------------------------------------------------------------------------------------------------------------------------
US TREASURY BONDS &             AAA          Aaa   $1,000,000  US Treasury Bonds, 6.50% due
NOTES-18.8%                                                        11/15/2026...................  $     988,203  $   1,067,500
                                                               US Treasury Notes:
                                AAA          Aaa    1,500,000      6.375% due 5/15/2000.........      1,523,555      1,522,500
                                AAA          Aaa    3,500,000      5.75% due 11/15/2000.........      3,502,422      3,506,545
                                AAA          Aaa      500,000      6.375% due 9/30/2001.........        510,547        510,310
                                AAA          Aaa    1,750,000      5.75% due 11/30/2002.........      1,741,914      1,751,365
                                AAA          Aaa    3,250,000      5.75% due 8/15/2003..........      3,239,062      3,252,015
                                AAA          Aaa      500,000      7.25% due 8/15/2004..........        538,750        540,390
                                AAA          Aaa      500,000      7.50% due 2/15/2005..........        536,211        549,530
                                AAA          Aaa    3,200,000      6.50% due 5/15/2005..........      3,169,070      3,336,000
                                AAA          Aaa      750,000      6.50% due 10/15/2006.........        775,547        785,273
                                AAA          Aaa    6,500,000      6.125% due 8/15/2007.........      6,643,945      6,679,790
------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL US GOVERNMENT
                                                               OBLIGATIONS-18.8%                   23,169,226       23,501,218
------------------------------------------------------------------------------------------------------------------------------

INDUSTRIES                                                          CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED                    AAA          Aaa    1,944,863  Arcadia, 6.10% due 6/15/2000.....      1,944,485      1,946,400
SECURITIES*-5.6%                                               Citibank, Credit Card Master
                                                                Trust I:
                                AAA          Aaa    1,000,000      6.35% due 8/15/2002..........        999,200      1,006,094
                                AAA          Aaa    1,000,000      6.057% due 12/10/2008........        999,610        995,000
                                AAA          Aaa    2,500,000  First Bank, Corporate Card Master
                                                                Trust, 6.40% due 2/15/2003......      2,496,931      2,520,300
                                AAA          Aaa      526,642  GMAC Grantor Trust, 6.50% due
                                                                4/15/2002.......................        526,495        528,954
                                                                                                  -------------  -------------
                                                                                                      6,966,721      6,996,748
------------------------------------------------------------------------------------------------------------------------------
BANKING-8.6%                   BBB+           A3    1,250,000  BB&T Corporation, 7.25% due
                                                                6/15/2007.......................      1,244,163      1,314,087
                                  A           A2    1,000,000  Bank of New York Co., Inc.,
                                                                7.625% due 7/15/2002............      1,076,500      1,053,790
                                 A+          Aa3    1,000,000  BankAmerica Corp., 7.125% due
                                                                5/12/2005.......................        985,500      1,037,510
                                 A-           A2    2,000,000  First Interstate Bancorp, 9.90%
                                                                due 11/15/2001..................      2,270,480      2,244,920
                                 A-           A3    1,000,000  HSBC Americas Inc., 7% due
                                                                11/01/2006......................        991,600      1,017,370
                                 A-           A3    2,000,000  Mellon Bank Corp., 6.875% due
                                                                3/01/2003.......................      1,822,480      2,044,580
                               BBB+           A2    1,000,000  Mellon Capital II, 7.995% due
                                                                1/15/2027.......................        953,470      1,073,620
                                AA-          Aa3    1,000,000  Norwest Financial, Inc., 6.625%
                                                                due 7/15/2004...................        995,590      1,012,190
                                                                                                  -------------  -------------
                                                                                                     10,339,783     10,798,067
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-                                            General Motors Acceptance Corp.:
CAPTIVE-1.9%                     A-           A3    1,000,000      7.125% due 5/01/2003.........        994,890      1,035,840
                                 A-           A3    1,250,000      7.70% due 4/15/2016..........      1,363,937      1,369,812
                                                                                                  -------------  -------------
                                                                                                      2,358,827      2,405,652
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-               A           A2    1,000,000  Beneficial Corp., 6.80% due
CONSUMER-4.1%                                                   9/16/2003.......................      1,000,000      1,014,631
                                  A          Aa3    1,000,000  CIT Capital Trust I, 7.70% due
                                                                2/15/2027.......................        995,440      1,025,823
                                 A+          Aa3    3,000,000  CIT Group Holdings, Inc., 6.625%
                                                                due 6/15/2005...................      3,010,170      3,022,830
                                                                                                  -------------  -------------
                                                                                                      5,005,610      5,063,284
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1997  (Continued)
--------------------------------------------------------------------------------

                                      MOODY'S            FACE                                                        VALUE
INDUSTRIES               S&P RATINGS  RATINGS          AMOUNT                ISSUE                    COST         (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                               CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES-               A           A2   $  500,000  Bear Stearns Companies, Inc.,
OTHER-13.1%                                                     6.50% due 7/05/2000.............  $     499,090  $     503,020
                                 A+           A1      750,000  Commercial Credit Co., 6.75% due
                                                                7/01/2007.......................        760,748        761,865
                                 A-           A3    1,000,000  Donaldson, Lufkin & Jenrette,
                                                                Inc., 6.875% due 11/01/2005.....        999,050      1,016,850
                                  A           A2    1,000,000  ++Equitable Life Assurance
                                                                Society of the US, 7.70% due
                                                                12/01/2015......................        993,160      1,070,719
                                AAA          Aaa      500,000  General Electric Capital Corp.,
                                                                8.125% due 5/15/2012............        531,640        576,900
                                  A         Baa1    3,000,000  Lehman Brothers Holdings, Inc.,
                                                                6.50% due 10/01/2002............      2,997,150      2,996,100
                                 AA          Aa2    2,350,000  MBIA, Inc., 7.15% due
                                                                7/15/2027.......................      2,344,242      2,492,762
                                 A+           A1    1,000,000  Morgan Stanley Group, Inc.,
                                                                6.875% due 3/01/2007............        996,410      1,021,750
                               BBB+         Baa1    2,500,000  PaineWebber Group, Inc., 7.99%
                                                                due 6/09/2017...................      2,500,000      2,666,537
                                 A+          Aa3    2,000,000  Travelers Capital II, 7.75% due
                                                                12/01/2036......................      2,003,400      2,074,060
                                AA-          Aa3    1,000,000  Travelers Group, Inc., 7.875% due
                                                                5/15/2025.......................        999,420      1,118,270
                                                                                                  -------------  -------------
                                                                                                     15,624,310     16,298,833
------------------------------------------------------------------------------------------------------------------------------
FOREIGN+-6.0%                    A+           A3    1,000,000  ++Hutchison Whampoa Ltd., 6.95%
                                                                due 8/01/2007 (1)...............      1,000,610        942,260
                                  A          Aa3    1,000,000  Midland Bank PLC, 7.625% due
                                                                6/15/2006 (3)...................        992,340      1,062,580
                                  A           A2    1,000,000  ++Petroliam Nasional BHD, 6.875%
                                                                due 7/01/2003 (4)...............        988,840        949,533
                                                               Province of Quebec (Canada) (2):
                                 A+           A2    1,000,000      8.80% due 4/15/2003..........      1,129,480      1,108,760
                                 A+           A2    1,500,000      13% due 10/01/2013...........      1,959,060      1,641,825
                                 A+           A2    1,000,000      7.125% due 2/09/2024.........        902,520      1,029,910
                                 AA          Aa2      750,000  Swiss Bank Corp.-New York, 7.375%
                                                                due 6/15/2017 (3)...............        803,280        802,320
                                                                                                  -------------  -------------
                                                                                                      7,776,130      7,537,188
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-                                                    Archer-Daniels-Midland Company:
CONSUMER-9.7%                   AA-          Aa3      500,000      7.125% due 3/01/2013.........        523,280        528,485
                                AA-          Aa3    1,000,000      6.75% due 12/15/2027.........        988,720      1,001,533
                                 A+           A1    3,500,000  Bass America, Inc., 8.125% due
                                                                3/31/2002.......................      3,532,070      3,744,790
                                  A           A2      962,525  ++Disney Enterprises, Inc., 6.85%
                                                                due 1/10/2007*..................        961,861        978,715
                                 A+           A1    1,000,000  Hershey Foods Corporation, 7.20%
                                                                due 8/15/2027...................      1,053,910      1,063,100
                                AAA          Aaa    2,000,000  Johnson & Johnson, 8.72% due
                                                                11/01/2024......................      2,019,140      2,298,800
                                  A           A2      500,000  Philip Morris Companies, Inc.,
                                                                7.25% due 1/15/2003.............        503,440        515,450
                                BBB         Baa2      800,000  Safeway, Inc., 7% due
                                                                9/15/2007.......................        799,640        822,896
                               BBB-         Baa3    1,000,000  Time Warner Entertainment Co.,
                                                                8.375% due 3/15/2023............      1,070,290      1,141,180
                                                                                                  -------------  -------------
                                                                                                     11,452,351     12,094,949
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-ENERGY-3.0%           AA          Aa2    2,000,000  BP America, Inc., 10% due
                                                                7/01/2018.......................      2,156,880      2,126,060
                                AA-           A1    1,000,000  Consolidated Natural Gas Company,
                                                                6.80% due 12/15/2027............        991,900      1,008,130
                                  A          Aa3      500,000  Dresser Industries, Inc., 7.60%
                                                                due 8/15/2096...................        498,545        560,660
                                                                                                  -------------  -------------
                                                                                                      3,647,325      3,694,850
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1997  (Continued)
--------------------------------------------------------------------------------

                                      MOODY'S            FACE                                                        VALUE
INDUSTRIES               S&P RATINGS  RATINGS          AMOUNT                ISSUE                    COST         (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                               CORPORATE BONDS & NOTES
------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL-                    BBB+           A3   $  500,000  Applied Materials, Inc., 6.75%
OTHER-13.4%                                                     due 10/15/2007..................  $     499,675  $     501,930
                                  A           A3    1,000,000  Chrysler Corporation, 7.45% due
                                                                3/01/2027.......................        995,140      1,069,060
                                AA-          Aa3    3,250,000  duPont(E.I.) de Nemours & Co.,
                                                                6.75% due 9/01/2007.............      3,356,477      3,362,872
                                 A+           A1    1,000,000  ++Electronic Data Systems, Inc.,
                                                                6.85% due 5/15/2000.............        999,210      1,017,158
                                BBB         Baa2    2,500,000  Federal Express Corp., 9.65% due
                                                                6/15/2012.......................      2,758,750      3,123,800
                                  A           A2    1,000,000  First Data Corp., 6.375% due
                                                                12/15/2007......................        997,430        994,980
                                                               Martin Marietta Corp.:
                               BBB+           A3    1,000,000      6.50% due 4/15/2003..........      1,006,130      1,005,700
                               BBB+           A3      500,000      7.375% due 4/15/2013.........        480,805        530,110
                                                               McDonnell Douglas Corp.,
                                AA+         Baa2    1,000,000      6.13% due 12/23/1998.........        997,940        988,320
                                AA+           A2    1,000,000      6.875% due 11/01/2006........      1,037,450      1,036,720
                                  A           A1    1,000,000  PPG Industries, Inc., 6.50% due
                                                                11/01/2007......................        996,940      1,009,740
                                BBB         Baa3    2,000,000  Seagate Technology, Inc., 7.125%
                                                                due 3/01/2004...................      1,996,500      2,015,900
                                                                                                  -------------  -------------
                                                                                                     16,122,447     16,656,290
------------------------------------------------------------------------------------------------------------------------------
TRANSPORT SERVICES-3.1%        BBB+         Baa1      500,000  Norfolk Southern Corp., 7.80% due
                                                                5/15/2027.......................        499,370        562,020
                                                               Southwest Airlines, Inc.:
                                 A-           A3    2,000,000      9.40% due 7/01/2001..........      2,407,120      2,196,380
                                 A-           A3    1,000,000      7.875% due 9/01/2007.........        998,750      1,101,570
                                                                                                  -------------  -------------
                                                                                                      3,905,240      3,859,970
------------------------------------------------------------------------------------------------------------------------------
UTILITIES-                       A+           A2    1,000,000  ALLTEL Corporation, 6.75% due
COMMUNICATIONS-6.6%                                             9/15/2005.......................        984,600      1,022,820
                                AAA          Aaa    1,000,000  BellSouth Telecommunications,
                                                                Inc., 7% due 10/01/2025.........      1,040,700      1,049,660
                                                               GTE Corp.:
                                  A         Baa1    1,000,000      8.85% due 3/01/1998..........      1,027,000      1,003,680
                                  A         Baa1    2,000,000      9.375% due 12/01/2000........      2,189,690      2,166,380
                                                               Southwestern Bell
                                                                Telecommunications Co.:
                                 AA          Aa3    1,000,000      6.125% due 3/01/2000.........        978,880      1,001,780
                                 AA          Aa3    2,000,000      6.375% due 11/15/2007........      2,009,520      2,008,760
                                                                                                  -------------  -------------
                                                                                                      8,230,390      8,253,080
------------------------------------------------------------------------------------------------------------------------------
UTILITIES-ELECTRIC-2.9%         AAA          Aaa      750,000  Cleveland Electric/Toledo Edison,
                                                                7.13% due 7/01/2007.............        786,817        798,697
                                                               Pennsylvania Power & Light Co.:
                                 A-           A3    1,500,000      5.50% due 4/01/1998..........      1,493,055      1,498,710
                                 A-           A3    1,000,000      6.875% due 2/01/2003.........      1,016,290      1,028,990
                                AAA          Aaa      300,000  ++Texas Utilities Company, 6.375%
                                                                due 10/01/2004..................        301,545        301,630
                                                                                                  -------------  -------------
                                                                                                      3,597,707      3,628,027
------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL CORPORATE BONDS &
                                                               NOTES-78.0%                           95,026,841     97,286,938
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Long Term Corporate Bond Portfolio
Schedule of Investments as of December 31, 1997  (Concluded)
--------------------------------------------------------------------------------

                                                         FACE                                                        VALUE
                                                       AMOUNT                ISSUE                    COST         (NOTE 1A)
------------------------------------------------------------------------------------------------------------------------------
                                                                    SHORT-TERM INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------
REPURCHASE                                         $1,925,000  HSBC Securities, Inc., purchased
AGREEMENTS**-1.6%                                               on 12/31/1997 to yield 6.57% to
                                                                1/02/1998.......................  $   1,925,000  $   1,925,000
------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL SHORT-TERM INVESTMENTS-1.6%      1,925,000      1,925,000
------------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS-98.4%..........  $ 120,121,067    122,713,156
                                                                                                  -------------
                                                                                                  -------------
                                                               OTHER ASSETS
                                                               LESS LIABILITIES-1.6%............                     2,032,942
                                                                                                                 -------------
                                                               NET ASSETS-100.0%................                 $ 124,746,098
                                                                                                                 -------------
                                                                                                                 -------------
------------------------------------------------------------------------------------------------------------------------------

 * Subject to principal paydowns.

** Repurchase Agreements are fully collateralized by US Government Obligations.

 + Corresponding industry groups for foreign bonds:
(1) Investment Holding Company.
(2) Government Entity.
(3) Banking.
(4) Industry-Energy.
++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

Ratings of issue shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserves Portfolio
Schedule of Investments as of December 31, 1997
--------------------------------------------------------------------------------

                           FACE                                                    INTEREST    MATURITY       VALUE
                         AMOUNT                       ISSUE                          RATE*       DATE       (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------------
BANK NOTES-10.3%    $ 2,650,000  Bank of America N.T. & S.A.....................        5.93%    6/24/98  $   2,649,977
                      2,800,000  Bank of America N.T. & S.A.+...................        6.10     6/30/98      2,798,899
                      3,000,000  Bank of New York, The..........................        5.85     8/20/98      2,998,572
                      6,000,000  FNB of Chicago.................................        6.02     6/11/98      6,001,895
                      2,850,000  FNB of Chicago.................................        5.89     8/26/98      2,849,417
                      1,800,000  KeyBank National Association+..................        5.64     5/06/98      1,799,703
                      3,800,000  KeyBank National Association+..................        5.62     8/20/98      3,798,249
                      7,500,000  KeyBank National Association+..................        5.62     8/28/98      7,496,694
                      1,800,000  LaSalle National Bank, Chicago.................        5.75    10/08/98      1,797,323
                      4,000,000  Morgan Guaranty Trust Co. of NY+...............        5.615    2/19/98      3,999,720
                      2,300,000  Northern Trust Company.........................        5.96     6/17/98      2,300,212
                      1,500,000  Northern Trust Company.........................        5.95     6/24/98      1,500,123
                      9,400,000  PNC Bank N.A.+.................................        5.60    10/01/98      9,395,262
                      4,000,000  US Bank N.A.+..................................        5.855    8/28/98      3,998,592
                      1,000,000  US National Bank of Oregon+....................        5.665    4/14/98        999,850
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL BANK NOTES (COST-$54,382,213)                                         54,384,488
-----------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF       4,000,000  Chase Manhattan Bank USA, N.A..................        5.87     7/21/98      3,999,172
DEPOSIT-2.5%          1,000,000  Chase Manhattan Bank USA, N.A..................        5.75    10/06/98        998,658
                      7,500,000  Morgan Guaranty Trust Co. of NY................        5.71     1/06/98      7,499,722
                        500,000  Morgan Guaranty Trust Co. of NY................        5.94     3/20/98        499,966
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL CERTIFICATES OF DEPOSIT                                               12,997,518
                                  (COST-$12,999,929)
-----------------------------------------------------------------------------------------------------------------------
CERTIFICATES OF       1,000,000  ABN-AMRO Bank N.V., Chicago....................        6.03     6/11/98      1,000,447
DEPOSIT-              2,900,000  ABN-AMRO Bank N.V., Chicago....................        5.77     7/28/98      2,897,972
YANKEE-3.9%           3,000,000  ABN-AMRO Bank N.V., Chicago....................        5.92     8/14/98      3,000,108
                      2,000,000  Barclays Bank PLC, NY..........................        5.94     6/30/98      2,000,330
                      4,750,000  Bayerische Vereinsbank AG, NY..................        5.71    10/06/98      4,742,248
                      5,000,000  Deutsche Bank AG, NY...........................        5.63     2/26/98      4,995,291
                      1,900,000  Westdeutsche Landesbank Girozentrale, NY.......        5.94     6/29/98      1,900,286
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL CERTIFICATES OF DEPOSIT-YANKEE
                                 (COST-$20,544,427)                                                          20,536,682
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL            6,662,000  AESOP Funding Corp.............................        5.77     1/16/98      6,647,051
PAPER-48.9%          10,000,000  AESOP Funding Corp.............................        5.85     1/16/98      9,977,250
                      5,000,000  AESOP Funding Corp.............................        5.85     2/13/98      4,965,875
                      6,159,000  Atlantic Asset Securitization Corp.............        5.90     1/13/98      6,147,897
                      1,321,000  Atlantic Asset Securitization Corp.............        5.93     1/16/98      1,317,954
                      3,489,000  Atlantic Asset Securitization Corp.............        5.89     1/20/98      3,478,725
                     14,000,000  Block Financial Corp...........................        5.67     4/03/98     13,800,053
                      7,672,000  CSW Credit, Inc................................        5.75     1/13/98      7,658,521
                     14,000,000  CSW Credit, Inc................................        5.62     2/13/98     13,904,123
                      7,060,000  Centric Capital Corp...........................        6.50     1/07/98      7,053,626
                     10,500,000  Centric Capital Corp...........................        5.80     1/16/98     10,476,317
                     10,000,000  Countrywide Home Loans, Inc....................        5.87     1/14/98      9,980,433
                     10,000,000  Countrywide Home Loans, Inc....................        5.75     3/06/98      9,901,125
                      4,500,000  Finova Capital Corp............................        5.74     2/17/98      4,466,247
                     15,000,000  Finova Capital Corp............................        5.74     3/13/98     14,835,208
                      4,945,000  Finova Capital Corp............................        5.73     3/18/98      4,886,793
                      1,550,000  Finova Capital Corp............................        5.63     4/21/98      1,523,484
                      7,750,000  Ford Motor Credit Co...........................        5.60     3/30/98      7,644,180
                      8,000,000  General Electric Capital Corp..................        5.545    3/17/98      7,907,089
                      4,000,000  General Electric Capital Corp..................        5.55     3/23/98      3,949,778
                      7,000,000  General Motors Acceptance Corp.................        5.59     3/02/98      6,935,182
                      5,000,000  Goldman Sachs Group, L.P.......................        5.71     4/17/98      4,917,604
                      7,400,000  International Securitization Corp..............        5.80     3/20/98      7,310,573
                     10,000,000  Lehman Brothers Holdings, Inc..................        5.90     1/15/98      9,978,694
                      3,035,000  Lehman Brothers Holdings, Inc..................        5.78     1/21/98      3,025,790
                      5,000,000  Lehman Brothers Holdings, Inc..................        5.91     1/27/98      4,979,479
                      3,980,000  Lehman Brothers Holdings, Inc..................        5.60     1/29/98      3,962,747
                      5,000,000  Lexington Parker Capital Co. LLC...............        5.63     2/02/98      4,975,157
                     20,000,000  Lexington Parker Capital Co. LLC...............        5.92     2/20/98     19,840,206
                     15,000,000  New Center Asset Trust.........................        5.68     3/18/98     14,823,438

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserves Portfolio
Schedule of Investments as of December 31, 1997  (Continued)
--------------------------------------------------------------------------------

                           FACE                                                    INTEREST    MATURITY       VALUE
                         AMOUNT                       ISSUE                          RATE*       DATE       (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------------
COMMERCIAL          $11,290,000  Park Avenue Receivables Corp...................        5.90%    1/23/98  $  11,251,144
PAPER                   264,000  Twin Towers Inc................................        5.80     1/27/98        262,937
(CONCLUDED)          14,670,000  Windmill Funding Corp..........................        5.77     2/20/98     14,552,791
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL COMMERCIAL PAPER (COST-$257,338,269)                                 257,337,471
-----------------------------------------------------------------------------------------------------------------------
CORPORATE             5,060,408  LABS Trust Series 1996-4 Senior Notes+++.......        6.00    12/28/98      5,060,408
NOTES-5.3%            2,914,970  LABS Trust Series 1997-6 Senior Notes+++.......        5.968   10/21/98      2,914,970
                      5,000,000  Republic Mase Australia, Ltd.++................        5.945    6/30/98      5,000,605
                     15,000,000  SMM Trust 1997-Q+..............................        5.98     1/15/98     14,999,994
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL CORPORATE NOTES (COST-$27,975,373)                                    27,975,977
-----------------------------------------------------------------------------------------------------------------------
FUNDING               9,000,000  Jackson National Life Insurance Co.+...........        5.72     5/01/98      9,000,000
AGREEMENTS--1.7%
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL FUNDING AGREEMENTS (COST-$9,000,000)                                   9,000,000
-----------------------------------------------------------------------------------------------------------------------
MASTER               10,000,000  Goldman Sachs Group, L.P.+.....................        5.968    5/29/98     10,000,000
NOTES-1.9%
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL MASTER NOTES (COST-$10,000,000)                                       10,000,000
-----------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM           5,000,000  Abbey National Treasury Services PLC+..........        5.59     2/25/98      4,999,428
NOTES-7.5%            1,750,000  Bank of Scotland Treasury Services PLC.........        5.95     6/18/98      1,749,790
                      5,000,000  CIT Group Holdings, Inc. (The).................        6.50     7/13/98      5,016,500
                      1,000,000  CIT Group Holdings, Inc. (The).................        5.58     8/17/98        999,460
                      1,000,000  Goldman Sachs Group, L.P.......................        6.10     4/15/98      1,000,432
                      6,000,000  IBM Credit Corp................................        5.868    8/13/98      5,999,604
                      3,000,000  IBM Credit Corp.+..............................        5.635   11/23/98      2,998,840
                      4,000,000  International Business Machines Corp...........        5.67     1/28/98      3,999,652
                      7,000,000  International Business Machines Corp...........        5.93     3/18/98      7,002,506
                      1,814,843  Newcourt Receivables Asset Trust 1997-1........        5.815   12/21/98      1,814,480
                      4,000,000  Norwest Corporation............................        6.00    10/13/98      4,003,080
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL MEDIUM-TERM NOTES (COST-$39,577,269)                                  39,583,772
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT,       10,000,000  Federal National Mortgage Association..........        5.44     8/04/98      9,677,878
AGENCY &              6,000,000  US Treasury Bills..............................        5.08     1/15/98      5,988,842
INSTRUMENTALITY
OBLIGATIONS-
DISCOUNT-3.0%
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                 OBLIGATIONS-DISCOUNT (COST-$15,665,615)                                     15,666,720
-----------------------------------------------------------------------------------------------------------------------
US GOVERNMENT,        5,000,000  Federal Home Loan Bank+........................        5.899   10/20/98      4,998,840
AGENCY &              2,000,000  Federal Home Loan Bank+........................        5.99     8/11/99      1,998,120
INSTRUMENTALITY       2,000,000  Federal Home Loan Mortgage Corp.+..............        5.58     4/15/98      1,999,727
OBLIGATIONS-NON-      2,000,000  Federal Home Loan Mortgage Corp.+..............        5.57     4/20/98      1,999,653
DISCOUNT-13.7%        4,000,000  Federal Home Loan Mortgage Corp................        5.685    8/21/98      3,996,240
                      1,200,000  Federal Home Loan Mortgage Corp................        6.36     5/20/99      1,202,352
                      1,000,000  Federal Home Loan Mortgage Corp................        6.10     9/10/99      1,000,500
                      4,000,000  Federal National Mortgage Association..........        5.19     1/08/98      3,999,528
                      4,000,000  Federal National Mortgage Association+.........        5.57     3/26/98      3,999,466
                      5,000,000  Federal National Mortgage Association+.........        5.629    3/27/98      4,999,220
                     10,000,000  Federal National Mortgage Association+.........        5.669    4/24/98      9,998,826
                      6,000,000  Federal National Mortgage Association+.........        6.00     5/14/98      6,000,000
                      4,700,000  Federal National Mortgage Association+.........        5.894   10/20/98      4,698,366
                      1,200,000  Federal National Mortgage Association..........        6.375    5/21/99      1,202,400
                        600,000  Federal National Mortgage Association..........        5.88     8/10/99        598,902
                      3,700,000  Federal National Mortgage Association+.........        5.929   10/27/99      3,696,838
                      3,000,000  Student Loan Marketing Association+............        5.877   10/06/98      2,998,566
                      3,000,000  Student Loan Marketing Association+............        5.909   11/25/98      2,999,221
                      2,000,000  Student Loan Marketing Association.............        5.80    12/18/98      1,997,068
                      2,920,000  US Treasury Notes..............................        5.00     1/31/98      2,918,265
                      2,000,000  US Treasury Notes..............................        7.875    4/15/98      2,013,124
                      2,600,000  US Treasury Notes..............................        5.625   11/30/98      2,600,000
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL US GOVERNMENT, AGENCY & INSTRUMENTALITY
                                 OBLIGATIONS-NON-DISCOUNT (COST-$71,905,223)                                 71,915,222
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Money Reserves Portfolio
Schedule of Investments as of December 31, 1997  (Concluded)
--------------------------------------------------------------------------------

                           FACE                                                                               VALUE
                         AMOUNT                       ISSUE                                                 (NOTE 1A)
-----------------------------------------------------------------------------------------------------------------------
REPURCHASE          $12,360,000  HSBC Securities, Inc. purchased on 12/31/1997
AGREEMENTS**-2.4%                 to yield 6.25% to 1/02/1998...................                          $  12,360,000
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL REPURCHASE AGREEMENTS (COST-$12,360,000)                              12,360,000
-----------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS (COST-$                                                  531,757,850
                                  531,748,318)-101.1%...........................
                                 LIABILITIES IN EXCESS OF OTHER ASSETS-(1.1%)...                             (6,040,489)
                                                                                                          -------------
                                 NET ASSETS-100.0%..............................                          $ 525,717,361
                                                                                                          -------------
                                                                                                          -------------
-----------------------------------------------------------------------------------------------------------------------

 * Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio. Other securities bear interest at the rates shown, payable at fixed rates or upon maturity. Interest rates on variable rate securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at December 31, 1997.

** Repurchase Agreements are fully collateralized by US Government Obligations.

 + Variable Rate Notes.

++ Guarantor Republic NB of New York.

 ++ Subject to principal paydowns.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1997
--------------------------------------------------------------------------------

                          SHARES                                                         VALUE        PERCENT OF
INDUSTRIES                 HELD          US STOCKS & WARRANTS             COST         (NOTE 1A)      NET ASSETS
------------------------------------------------------------------------------------------------------------------
AEROSPACE &                336,000  AlliedSignal, Inc..............  $   12,455,063  $   13,083,000         1.0%
DEFENSE                    240,000  GenCorp, Inc...................       7,004,945       6,000,000         0.5
                            67,200  +Orbital Sciences Corp.........       1,725,761       1,999,200         0.1
                                                                     --------------  --------------       -----
                                                                         21,185,769      21,082,200         1.6
------------------------------------------------------------------------------------------------------------------
AIRLINES                   251,000  +US Airways Group, Inc.........       9,299,154      15,687,500         1.2
------------------------------------------------------------------------------------------------------------------
APPLIANCES                 267,000  Sunbeam Corp...................      10,423,247      11,247,375         0.8
------------------------------------------------------------------------------------------------------------------
AUTOMOBILE PARTS           281,000  Federal-Mogul Corp.............      10,926,243      11,380,500         0.9
------------------------------------------------------------------------------------------------------------------
AUTOMOBILE RENTAL          316,900  +Avis Rent-A-Car, Inc..........       6,897,547      10,120,994         0.8
                           334,600  Hertz Corp. (Class A)..........      11,188,009      13,467,650         1.0
                                                                     --------------  --------------       -----
                                                                         18,085,556      23,588,644         1.8
------------------------------------------------------------------------------------------------------------------
BANKING                    165,000  Bank of New York Co., Inc......       3,539,931       9,539,063         0.7
                            57,000  Bank of New York Co., Inc.
                                     (Warrants) (c)................         521,250       9,647,250         0.7
                           222,000  BankAmerica Corp...............      11,804,920      16,206,000         1.2
                           276,300  First Union Corporation........      13,590,574      14,160,375         1.1
                                                                     --------------  --------------       -----
                                                                         29,456,675      49,552,688         3.7
------------------------------------------------------------------------------------------------------------------
BROADCASTING-MEDIA         160,300  +Chancellor Media Corp.........      10,167,750      11,962,388         0.9
------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES        304,200  +Gartner Group, Inc. (Class
                                     A)............................      10,321,701      11,331,450         0.9
------------------------------------------------------------------------------------------------------------------
COMPUTER SERVICES          109,500  +Cisco Systems, Inc............       6,241,649       6,104,625         0.5
------------------------------------------------------------------------------------------------------------------
COMPUTERS                   63,000  Compaq Computer Corp...........       1,886,595       3,555,563         0.3
                            52,000  International Business Machines
                                     Corp..........................       3,794,075       5,437,250         0.4
                           225,000  +Quantum Corporation...........       6,355,152       4,514,063         0.3
                                                                     --------------  --------------       -----
                                                                         12,035,822      13,506,876         1.0
------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS          476,400  The Dial Corporation...........       9,192,341       9,915,075         0.7
------------------------------------------------------------------------------------------------------------------
CONTAINERS                 385,300  +Owens-Illinois, Inc...........      11,153,944      14,617,319         1.1
------------------------------------------------------------------------------------------------------------------
CRUISE LINES               133,000  Royal Caribbean Cruises Ltd....       5,777,740       7,090,563         0.5
------------------------------------------------------------------------------------------------------------------
DENTAL SUPPLIES &          268,000  DENTSPLY International Inc.....       6,763,568       8,174,000         0.6
EQUIPMENT
------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT       167,000  General Electric Co............      11,763,351      12,253,625         0.9
------------------------------------------------------------------------------------------------------------------
ELECTRONICS                294,000  +National Semiconductor
                                     Corporation...................      11,942,678       7,625,625         0.6
------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES         109,500  American Express Company.......       5,282,318       9,772,875         0.8
                           265,000  MGIC Investment Corp...........      10,142,687      17,622,500         1.3
                                                                     --------------  --------------       -----
                                                                         15,425,005      27,395,375         2.1
------------------------------------------------------------------------------------------------------------------
HARDWARE PRODUCTS          175,700  Black & Decker Corporation.....       5,890,960       6,863,281         0.5
------------------------------------------------------------------------------------------------------------------
INSURANCE                   89,460  Hartford Life, Inc. (Class
                                     A)............................       2,902,425       4,053,656         0.3
                           424,000  Provident Companies, Inc.......      14,015,762      16,377,000         1.2
                           339,000  Travelers Group, Inc...........      12,032,427      18,263,625         1.4
                           107,800  Travelers Property Casualty
                                     Corp. (Class A)...............       4,363,088       4,743,200         0.4
                           248,800  UNUM Corporation...............       7,906,559      13,528,500         1.0
                                                                     --------------  --------------       -----
                                                                         41,220,261      56,965,981         4.3
------------------------------------------------------------------------------------------------------------------
LEISURE/TOURISM            387,000  Brunswick Corporation..........       9,628,968      11,730,938         0.9
------------------------------------------------------------------------------------------------------------------
MACHINERY                  165,000  Harnischfeger Industries,
                                     Inc...........................       7,149,998       5,826,562         0.4
                           300,100  Ingersoll-Rand Co..............       9,013,935      12,154,050         0.9
                           130,800  SPX Corporation................       7,436,281       9,025,200         0.7
                                                                     --------------  --------------       -----
                                                                         23,600,214      27,005,812         2.0
------------------------------------------------------------------------------------------------------------------
MEDICAL SERVICES           508,513  +HEALTHSOUTH Corporation.......      13,786,004      14,111,236         1.1
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1997  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                         VALUE        PERCENT OF
INDUSTRIES                 HELD          US STOCKS & WARRANTS             COST         (NOTE 1A)      NET ASSETS
------------------------------------------------------------------------------------------------------------------
NATURAL GAS                238,000  El Paso Natural Gas Co.........  $   12,196,998  $   15,827,000         1.2%
                           132,000  Enron Corp.....................       5,203,694       5,486,250         0.4
                                                                     --------------  --------------       -----
                                                                         17,400,692      21,313,250         1.6
------------------------------------------------------------------------------------------------------------------
OFFICE EQUIPMENT           148,000  Danka Business Systems PLC
                                     (ADR) (a) (d).................       7,296,105       2,358,750         0.2
------------------------------------------------------------------------------------------------------------------
OIL SERVICES               100,000  Schlumberger Ltd...............       4,211,528       8,050,000         0.6
                           162,600  +Smith International, Inc......       7,428,829       9,979,575         0.7
                                                                     --------------  --------------       -----
                                                                         11,640,357      18,029,575         1.3
------------------------------------------------------------------------------------------------------------------
PETROLEUM                  298,000  Unocal Corp....................      10,663,313      11,566,125         0.9
------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS            132,000  Bristol-Myers Squibb Co........      12,540,404      12,490,500         0.9
                           200,000  Lilly (Eli) & Co...............      12,624,240      13,925,000         1.0
                           170,000  Pfizer, Inc....................      12,436,157      12,675,625         1.0
                            86,000  Warner-Lambert Company.........      12,303,160      10,664,000         0.8
                                                                     --------------  --------------       -----
                                                                         49,903,961      49,755,125         3.7
------------------------------------------------------------------------------------------------------------------
RAILROADS                  111,000  Burlington Northern Santa Fe,
                                     Inc...........................       9,335,621      10,316,062         0.8
------------------------------------------------------------------------------------------------------------------
REAL ESTATE                310,000  Glenborough Realty Trust.......       7,750,000       9,183,750         0.7
INVESTMENT TRUSTS          284,100  Prentiss Properties Trust......       5,999,193       7,937,044         0.6
                           145,000  Starwood Lodging Trust.........       3,875,614       8,391,875         0.6
                                                                     --------------  --------------       -----
                                                                         17,624,807      25,512,669         1.9
------------------------------------------------------------------------------------------------------------------
RESTAURANTS                185,000  +Tricon Global Restaurants,
                                     Inc...........................       6,361,725       5,376,562         0.4
------------------------------------------------------------------------------------------------------------------
RETAIL                     266,350  Rite Aid Corporation...........       8,938,064      15,631,416         1.2
                           140,000  +Safeway, Inc..................       7,765,881       8,855,000         0.7
                           211,000  Sears, Roebuck & Co............       8,083,394       9,547,750         0.7
                           240,000  Wal-Mart Stores, Inc...........       9,908,429       9,465,000         0.7
                                                                     --------------  --------------       -----
                                                                         34,695,768      43,499,166         3.3
------------------------------------------------------------------------------------------------------------------
SOFTWARE                   144,900  +BMC Software, Inc.............       5,686,093       9,490,950         0.7
                           180,500  Computer Associates
                                     International, Inc............       4,936,682       9,543,937         0.7
                            68,000  +Microsoft Corp................       8,164,579       8,784,750         0.7
                                                                     --------------  --------------       -----
                                                                         18,787,354      27,819,637         2.1
------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS         561,766  +Tele-Communications, Inc.
                                     (Class A).....................       9,589,134      15,659,227         1.1
                           321,234  +Tele-Communications TCI
                                     Ventures Group................       5,483,350       9,094,938         0.7
                           388,000  +WorldCom, Inc.................       9,728,048      11,737,000         0.9
                                                                     --------------  --------------       -----
                                                                         24,800,532      36,491,165         2.7
------------------------------------------------------------------------------------------------------------------
TRANSPORT SERVICES         271,000  +OMI Corp......................       3,509,962       2,489,812         0.2
------------------------------------------------------------------------------------------------------------------
TRAVEL & LODGING           309,000  Carnival Corp. (Class A).......       8,926,288      17,110,875         1.3
------------------------------------------------------------------------------------------------------------------
UTILITIES                  461,100  Edison International, Inc......       8,780,865      12,536,156         0.9
                           232,500  Texas Utilities Company........       9,278,311       9,663,281         0.7
                                                                     --------------  --------------       -----
                                                                         18,059,176      22,199,437         1.6
------------------------------------------------------------------------------------------------------------------
                                    TOTAL US STOCKS & WARRANTS          543,294,261     673,031,286        50.6
------------------------------------------------------------------------------------------------------------------
                                          US CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES US$   3,000,000  General Electric Capital Corp.,
                                     8.75% due 5/21/2007...........       3,373,650       3,527,190         0.3
------------------------------------------------------------------------------------------------------------------
                                    TOTAL US CORPORATE BONDS              3,373,650       3,527,190         0.3
------------------------------------------------------------------------------------------------------------------
COUNTRIES                                 FOREIGN STOCKS+++++
------------------------------------------------------------------------------------------------------------------
ARGENTINA                   62,000  Yacimientos Petroliferos
                                     Fiscales S.A. (ADR) (a)
                                     (23)..........................       1,267,795       2,119,625         0.2
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN ARGENTINA        1,267,795       2,119,625         0.2
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1997  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                         VALUE        PERCENT OF
COUNTRIES                  HELD           FOREIGN STOCKS+++++             COST         (NOTE 1A)      NET ASSETS
------------------------------------------------------------------------------------------------------------------
AUSTRALIA                  363,000  Broken Hill Proprietary Co.,
                                     Ltd. (8)......................  $    4,776,103  $    3,367,460         0.2%
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN AUSTRALIA        4,776,103       3,367,460         0.2
------------------------------------------------------------------------------------------------------------------
BAHAMAS                     31,400  +Sun International Hotels Ltd.
                                     (32)..........................       1,204,528       1,181,425         0.1
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE
                                     BAHAMAS                              1,204,528       1,181,425         0.1
------------------------------------------------------------------------------------------------------------------
BRAZIL                      16,500  Telecomunicacoes Brasileiras
                                     S.A.-Telebras (ADR) (a)
                                     (30)..........................         857,119       1,921,219         0.1
                            37,000  +Uniao de Bancos Brasileiros
                                     S.A. (Unibanco) (GDR) (b)
                                     (3)...........................       1,249,011       1,190,937         0.1
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN BRAZIL           2,106,130       3,112,156         0.2
------------------------------------------------------------------------------------------------------------------
CANADA                     230,000  +Gulf Canada Resources Ltd.
                                     (21)..........................       2,135,596       1,610,000         0.1
                           111,800  +Imax Corporation (11).........       1,784,440       2,403,700         0.2
                            60,000  Magna International Inc.
                                     (Class A) (2).................       2,817,014       3,768,750         0.3
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN CANADA           6,737,050       7,782,450         0.6
------------------------------------------------------------------------------------------------------------------
FINLAND                    130,000  +Amer Group Ltd. (8)...........       2,362,805       2,493,804         0.2
                           101,000  Finnlines OY (7)...............       2,019,754       4,004,773         0.3
                            91,000  Orion-Yhtymae OY (Class B)
                                     (24)..........................       2,552,981       2,340,358         0.2
                           162,000  UPM-Kymmene OY (22)............       3,368,121       3,229,592         0.2
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FINLAND         10,303,661      12,068,527         0.9
------------------------------------------------------------------------------------------------------------------
FRANCE                      35,300  +SGS-Thompson Microelectronics
                                     N.V. (NY Registered Shares)
                                     (29)..........................       1,348,823       2,155,506         0.2
                            79,800  Scor S.A. (27).................       3,078,175       3,815,657         0.3
                            43,000  Thomson CSF (9)................       1,351,200       1,355,225         0.1
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN FRANCE           5,778,198       7,326,388         0.6
------------------------------------------------------------------------------------------------------------------
GERMANY                     35,000  Bayerische Vereinsbank AG (3)..       2,111,030       2,290,138         0.2
                            14,000  Henkel KGaA (6)................         622,324         786,080         0.0
                            59,000  Henkel KGaA (Preferred) (6)....       2,514,746       3,722,760         0.3
                             7,900  Mannesmann AG (17).............       2,758,040       3,992,161         0.3
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN GERMANY          8,006,140      10,791,139         0.8
------------------------------------------------------------------------------------------------------------------
INDONESIA                  124,700  PT Indonesian Satellite Corp.
                                     (ADR) (a) (30)................       4,497,647       2,408,269         0.2
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN INDONESIA        4,497,647       2,408,269         0.2
------------------------------------------------------------------------------------------------------------------
ITALY                      450,000  Arnoldo Mondadori Editore
                                     S.p.A. (25)...................       3,797,870       3,535,496         0.2
                           306,100  Danieli & Co. Officine
                                     Meccaniche S.p.A. (17)........       1,203,809       1,100,382         0.1
                            92,000  Gucci Group N.V. (NY Registered
                                     Shares) (1)...................       6,457,732       3,852,500         0.3
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN ITALY           11,459,411       8,488,378         0.6
------------------------------------------------------------------------------------------------------------------
JAPAN                       71,000  Amway Japan Ltd. (18)..........       2,723,787       1,362,764         0.1
                           147,000  Bridgestone Corporation (31)...       2,560,492       3,193,935         0.2
                           128,000  Matsushita Electric Industrial
                                     Co., Ltd. (9).................       2,027,385       1,877,006         0.1
                           235,000  Matsushita Electric Works, Ltd.
                                     (5)...........................       2,674,886       2,038,772         0.2
                            29,000  Rohm Co., Ltd. (9).............       1,624,819       2,961,228         0.2
                            38,000  Sony Corporation (9)...........       2,808,187       3,384,261         0.3
                           174,000  Tokio Marine and Fire Insurance
                                     Co., Ltd. (14)................       1,654,407       1,977,121         0.2
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN JAPAN           16,073,963      16,795,087         1.3
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1997  (Continued)
--------------------------------------------------------------------------------

                          SHARES                                                         VALUE        PERCENT OF
COUNTRIES                  HELD           FOREIGN STOCKS+++++             COST         (NOTE 1A)      NET ASSETS
------------------------------------------------------------------------------------------------------------------
MEXICO                     129,100  Grupo Carso, S.A. de C.V.
                                     (ADR) (a) (20)................  $    1,178,898  $    1,710,575         0.1%
                            96,500  +Grupo Financiero Bancomer,
                                     S.A. de C.V. (ADR) (a) (12)...       1,377,402       1,206,250         0.1
                            52,500  Panamerican Beverages, Inc.
                                    (Class A) (4)..................       1,036,269       1,712,812         0.1
                            33,750  Telefonos de Mexico, S.A. de
                                     C.V. (Telmex) (ADR) (a)
                                     (30)..........................       1,351,764       1,892,109         0.2
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN MEXICO           4,944,333       6,521,746         0.5
------------------------------------------------------------------------------------------------------------------
NETHERLANDS                 37,000  Royal Dutch Petroleum Co. (NY
                                     Registered Shares) (21).......       2,020,966       2,004,937         0.1
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE
                                    NETHERLANDS                           2,020,966       2,004,937         0.1
------------------------------------------------------------------------------------------------------------------
NORWAY                     469,000  Color Line ASA (7).............       1,829,151       1,816,347         0.1
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN NORWAY           1,829,151       1,816,347         0.1
------------------------------------------------------------------------------------------------------------------
PHILIPPINES                850,000  San Miguel Corp. (Class B)
                                     (4)...........................       2,515,659       1,051,875         0.1
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE
                                    PHILIPPINES                           2,515,659       1,051,875         0.1
------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA               127,500  De Beers Consolidated Mines
                                     Ltd. (ADR) (a) (19)...........       4,249,507       2,605,781         0.2
                           302,800  Sasol Ltd. (8).................       3,569,892       3,174,918         0.2
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN
                                    SOUTH AFRICA                          7,819,399       5,780,699         0.4
------------------------------------------------------------------------------------------------------------------
SOUTH KOREA                158,900  +Hyundai Engineering &
                                     Construction Co., Ltd.
                                     (GDR) (b) (10)++..............       2,039,265         139,037         0.0
                             3,102  +Hyundai Engineering &
                                     Construction Co., Ltd. (New
                                     Shares) (GDR) (b) (10)++......          39,823           2,714         0.0
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN
                                    SOUTH KOREA                           2,079,088         141,751         0.0
------------------------------------------------------------------------------------------------------------------
SPAIN                       81,800  Repsol S.A. (ADR) (a) (23).....       3,016,794       3,481,612         0.3
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SPAIN            3,016,794       3,481,612         0.3
------------------------------------------------------------------------------------------------------------------
SWEDEN                     161,200  Bure Investment AB (15)........       1,454,626       2,121,721         0.2
                           117,200  +Castellum AB (26).............         786,225       1,166,169         0.1
                           266,000  +Nordbanken Holding AB (3).....       1,441,274       1,504,301         0.1
                           161,000  Perstorp AB
                                     (Class B) (6).................       3,015,682       2,879,526         0.2
                           121,500  Sparbanken Sverige AB (Class A)
                                     (3)...........................       1,566,053       2,762,233         0.2
                            68,000  Spectra-Physics AB
                                     (Class A) (16)................       2,074,676       1,288,998         0.1
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SWEDEN          10,338,536      11,722,948         0.9
------------------------------------------------------------------------------------------------------------------
SWITZERLAND                  2,460  Novartis AG (Registered
                                     Shares) (24)..................       2,136,289       3,994,656         0.3
                               400  Roche Holding AG (24)..........       3,360,098       3,975,334         0.3
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN
                                    SWITZERLAND                           5,496,387       7,969,990         0.6
------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM             372,400  Diageo PLC (4).................       2,574,340       3,422,277         0.2
                           266,000  Dixons Group PLC (28)..........       2,801,047       2,669,490         0.2
                           235,800  Imperial Chemical Industries
                                     PLC (6).......................       3,164,839       3,683,237         0.3
                         1,377,900  LucasVarity PLC (2)............       4,851,875       4,865,882         0.4
                           335,000  Rio Tinto PLC (19).............       4,999,987       4,121,279         0.3
------------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN THE UNITED
                                    KINGDOM                              18,392,088      18,762,165         1.4
------------------------------------------------------------------------------------------------------------------
                                    TOTAL FOREIGN STOCKS                130,663,027     134,694,974        10.1
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1997  (Continued)
--------------------------------------------------------------------------------

                                 FACE                                                              VALUE        PERCENT OF
COUNTRIES                       AMOUNT             FOREIGN BONDS+++++               COST         (NOTE 1A)      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
CANADA           C$             11,200,000  Canadian Government Bonds, 7% due  $    8,511,722  $    8,578,241         0.6%
                                             12/01/2006 (13).................
----------------------------------------------------------------------------------------------------------------------------
DENMARK          Dkr            20,000,000  Government of Denmark, 7% due           3,195,204       3,207,894         0.2
                                             11/15/2007 (13).................
----------------------------------------------------------------------------------------------------------------------------
FRANCE           Frf            20,800,000  French Government Bonds, 5.50%          3,424,726       3,497,192         0.3
                                             due 10/25/2007 (13).............
----------------------------------------------------------------------------------------------------------------------------
GERMANY          DM             33,000,000  Bundesrepublik Deutschland, 6%         19,300,518      19,235,324         1.5
                                             due 7/04/2007 (13)..............
----------------------------------------------------------------------------------------------------------------------------
ITALY            Lit         5,450,000,000  Buoni Poliennali del Tesoro             3,861,100       3,562,585         0.3
                                             (Italian Government Bonds),
                                             8.50% due 1/01/2004 (13)........
----------------------------------------------------------------------------------------------------------------------------
SWEDEN           Skr            49,400,000  Government of Sweden, 8% due            7,207,737       7,122,137         0.5
                                             8/15/2007 (13)..................
----------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM   L               3,550,000  UK Treasury Gilt, 7.25% due             5,875,988       6,237,214         0.5
                                             12/07/2007 (13).................
----------------------------------------------------------------------------------------------------------------------------
                                            TOTAL FOREIGN BONDS                    51,376,995      51,440,587         3.9
----------------------------------------------------------------------------------------------------------------------------
                                                   US GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT               US$  5,786,201  Federal National Mortgage               5,728,339       5,755,013         0.4
AGENCY                          12,849,791  Association+++:                        12,719,285      12,762,027         1.0
OBLIGATIONS                      7,297,226      6% due 11/01/2000............       7,210,572       7,245,197         0.5
                                                6% due 6/01/2001.............
                                                6% due 2/01/2004.............
                                                                               --------------  --------------       -----
                                                                                   25,658,196      25,762,237         1.9
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                  117,500,000  US Treasury Bonds, 6.625% due         114,362,578     127,560,350         9.6
OBLIGATIONS                      3,000,000   2/15/2027.......................       2,973,516       2,998,110         0.2
                                92,000,000  US Treasury Notes:                     92,107,188      92,445,280         7.0
                                50,000,000      5% due 1/31/1998.............      50,335,938      51,461,000         3.9
                                34,000,000      6% due 8/15/1999.............      33,836,563      35,083,580         2.6
                                17,750,000      6.50% due 5/31/2002..........      17,950,742      18,787,310         1.4
                                                6.25% due 2/15/2007..........
                                                6.625% due 5/15/2007.........
                                                                               --------------  --------------       -----
                                                                                  311,566,525     328,335,630        24.7
----------------------------------------------------------------------------------------------------------------------------
                                            TOTAL US GOVERNMENT & AGENCY
                                            OBLIGATIONS                           337,224,721     354,097,867        26.6
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Multiple Strategy Portfolio
Schedule of Investments as of December 31, 1997  (Concluded)
--------------------------------------------------------------------------------

                                 FACE                                                              VALUE        PERCENT OF
                                AMOUNT            SHORT-TERM SECURITIES             COST         (NOTE 1A)      NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
COMMERCIAL       US$            58,919,000  General Motors Acceptance Corp.,
PAPER*                                       6.75% due 1/02/1998.............  $   58,907,953  $   58,907,953         4.4%
----------------------------------------------------------------------------------------------------------------------------
US GOVERNMENT                   27,000,000  Federal Home Loan Mortgage Corp.,
AGENCY                                       5.75% due 1/06/1998.............      26,978,437      26,978,437         2.1
OBLIGATIONS*                    20,000,000  Federal National Mortgage              19,987,178      19,987,178         1.5
                                             Association, 5.77% due
                                             1/05/1998.......................
                                                                               --------------  --------------       -----
                                                                                   46,965,615      46,965,615         3.6
----------------------------------------------------------------------------------------------------------------------------
                                            TOTAL SHORT-TERM SECURITIES           105,873,568     105,873,568         8.0
----------------------------------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENTS................  $1,171,806,222   1,322,665,472        99.5
                                                                               --------------
                                                                               --------------
                                            UNREALIZED DEPRECIATION ON
                                            FORWARD FOREIGN EXCHANGE
                                            CONTRACTS++++....................                         (35,645)        0.0
                                            OTHER ASSETS LESS LIABILITIES....                       6,901,177         0.5
                                                                                               --------------       -----
                                            NET ASSETS.......................                  $1,329,531,004       100.0%
                                                                                               --------------       -----
                                                                                               --------------       -----
----------------------------------------------------------------------------------------------------------------------------

   * Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Portfolio.

 (a) American Depositary Receipts (ADR).

 (b) Global Depositary Receipts (GDR).

 (c) Warrants entitle the Portfolio to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

 (d) Consistent with the general policy of the Securities and Exchange Commission, the nationality or domicile of an issuer for determination of foreign issuer status may be (i) the country under whose laws the issuer is organized, (ii) the country in which the issuer's securities are principally traded, or (iii) the country in which the issuer derives a significant proportion (at least 50%) of its revenue or profits from goods produced and sold, investments made, or services performed in the country, or in which at least 50% of the assets of the issuer are situated.

   + Non-income producing security.

  ++ The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 +++ Subject to principal paydowns.

++++ Forward foreign exchange contracts as of December 31, 1997 were as follows:

--------------------------------------------------------
                                            UNREALIZED
                                           APPRECIATION
FOREIGN                     EXPIRATION    (DEPRECIATION)
CURRENCY SOLD                  DATE         (NOTE 1F)
--------------------------------------------------------
A$             5,000,000   January 1998     $   43,325
C$            24,000,000    March 1998         102,583
Y          2,100,000,000   January 1998         76,202
L              9,850,000   January 1998       (257,755)
--------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN
EXCHANGE CONTRACTS -- NET (US$ COMMITMENT-$52,345,580)                                              $  (35,645)
                                                                                                  --------------
                                                                                                  --------------
----------------------------------------------------------------------------------------------------------------

+++++ Corresponding industry groups for foreign stocks and bonds:

 (1) Apparel                             (11) Entertainment                 (21) Oil-Integrated
 (2) Auto-Parts                          (12) Financial Services            (22) Paper & Forest Products
 (3) Banking                             (13) Government (Bonds)            (23) Petroleum
 (4) Beverages                           (14) Insurance                     (24) Pharmaceuticals
 (5) Building Products                   (15) Investment Management         (25) Publishing
 (6) Chemicals                           (16) Laser Components              (26) Real Estate
 (7) Cruise Lines                        (17) Machinery & Equipment         (27) Reinsurance
 (8) Diversified                         (18) Merchandising                 (28) Retail
 (9) Electronics                         (19) Mining                        (29) Semiconductors
(10) Engineering & Construction          (20) Multi-Industry                (30) Telecommunications
                                                                            (31) Tires & Rubber
                                                                            (32) Hotels & Casinos

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of December 31, 1997
--------------------------------------------------------------------------------

                         SHARES                                                          VALUE (NOTE   PERCENT OF
INDUSTRIES                HELD                    STOCKS                      COST           1A)       NET ASSETS
-------------------------------------------------------------------------------------------------------------------
ALUMINUM                    6,100  +Alumax, Inc.........................  $     214,289  $   207,400         1.2%
                            2,100  Aluminum Co. of America..............        115,567      147,788         0.9
                            3,600  Pechiney, S.A........................        143,626      142,110         0.8
                                                                          -------------  -----------       -----
                                                                                473,482      497,298         2.9
-------------------------------------------------------------------------------------------------------------------
CHEMICALS                   1,800  Air Products & Chemicals, Inc........        102,951      148,050         0.9
                            3,100  BASF AG..............................         77,701      109,865         0.6
                            1,000  Dow Chemical Co......................         68,909      101,500         0.6
                            4,000  duPont (E.I.) de Nemours & Co........        129,005      240,250         1.4
                                                                          -------------  -----------       -----
                                                                                378,566      599,665         3.5
-------------------------------------------------------------------------------------------------------------------
DIAMONDS                    8,600  +Aber Resources, Ltd.................        141,731       90,741         0.5
                           14,000  +SouthernEra Resources Ltd...........         86,682      139,892         0.8
                                                                          -------------  -----------       -----
                                                                                228,413      230,633         1.3
-------------------------------------------------------------------------------------------------------------------
DIVERSIFIED RESOURCES      10,000  Asahi Glass Co., Ltd.................        120,000       47,601         0.3
COMPANIES                   3,300  Ashland Inc..........................        139,803      177,169         1.0
                            2,700  Coastal Corp.........................         78,702      167,231         1.0
                           10,800  Norcen Energy Resources, Ltd.........         87,553      123,765         0.7
                           44,500  North Ltd............................        166,919      117,095         0.7
                           27,400  RGC Ltd..............................        108,532       41,740         0.2
                                                                          -------------  -----------       -----
                                                                                701,509      674,601         3.9
-------------------------------------------------------------------------------------------------------------------
GOLD                      117,000  +Acacia Resources Ltd................        196,599      106,634         0.6
                           16,900  +Amax Gold, Inc......................         99,076       39,081         0.2
                            9,700  Ashanti Goldfields Co. Ltd.
                                    (GDR)**.............................        237,979       79,540         0.5
                           12,500  Cambior, Inc.........................        170,092       73,807         0.4
                           13,500  +Casmyn Corp.........................        124,286       23,625         0.1
                          125,000  Delta Gold N.L.......................        225,322      131,502         0.8
                           15,500  Driefontein Consolidated Ltd.........        239,913      105,160         0.6
                            3,800  Freeport-McMoRan Copper & Gold, Inc.
                                    (Class B)...........................        130,928       59,850         0.3
                            9,900  +Getchell Gold Corp..................        394,741      237,600         1.4
                          102,000  Great Central Mines N.L..............        282,869      109,563         0.6
                           44,900  +Miramar Mining Corp.................        225,975       89,417         0.5
                            9,013  Newmont Mining Corp..................        363,410      264,757         1.5
                          108,000  Normandy Mining Ltd..................        122,071      104,759         0.6
                           27,000  Placer Dome, Inc.....................        618,688      342,563         2.0
                           13,100  Prime Resource Group, Inc............        128,069       86,961         0.5
                          128,000  Resolute Ltd.........................        267,743       93,327         0.5
                           14,200  +Sutton Resources Ltd................        127,816       95,752         0.6
                           17,300  +TVX Gold, Inc.......................        138,365       58,388         0.3
                           57,166  +William Resources Inc...............        100,312       13,981         0.1
                                                                          -------------  -----------       -----
                                                                              4,194,254    2,116,267        12.1
-------------------------------------------------------------------------------------------------------------------
METALS & MINING             3,600  ASARCO, Inc..........................         93,631       80,775         0.5
                          170,000  +Centaur Mining & Exploration Ltd....        256,033       59,762         0.3
                            9,100  Falconbridge Ltd.....................        201,777      115,729         0.7
                            2,800  Inco Ltd.............................         92,526       47,600         0.3
                           34,200  Industrias Penoles, S.A. de C.V......        148,340      154,914         0.9
                          278,000  M.I.M. Holdings Ltd..................        543,339      170,119         1.0
                           17,188  Minsur S.A...........................         55,784       36,723         0.2
                           23,000  Mitsubishi Materials Corp............        113,395       37,083         0.2
                            9,300  Noranda, Inc.........................        167,291      159,863         0.9
                            9,500  Outokumpu OYJ........................        175,414      112,483         0.6
                            5,400  P.T. Tambang Timah (GDR)** (a).......         66,782       58,050         0.3
                           33,600  Pasminco Ltd.........................         52,120       38,498         0.2
                            1,900  Phelps Dodge Corp....................        138,934      118,275         0.7
                           61,000  QNI Ltd..............................        122,703       40,505         0.2
                            3,100  Rio Algom Ltd........................         60,087       52,313         0.3
                           23,900  Rio Tinto PLC........................        312,197      294,026         1.7
                          205,000  Savage Resources Ltd.................        158,284       96,088         0.6
                           20,500  Savage Resources Ltd. (Warrants)
                                    (b).................................          2,720          467         0.0

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of December 31, 1997  (Continued)
--------------------------------------------------------------------------------

                         SHARES                                                          VALUE (NOTE   PERCENT OF
INDUSTRIES                 HELD                   STOCKS                      COST           1A)       NET ASSETS
-------------------------------------------------------------------------------------------------------------------
METALS & MINING            13,000  Sumitomo Metal Mining Co., Ltd.......  $     108,254  $    42,917         0.3%
(CONCLUDED)                 7,400  Trelleborg `B' Fria..................         93,589       93,205         0.5
                           80,600  WMC Ltd..............................        467,844      280,718         1.6
                                                                          -------------  -----------       -----
                                                                              3,431,044    2,090,113        12.0
-------------------------------------------------------------------------------------------------------------------
OIL & GAS PRODUCERS         9,900  Apache Corp..........................        264,664      347,119         2.0
                            7,700  +Baytex Energy Ltd. (Class A)........        108,911       80,707         0.5
                            8,400  +Benton Oil & Gas Corp...............        128,100      108,675         0.6
                            2,440  Burlington Resources, Inc............         63,423      109,343         0.6
                           12,000  +Chauvco Resources International
                                    Ltd.................................          5,441       10,062         0.1
                            5,600  +Chieftain International, Inc........        126,099      119,000         0.7
                           19,300  +EEX Corp............................        187,297      174,906         1.0
                           22,400  Enterprise Oil PLC...................        149,053      213,394         1.2
                           40,800  +Gulf Canada Resources Ltd.
                                    (Ordinary)..........................        305,195      285,600         1.6
                            3,900  +Houston Exploration Co..............         89,295       71,662         0.4
                            7,000  Mitchell Energy & Development Corp.
                                    (Class B)...........................        122,020      203,875         1.2
                           15,000  +Northrock Resources Ltd.............        119,611      233,212         1.3
                           10,300  +Oryx Energy Co......................        171,762      262,650         1.5
                            4,200  PanCanadian Petroleum Ltd............         79,720       67,501         0.4
                            5,925  Pioneer Natural Resources Co.........        159,234      171,455         1.0
                           26,400  Ranger Oil Ltd.......................        178,376      181,500         1.1
                            4,800  Sonat, Inc...........................        210,335      219,600         1.3
                                                                          -------------  -----------       -----
                                                                              2,468,536    2,860,261        16.5
-------------------------------------------------------------------------------------------------------------------
OIL-INTEGRATED              4,300  Amerada Hess Corp....................        230,276      235,962         1.3
                            2,600  Amoco Corp...........................        143,530      221,325         1.3
                            7,400  British Petroleum Co. PLC (ADR)*.....        282,347      589,687         3.4
                            6,700  ENI S.p.A. (ADR)*....................        313,225      382,319         2.2
                            5,000  Elf Aquitaine S.A. (ADR)*............        183,332      293,125         1.7
                            1,200  OMV AG...............................        128,441      166,284         1.0
                           14,600  Petro-Canada.........................        159,357      268,275         1.5
                            4,300  Total, S.A. (Class B)................        269,000      467,935         2.7
                            5,100  YPF Sociedad Anonima S.A. (ADR)*.....        124,901      174,356         1.0
                                                                          -------------  -----------       -----
                                                                              1,834,409    2,799,268        16.1
-------------------------------------------------------------------------------------------------------------------
OIL SERVICES                5,700  Coflexip Stena Offshore, Inc.
                                    (ADR)*..............................        117,182      316,350         1.8
                            5,200  McDermott International, Inc.........        195,841      190,450         1.1
                            4,400  +Petroleum Geo-Services ASA (ADR)*...        131,275      284,900         1.6
                            2,300  Schlumberger Ltd.....................         74,818      185,150         1.1
                            5,300  Smedvig ASA (ADR)*...................        112,625      111,300         0.6
                            1,600  +Stolt Comex Seaway, S.A.............         96,800       77,600         0.5
                            7,800  +TransCoastal Marine Services,
                                    Inc.................................        148,395      107,250         0.6
                            5,400  Transocean Offshore, Inc.............        167,054      260,212         1.5
                                                                          -------------  -----------       -----
                                                                              1,043,990    1,533,212         8.8
-------------------------------------------------------------------------------------------------------------------
PAPER & PULP                5,400  Aracruz Celulose S.A. (ADR)*.........         86,629       77,625         0.5
                           21,000  Avenor, Inc..........................        410,812      299,350         1.7
                            2,700  Champion International Corp..........        140,847      122,344         0.7
                            1,800  Georgia-Pacific Corp.................        101,736      109,350         0.6
                            1,800  +Georgia-Pacific Timber Group
                                    Corp................................         42,390       40,837         0.2
                            3,200  International Paper Co...............        107,512      138,000         0.8
                           16,400  Metsa Serla OY `B'...................        141,828      127,949         0.8
                            3,900  Mo Och Domsjo AB Co..................         89,671      100,699         0.6
                           27,000  Slocan Forest Products Ltd...........        272,565      144,330         0.8
                            7,500  Stone Container Corp.................         92,300       78,281         0.5
                            5,800  Weyerhaeuser Co......................        247,621      284,562         1.6
                            5,000  Willamette Industries, Inc...........        127,062      160,937         0.9
                                                                          -------------  -----------       -----
                                                                              1,860,973    1,684,264         9.7
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Natural Resources Portfolio
Schedule of Investments as of December 31, 1997  (Concluded)
--------------------------------------------------------------------------------

                         SHARES                                                          VALUE (NOTE   PERCENT OF
INDUSTRIES                 HELD                   STOCKS                      COST           1A)       NET ASSETS
-------------------------------------------------------------------------------------------------------------------
PLANTATIONS                73,000  Golden Hope Plantations BHD..........  $     131,880  $    84,556         0.5%
                           70,000  Kuala Lumpur Kepong BHD..............        111,705      150,450         0.9
                                                                          -------------  -----------       -----
                                                                                243,585      235,006         1.4
-------------------------------------------------------------------------------------------------------------------
REFINING                    6,800  Sun Co., Inc.........................        186,935      286,025         1.7
                            3,245  Ultramar Diamond Shamrock Corp.......        149,467      103,434         0.6
                                                                          -------------  -----------       -----
                                                                                336,402      389,459         2.3
-------------------------------------------------------------------------------------------------------------------
STEEL                      66,000  British Steel PLC....................        174,814      141,469         0.8
                            2,500  Koninklijke Nederlandsche Hoogovens
                                    en Staalfabrienken N.V..............         95,875      102,461         0.6
                           83,000  Nippon Steel Corp....................        281,181      122,987         0.7
                           56,000  Sumitomo Metal Industries, Ltd.......        170,252       71,800         0.4
                                                                          -------------  -----------       -----
                                                                                722,122      438,717         2.5
-------------------------------------------------------------------------------------------------------------------
WOOD                        6,600  Louisiana-Pacific Corp...............        155,496      125,400         0.7
                           13,900  Riverside Forest Products Ltd........        183,006      109,269         0.7
                                                                          -------------  -----------       -----
                                                                                338,502      234,669         1.4
-------------------------------------------------------------------------------------------------------------------
                                   TOTAL STOCKS                              18,255,787   16,383,433        94.4
-------------------------------------------------------------------------------------------------------------------
                          FACE
                         AMOUNT            SHORT-TERM SECURITIES
-------------------------------------------------------------------------------------------------------------------
COMMERCIAL              $ 789,000  General Motors Acceptance Corp.,
PAPER***                            6.75% due 1/02/1998.................        788,704      788,704         4.6
-------------------------------------------------------------------------------------------------------------------
                                   TOTAL SHORT-TERM SECURITIES                  788,704      788,704         4.6
-------------------------------------------------------------------------------------------------------------------
                                   TOTAL INVESTMENTS....................  $  19,044,491   17,172,137        99.0
                                                                          -------------
                                                                          -------------
                                   OTHER ASSETS LESS LIABILITIES........                     179,802         1.0
                                                                                         -----------       -----
                                   NET ASSETS...........................                 $17,351,939       100.0%
                                                                                         -----------       -----
                                                                                         -----------       -----
-------------------------------------------------------------------------------------------------------------------

  + Non-income producing security.
  * American Depositary Receipts (ADR).
 ** Global Depositary Receipts (GDR).
*** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of the purchase by the Portfolio.
 (a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
 (b) Warrants entitle the Portfolio to purchase a predetermined number of shares of Common Stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Assets and Liabilities as of December 31, 1997
--------------------------------------------------------------------------------

                                                     CAPITAL          GLOBAL
                                   BALANCED           STOCK          STRATEGY
                                   PORTFOLIO        PORTFOLIO        PORTFOLIO
--------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note
  1a).........................   $ 107,747,276    $ 335,962,996    $ 247,363,367
Unrealized appreciation on
  forward foreign exchange
  contracts (Note 1f).........              --            5,290               --
Cash..........................             713               99           16,168
Foreign cash (Note 1g)........              --           34,257           69,516
Interest receivable...........         601,019               --        1,680,637
Receivable for capital shares
  sold........................           5,407          208,954           71,173
Dividends receivable..........          64,919          398,731          235,757
Receivable for securities
  sold........................              --               --               --
Receivable from investment
  adviser (Note 2)............              --               --               --
Receivable for loaned
  securities (Note 7).........              --               --               --
Prepaid expenses and other
  assets (Note 1e)............           5,054           13,073            9,959
                                 -------------    -------------    -------------
  Total assets................     108,424,388      336,623,400      249,446,577
                                 -------------    -------------    -------------
LIABILITIES:
Unrealized depreciation on
  forward foreign exchange
  contracts (Note 1f).........              --               --           35,680
Payable for securities
  purchased...................          34,841          511,352          122,418
Payable for capital shares
  redeemed....................           8,899              432          144,958
Payable for forward foreign
  exchange contracts (Note
  1f).........................              --          136,372          433,361
Payable to investment adviser
  (Note 2)....................          31,546           97,184           73,065
Payable for dividends to
  shareholders (Note 1h)......              --               --               --
Accrued expenses and other
  liabilities.................          25,084           75,625          132,445
                                 -------------    -------------    -------------
  Total liabilities...........         100,370          820,965          941,927
                                 -------------    -------------    -------------
NET ASSETS....................   $ 108,324,018    $ 335,802,435    $ 248,504,650
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par
  value+......................   $     686,648    $   1,253,253    $   1,424,695
Paid-in capital in excess of
  par.........................      85,718,430      236,230,841      197,805,534
Undistributed investment
  income -- net...............       3,524,791        6,263,968        9,377,194
Undistributed (accumulated)
  realized capital gains
  (losses) on investments and
  foreign currency
  transactions -- net (Note
  5)..........................       6,831,437       36,235,843       27,330,077
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency transactions --
  net.........................      11,562,712       55,818,530       12,567,150
                                 -------------    -------------    -------------
NET ASSETS....................   $ 108,324,018    $ 335,802,435    $ 248,504,650
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------
Capital shares outstanding....       6,866,481       12,532,532       14,246,948
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------
Net asset value, offering and
  redemption price per
  share.......................   $       15.78    $       26.79    $       17.44
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------
*Identified cost..............   $  96,184,564    $ 280,146,887    $ 234,732,190
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------
+Authorized shares............     100,000,000      100,000,000      100,000,000
                                 -------------    -------------    -------------
                                 -------------    -------------    -------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   INTERMEDIATE       LONG TERM
                                    GROWTH            HIGH          GOVERNMENT        CORPORATE          MONEY
                                     STOCK            YIELD            BOND             BOND            RESERVE
                                   PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
-------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value* (Note
  1a).........................   $ 332,549,050    $ 142,720,966    $ 219,913,433    $ 122,713,156    $  531,757,850
Unrealized appreciation on
  forward foreign exchange
  contracts (Note 1f).........              --               --               --               --                --
Cash..........................             286              494               22              280            21,517
Foreign cash (Note 1g)........              --               --               --               --                --
Interest receivable...........              --        2,230,991        3,933,201        2,080,987         3,839,264
Receivable for capital shares
  sold........................         339,818          186,775           43,684           26,539         1,318,387
Dividends receivable..........         274,871               --               --               --                --
Receivable for securities
  sold........................              --               --               --               --                --
Receivable from investment
  adviser (Note 2)............              --               --               --               --                --
Receivable for loaned
  securities (Note 7).........              --               --              408              741                --
Prepaid expenses and other
  assets (Note 1e)............          12,174            6,133           10,553            5,848             8,808
                                 -------------    -------------    -------------    -------------    --------------
  Total assets................     333,176,199      145,145,359      223,901,301      124,827,551       536,945,826
                                 -------------    -------------    -------------    -------------    --------------
LIABILITIES:
Unrealized depreciation on
  forward foreign exchange
  contracts (Note 1f).........              --               --               --               --                --
Payable for securities
  purchased...................              --               --        1,579,949               --         9,676,622
Payable for capital shares
  redeemed....................             401        1,306,641            1,910           16,936         1,311,267
Payable for forward foreign
  exchange contracts (Note
  1f).........................              --               --               --               --                --
Payable to investment adviser
  (Note 2)....................          97,593           41,787           65,120           36,704           149,794
Payable for dividends to
  shareholders (Note 1h)......              --               --               --               --               681
Accrued expenses and other
  liabilities.................          55,176           32,553           42,787           27,813            90,101
                                 -------------    -------------    -------------    -------------    --------------
  Total liabilities...........         153,170        1,380,981        1,689,766           81,453        11,228,465
                                 -------------    -------------    -------------    -------------    --------------
NET ASSETS....................   $ 333,023,029    $ 143,764,378    $ 222,211,535    $ 124,746,098    $  525,717,361
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par
  value+......................   $   1,014,644    $   1,564,257    $   2,005,038    $   1,064,347    $   52,570,783
Paid-in capital in excess of
  par.........................     214,452,646      144,770,702      223,698,166      121,917,031       473,137,046
Undistributed investment
  income -- net...............       2,482,094        1,154,388        1,285,094          812,664                --
Undistributed (accumulated)
  realized capital gains
  (losses) on investments and
  foreign currency
  transactions -- net (Note
  5)..........................      61,562,594       (3,599,468)      (9,029,713)      (1,640,033)               --
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency transactions --
  net.........................      53,511,051         (125,501)       4,252,950        2,592,089             9,532
                                 -------------    -------------    -------------    -------------    --------------
NET ASSETS....................   $ 333,023,029    $ 143,764,378    $ 222,211,535    $ 124,746,098    $  525,717,361
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
Capital shares outstanding....      10,146,437       15,642,567       20,050,384       10,643,469       525,707,829
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
Net asset value, offering and
  redemption price per
  share.......................   $       32.82    $        9.19    $       11.08    $       11.72    $         1.00
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
*Identified cost..............   $ 279,037,999    $ 142,846,467    $ 215,660,483    $ 120,121,067    $  531,748,318
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------
+Authorized shares............     100,000,000      100,000,000      100,000,000      100,000,000     2,000,000,000
                                 -------------    -------------    -------------    -------------    --------------
                                 -------------    -------------    -------------    -------------    --------------


                                   MULTIPLE          NATURAL
                                   STRATEGY         RESOURCES
                                   PORTFOLIO        PORTFOLIO
------------------------------
ASSETS:
Investments, at value* (Note
  1a).........................  $ 1,322,665,472    $ 17,172,137
Unrealized appreciation on
  forward foreign exchange
  contracts (Note 1f).........               --              --
Cash..........................              722             656
Foreign cash (Note 1g)........          121,460              --
Interest receivable...........        7,701,230              --
Receivable for capital shares
  sold........................          162,617              --
Dividends receivable..........        1,052,557          23,882
Receivable for securities
  sold........................               --         334,291
Receivable from investment
  adviser (Note 2)............               --           6,980
Receivable for loaned
  securities (Note 7).........               --              --
Prepaid expenses and other
  assets (Note 1e)............           53,102             794
                                ---------------    ------------
  Total assets................    1,331,757,160      17,538,740
                                ---------------    ------------
LIABILITIES:
Unrealized depreciation on
  forward foreign exchange
  contracts (Note 1f).........           35,645              --
Payable for securities
  purchased...................          555,000         164,675
Payable for capital shares
  redeemed....................          227,347           4,808
Payable for forward foreign
  exchange contracts (Note
  1f).........................          745,503              --
Payable to investment adviser
  (Note 2)....................          388,033              --
Payable for dividends to
  shareholders (Note 1h)......               --              --
Accrued expenses and other
  liabilities.................          274,628          17,318
                                ---------------    ------------
  Total liabilities...........        2,226,156         186,801
                                ---------------    ------------
NET ASSETS....................  $ 1,329,531,004    $ 17,351,939
                                ---------------    ------------
                                ---------------    ------------
NET ASSETS CONSIST OF:
Common Stock, $0.10 par
  value+......................  $     7,010,254    $    213,783
Paid-in capital in excess of
  par.........................      992,195,281      20,544,481
Undistributed investment
  income -- net...............       39,812,711         339,424
Undistributed (accumulated)
  realized capital gains
  (losses) on investments and
  foreign currency
  transactions -- net (Note
  5)..........................      139,724,425      (1,873,044)
Unrealized appreciation
  (depreciation) on
  investments and foreign
  currency transactions --
  net.........................      150,788,333      (1,872,705)
                                ---------------    ------------
NET ASSETS....................  $ 1,329,531,004    $ 17,351,939
                                ---------------    ------------
                                ---------------    ------------
Capital shares outstanding....       70,102,544       2,137,834
                                ---------------    ------------
                                ---------------    ------------
Net asset value, offering and
  redemption price per
  share.......................  $         18.97    $       8.12
                                ---------------    ------------
                                ---------------    ------------
*Identified cost..............  $ 1,171,806,222    $ 19,044,491
                                ---------------    ------------
                                ---------------    ------------
+Authorized shares............      300,000,000     100,000,000
                                ---------------    ------------
                                ---------------    ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Operations for the Year Ended December 31, 1997
--------------------------------------------------------------------------------

                                                   CAPITAL          GLOBAL
                                   BALANCED         STOCK          STRATEGY
                                  PORTFOLIO       PORTFOLIO       PORTFOLIO
-----------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1C &
  1D):
Interest and discount
  earned*.....................   $  3,255,480    $    780,567    $  4,228,618
Dividends*....................        670,385       4,740,233       3,736,314
Other income..................             --              --              --
                                 ------------    ------------    ------------
Total income..................      3,925,865       5,520,800       7,964,932
                                 ------------    ------------    ------------
EXPENSES:
Investment advisory fees (Note
  2)..........................        338,129       1,059,444         831,747
Custodian fees................         22,885          87,252         201,882
Professional fees.............          8,071          15,804          13,832
Printing and shareholder
  reports.....................          1,724           8,466           5,143
Accounting services (Note
  2)..........................         20,109          59,115          46,074
Pricing services..............            360          10,801           6,740
Transfer agent fees (Note
  2)..........................          5,007           5,014           5,010
Directors' fees and
  expenses....................            770           1,445           1,983
Registration fees (Note 1e)...          1,292              --              --
Interest expense..............             --              --              --
Other.........................          2,725          10,690          18,098
                                 ------------    ------------    ------------
Total expenses before
  reimbursement...............        401,072       1,258,031       1,130,509
Reimbursement of expenses
  (Note 2)....................             --              --              --
                                 ------------    ------------    ------------
Expenses after
  reimbursement...............        401,072       1,258,031       1,130,509
                                 ------------    ------------    ------------
Investment income -- net......      3,524,793       4,262,769       6,834,423
                                 ------------    ------------    ------------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY
  TRANSACTIONS -- NET (NOTES
  1D, 1F, 1G & 3):
Realized gain on investments
  -- net......................      6,863,677      36,429,868      27,348,113
Realized gain (loss) on
  foreign currency
  transactions -- net.........             --       1,669,308       2,105,174
Change in unrealized
  appreciation/depreciation on
  investments -- net..........      5,814,120      21,484,742      (9,812,644)
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........             --         337,475         771,019
                                 ------------    ------------    ------------
Total realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions -- net.........     12,677,797      59,921,393      20,411,662
                                 ------------    ------------    ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................   $ 16,202,590    $ 64,184,162    $ 27,246,085
                                 ------------    ------------    ------------
                                 ------------    ------------    ------------
*Net of withholding tax.......             --    $    163,601    $    335,057
                                 ------------    ------------    ------------
                                 ------------    ------------    ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                 INTERMEDIATE     LONG TERM
                                    GROWTH           HIGH         GOVERNMENT      CORPORATE         MONEY          MULTIPLE
                                    STOCK           YIELD            BOND            BOND          RESERVE         STRATEGY
                                  PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTES 1C &
  1D):
Interest and discount
  earned*.....................   $    773,393    $ 12,726,990    $15,233,865     $  8,606,736    $ 30,761,655    $  24,322,209
Dividends*....................      2,819,347         559,550             --               --              --       14,690,338
Other income..................             --         152,279         46,440           10,737              --           40,997
                                 ------------    ------------    ------------    ------------    ------------    -------------
Total income..................      3,592,740      13,438,819     15,280,305        8,617,473      30,761,655       39,053,544
                                 ------------    ------------    ------------    ------------    ------------    -------------
EXPENSES:
Investment advisory fees (Note
  2)..........................        964,928         436,355        707,215          389,795       1,777,662        4,235,421
Custodian fees................         29,670          23,709         24,885           17,564          24,225          349,038
Professional fees.............         15,067           9,053         13,431            8,998           7,085           61,985
Printing and shareholder
  reports.....................          4,361           2,371          3,430            1,880          10,636           22,218
Accounting services (Note
  2)..........................         52,073          26,527         38,615           21,456          98,067          229,239
Pricing services..............            248           7,209          1,368            5,931              --            8,673
Transfer agent fees (Note
  2)..........................          5,009           5,007          5,009            5,009           4,966            5,009
Directors' fees and
  expenses....................          2,129           1,001          1,796              948           4,160            9,468
Registration fees (Note 1e)...          8,220           2,251             10               10              --               --
Interest expense..............             --              --             --               --             166               --
Other.........................          6,106           2,064          3,517            2,196           6,969           35,276
                                 ------------    ------------    ------------    ------------    ------------    -------------
Total expenses before
  reimbursement...............      1,087,811         515,547        799,276          453,787       1,933,936        4,956,327
Reimbursement of expenses
  (Note 2)....................             --              --             --               --              --               --
                                 ------------    ------------    ------------    ------------    ------------    -------------
Expenses after
  reimbursement...............      1,087,811         515,547        799,276          453,787       1,933,936        4,956,327
                                 ------------    ------------    ------------    ------------    ------------    -------------
Investment income -- net......      2,504,929      12,923,272     14,481,029        8,163,686      28,827,719       34,097,217
                                 ------------    ------------    ------------    ------------    ------------    -------------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY
  TRANSACTIONS -- NET (NOTES
  1D, 1F, 1G & 3):
Realized gain on investments
  -- net......................     61,578,644       2,071,929      1,693,013          280,864          25,403      140,368,645
Realized gain (loss) on
  foreign currency
  transactions -- net.........             --              --             --               --              --        4,345,152
Change in unrealized
  appreciation/depreciation on
  investments -- net..........     17,653,072      (1,170,500)     1,323,117        1,666,005          39,664       44,433,197
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........             --              --             --               --              --        1,635,298
                                 ------------    ------------    ------------    ------------    ------------    -------------
Total realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions -- net.........     79,231,716         901,429      3,016,130        1,946,869          65,067      190,782,292
                                 ------------    ------------    ------------    ------------    ------------    -------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................   $ 81,736,645    $ 13,824,701    $17,497,159     $ 10,110,555    $ 28,892,786    $ 224,879,509
                                 ------------    ------------    ------------    ------------    ------------    -------------
                                 ------------    ------------    ------------    ------------    ------------    -------------
*Net of withholding tax.......   $     22,302              --             --               --              --    $     671,382
                                 ------------    ------------    ------------    ------------    ------------    -------------
                                 ------------    ------------    ------------    ------------    ------------    -------------


                                  NATURAL
                                 RESOURCES
                                 PORTFOLIO
------------------------------
INVESTMENT INCOME (NOTES 1C &
  1D):
Interest and discount
  earned*.....................  $     59,274
Dividends*....................       392,030
Other income..................            --
                                ------------
Total income..................       451,304
                                ------------
EXPENSES:
Investment advisory fees (Note
  2)..........................        76,282
Custodian fees................        17,211
Professional fees.............         5,005
Printing and shareholder
  reports.....................            41
Accounting services (Note
  2)..........................         5,841
Pricing services..............        12,860
Transfer agent fees (Note
  2)..........................         5,010
Directors' fees and
  expenses....................           311
Registration fees (Note 1e)...            --
Interest expense..............            --
Other.........................           741
                                ------------
Total expenses before
  reimbursement...............       123,302
Reimbursement of expenses
  (Note 2)....................       (18,204)
                                ------------
Expenses after
  reimbursement...............       105,098
                                ------------
Investment income -- net......       346,206
                                ------------
REALIZED & UNREALIZED GAIN
  (LOSS) ON INVESTMENTS &
  FOREIGN CURRENCY
  TRANSACTIONS -- NET (NOTES
  1D, 1F, 1G & 3):
Realized gain on investments
  -- net......................     1,508,773
Realized gain (loss) on
  foreign currency
  transactions -- net.........        (6,614)
Change in unrealized
  appreciation/depreciation on
  investments -- net..........    (3,952,460)
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........          (428)
                                ------------
Total realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions -- net.........    (2,450,729)
                                ------------
NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS..................  $ (2,104,523)
                                ------------
                                ------------
*Net of withholding tax.......  $     27,915
                                ------------
                                ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                      BALANCED PORTFOLIO            CAPITAL STOCK PORTFOLIO
                                 ----------------------------    ------------------------------
                                         FOR THE YEAR                     FOR THE YEAR
                                      ENDED DECEMBER 31,               ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET       ----------------------------    ------------------------------
ASSETS:                              1997            1996            1997             1996
-----------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $  3,524,793    $  3,578,627    $   4,262,769    $   5,747,305
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................      6,863,677      10,123,967       38,099,176       14,653,340
Change in unrealized
  appreciation/depreciation on
  investments -- net..........      5,814,120      (4,709,010)      21,484,742       21,343,267
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........             --              --          337,475         (334,683)
                                 ------------    ------------    -------------    -------------
Net increase in net assets
  resulting from operations...     16,202,590       8,993,584       64,184,162       41,409,229
                                 ------------    ------------    -------------    -------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS (NOTE 1H):
Investment income -- net......     (1,769,755)     (3,754,719)      (2,802,893)      (5,548,969)
Realized gain on investments
  -- net......................    (10,156,193)     (1,979,516)     (14,170,818)     (36,850,216)
                                 ------------    ------------    -------------    -------------
Net decrease in net assets
  resulting from dividends and
  distributions to
  shareholders................    (11,925,948)     (5,734,235)     (16,973,711)     (42,399,185)
                                 ------------    ------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from capital
  share transactions..........      5,194,624      (1,587,274)      (1,104,085)      37,729,131
                                 ------------    ------------    -------------    -------------
NET ASSETS:
Total increase in net
  assets......................      9,471,266       1,672,075       46,106,366       36,739,175
Beginning of year.............     98,852,752      97,180,677      289,696,069      252,956,894
                                 ------------    ------------    -------------    -------------
End of year*..................   $108,324,018    $ 98,852,752    $ 335,802,435    $ 289,696,069
                                 ------------    ------------    -------------    -------------
                                 ------------    ------------    -------------    -------------
*Undistributed investment
  income -- net (Note 1i).....   $  3,524,791    $  1,769,753    $   6,263,968    $   2,458,189
                                 ------------    ------------    -------------    -------------
                                 ------------    ------------    -------------    -------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   GLOBAL STRATEGY PORTFOLIO           GROWTH STOCK PORTFOLIO             HIGH YIELD PORTFOLIO
                                 ------------------------------    ------------------------------    ------------------------------
                                          FOR THE YEAR                      FOR THE YEAR                      FOR THE YEAR
                                       ENDED DECEMBER 31,                ENDED DECEMBER 31,                ENDED DECEMBER 31,
                                 ------------------------------    ------------------------------    ------------------------------
                                     1997             1996             1997             1996             1997             1996
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $   6,834,423    $   6,775,983    $   2,504,929    $   2,721,855    $  12,923,272    $  10,963,073
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................      29,453,287       17,848,788       61,578,644       26,418,543        2,071,929       (2,249,032)
Change in unrealized
  appreciation/depreciation on
  investments -- net..........      (9,812,644)       8,986,014       17,653,072        8,765,971       (1,170,500)       4,434,110
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........         771,019       (4,745,969)              --               --               --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net increase in net assets
  resulting from operations...      27,246,085       28,864,816       81,736,645       37,906,369       13,824,701       13,148,151
                                 -------------    -------------    -------------    -------------    -------------    -------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS (NOTE 1H):
Investment income -- net......      (7,598,726)      (5,458,261)      (1,545,546)      (1,964,991)     (12,749,959)     (10,832,795)
Realized gain on investments
  -- net......................      (8,739,339)      (1,312,483)     (26,338,683)      (4,499,465)              --               --
                                 -------------    -------------    -------------    -------------    -------------    -------------
Net decrease in net assets
  resulting from dividends and
  distributions to
  shareholders................     (16,338,065)      (6,770,744)     (27,884,229)      (6,464,456)     (12,749,959)     (10,832,795)
                                 -------------    -------------    -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from capital
  share transactions..........       5,067,046       (2,247,227)      38,504,908       25,071,360       19,046,241       13,949,891
                                 -------------    -------------    -------------    -------------    -------------    -------------
NET ASSETS:
Total increase in net
  assets......................      15,975,066       19,846,845       92,357,324       56,513,273       20,120,983       16,265,247
Beginning of year.............     232,529,584      212,682,739      240,665,705      184,152,432      123,643,395      107,378,148
                                 -------------    -------------    -------------    -------------    -------------    -------------
End of year*..................   $ 248,504,650    $ 232,529,584    $ 333,023,029    $ 240,665,705    $ 143,764,378    $ 123,643,395
                                 -------------    -------------    -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------    -------------    -------------
*Undistributed investment
  income -- net (Note 1i).....   $   9,377,194    $   8,036,323    $   2,482,094    $   1,522,711    $   1,154,388    $   1,062,860
                                 -------------    -------------    -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------    -------------    -------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Statements of Changes in Net Assets  (Concluded)
--------------------------------------------------------------------------------

                                    INTERMEDIATE GOVERNMENT             LONG TERM CORPORATE
                                         BOND PORTFOLIO                    BOND PORTFOLIO
                                 ------------------------------    ------------------------------
                                          FOR THE YEAR                      FOR THE YEAR
                                       ENDED DECEMBER 31,                ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET       ------------------------------    ------------------------------
ASSETS:                              1997             1996             1997             1996
-------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......   $  14,481,029    $  15,660,907    $   8,163,686    $   8,329,370
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................       1,693,013       (1,979,485)         280,864          920,219
Change in unrealized
  appreciation/depreciation on
  investments -- net..........       1,323,117       (8,361,032)       1,666,005       (6,179,230)
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........              --               --               --               --
                                 -------------    -------------    -------------    -------------
Net increase (decrease) in net
  assets resulting from
  operations..................      17,497,159        5,320,390       10,110,555        3,070,359
                                 -------------    -------------    -------------    -------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS (NOTE 1H):
Investment income -- net......     (14,518,659)     (15,606,904)      (8,076,935)      (8,263,502)
Realized gain on investments
  -- net......................              --               --               --               --
                                 -------------    -------------    -------------    -------------
Net decrease in net assets
  resulting from dividends and
  distributions to
  shareholders................     (14,518,659)     (15,606,904)      (8,076,935)      (8,263,502)
                                 -------------    -------------    -------------    -------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from capital
  share transactions..........      (2,629,974)      (7,190,485)       4,724,500       (1,851,763)
                                 -------------    -------------    -------------    -------------
NET ASSETS:
Total increase (decrease) in
  net assets..................         348,526      (17,476,999)       6,758,120       (7,044,906)
Beginning of year.............     221,863,009      239,340,008      117,987,978      125,032,884
                                 -------------    -------------    -------------    -------------
End of year*..................   $ 222,211,535    $ 221,863,009    $ 124,746,098    $ 117,987,978
                                 -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------
*Undistributed investment
  income -- net (Note 1i).....   $   1,285,094    $   1,322,724    $     812,664    $     725,913
                                 -------------    -------------    -------------    -------------
                                 -------------    -------------    -------------    -------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   MONEY RESERVE PORTFOLIO         MULTIPLE STRATEGY PORTFOLIO      NATURAL RESOURCES PORTFOLIO
                                -----------------------------   ---------------------------------   ---------------------------
                                        FOR THE YEAR                      FOR THE YEAR                     FOR THE YEAR
                                     ENDED DECEMBER 31,                ENDED DECEMBER 31,               ENDED DECEMBER 31,
                                -----------------------------   ---------------------------------   ---------------------------
                                    1997            1996             1997              1996             1997           1996
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net......  $  28,827,719   $  29,126,650   $    34,097,217   $    38,414,192   $    346,206   $    427,894
Realized gain (loss) on
  investments and foreign
  currency transactions --
  net.........................         25,403          32,716       144,713,797        67,574,916      1,502,159      1,250,205
Change in unrealized
  appreciation/depreciation on
  investments -- net..........         39,664        (271,048)       44,433,197        53,357,529     (3,952,460)     1,446,535
Change in unrealized
  appreciation/depreciation on
  foreign currency
  transactions -- net.........             --              --         1,635,298        (1,704,878)          (428)          (407)
                                -------------   -------------   ---------------   ---------------   ------------   ------------
Net increase (decrease) in net
  assets resulting from
  operations..................     28,892,786      28,888,318       224,879,509       157,641,759     (2,104,523)     3,124,227
                                -------------   -------------   ---------------   ---------------   ------------   ------------
DIVIDENDS & DISTRIBUTIONS TO
  SHAREHOLDERS (NOTE 1H):
Investment income -- net......    (28,827,719)    (29,126,650)      (20,339,088)      (42,049,050)      (188,225)      (441,716)
Realized gain on investments
  -- net......................        (25,403)        (32,716)      (64,589,169)     (113,303,779)            --             --
                                -------------   -------------   ---------------   ---------------   ------------   ------------
Net decrease in net assets
  resulting from dividends and
  distributions to
  shareholders................    (28,853,122)    (29,159,366)      (84,928,257)     (155,352,829)      (188,225)      (441,716)
                                -------------   -------------   ---------------   ---------------   ------------   ------------
CAPITAL SHARE TRANSACTIONS
  (NOTE 4):
Net increase (decrease) in net
  assets derived from capital
  share transactions..........    (32,011,967)    (10,478,219)      (21,605,127)       39,539,413     (5,384,753)     1,312,192
                                -------------   -------------   ---------------   ---------------   ------------   ------------
NET ASSETS:
Total increase (decrease) in
  net assets..................    (31,972,303)    (10,749,267)      118,346,125        41,828,343     (7,677,501)     3,994,703
Beginning of year.............    557,689,664     568,438,931     1,211,184,879     1,169,356,536     25,029,440     21,034,737
                                -------------   -------------   ---------------   ---------------   ------------   ------------
End of year*..................  $ 525,717,361   $ 557,689,664   $ 1,329,531,004   $ 1,211,184,879   $ 17,351,939   $ 25,029,440
                                -------------   -------------   ---------------   ---------------   ------------   ------------
                                -------------   -------------   ---------------   ---------------   ------------   ------------
*Undistributed investment
  income -- net (Note 1i).....             --              --   $    39,812,711   $    21,709,430   $    339,424   $    188,057
                                -------------   -------------   ---------------   ---------------   ------------   ------------
                                -------------   -------------   ---------------   ---------------   ------------   ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

                                               BALANCED PORTFOLIO
                                ------------------------------------------------
                                        FOR THE YEAR ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET      ------------------------------------------------
ASSET VALUE:                      1997      1996      1995      1994      1993
--------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................  $  15.36  $  14.86  $  13.27  $  14.62  $  13.70
                                --------  --------  --------  --------  --------
Investment income -- net......       .51       .54       .60       .61       .50
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........      1.76       .83      2.07     (1.21)     1.35
                                --------  --------  --------  --------  --------
Total from investment
  operations..................      2.27      1.37      2.67      (.60)     1.85
                                --------  --------  --------  --------  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......      (.27)     (.57)     (.62)     (.53)     (.75)
Realized gain on investments
  -- net......................     (1.58)     (.30)     (.46)     (.22)     (.18)
                                --------  --------  --------  --------  --------
Total dividends and
  distributions...............     (1.85)     (.87)    (1.08)     (.75)     (.93)
                                --------  --------  --------  --------  --------
Net asset value, end of
  year........................  $  15.78  $  15.36  $  14.86  $  13.27  $  14.62
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................    16.93%     9.76%    21.59%    (4.28%)   14.31%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement...............      .39%      .39%      .38%      .40%      .43%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Expenses......................      .39%      .39%      .38%      .40%      .43%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Investment income -- net......     3.40%     3.63%     4.47%     4.28%     3.72%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................  $108,324  $ 98,853  $ 97,181  $ 75,893  $ 88,018
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Portfolio turnover............   143.20%   234.79%    32.92%    46.94%    25.38%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Average commission rate
  paid++......................  $  .0607  $  .0611        --        --        --
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------

---------------

  *  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++ For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for purchases and sales of equity securities. For certain Portfolios, the "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                            CAPITAL STOCK PORTFOLIO                          GLOBAL STRATEGY PORTFOLIO
                                ------------------------------------------------  ------------------------------------------------
                                        FOR THE YEAR ENDED DECEMBER 31,                   FOR THE YEAR ENDED DECEMBER 31,
                                ------------------------------------------------  ------------------------------------------------
                                 1997+     1996+      1995      1994      1993     1997+     1996+     1995+      1994      1993
----------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................  $  23.25  $  23.88  $  21.64  $  25.73  $  23.22  $  16.80  $  15.25  $  14.54  $  15.42  $  13.23
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment income -- net......       .33       .46       .41       .29       .33       .47       .47       .52       .47       .36
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........      4.57      2.86      3.70     (1.50)     3.41      1.35      1.56       .94      (.71)     2.61
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
  operations..................      4.90      3.32      4.11     (1.21)     3.74      1.82      2.03      1.46      (.24)     2.97
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......      (.22)     (.47)     (.34)     (.28)     (.59)     (.55)     (.39)     (.55)     (.41)     (.60)
Realized gain on investments
  -- net......................     (1.14)    (3.48)    (1.53)    (2.60)     (.64)     (.63)     (.09)     (.20)     (.23)     (.18)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total dividends and
  distributions...............     (1.36)    (3.95)    (1.87)    (2.88)    (1.23)    (1.18)     (.48)     (.75)     (.64)     (.78)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
  year........................  $  26.79  $  23.25  $  23.88  $  21.64  $  25.73  $  17.44  $  16.80  $  15.25  $  14.54  $  15.42
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................    22.47%    16.54%    20.73%    (5.12%)   17.01%    11.72%    13.78%    10.44%    (1.62%)   23.73%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement...............      .41%      .40%      .41%      .39%      .38%      .45%      .42%      .44%      .48%      .45%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Expenses......................      .41%      .40%      .41%      .39%      .38%      .45%      .42%      .44%      .48%      .46%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment income -- net......     1.38%     2.11%     1.98%     1.32%     1.43%     2.69%     3.02%     3.59%     3.22%     3.27%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................  $335,802  $289,696  $252,957  $206,647  $223,971  $248,505  $232,530  $212,683  $223,493  $182,672
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Portfolio turnover............    90.19%    74.30%   130.54%    71.19%   100.12%   108.04%   160.89%    26.81%    27.31%    30.53%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Average commission rate
  paid++......................  $  .0281  $  .0264        --        --        --  $  .0155  $  .0160        --        --        --
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

  *  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++ For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for purchases and sales of equity securities. For certain Portfolios, the "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                             GROWTH STOCK PORTFOLIO
                                ------------------------------------------------
                                        FOR THE YEAR ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET      ------------------------------------------------
ASSET VALUE:                      1997      1996      1995      1994      1993
--------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................  $  27.79  $  24.06  $  19.20  $  24.65  $  23.98
                                --------  --------  --------  --------  --------
Investment income -- net......       .24       .32       .15       .31       .32
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........      8.01      4.24      6.13     (1.81)     1.63
                                --------  --------  --------  --------  --------
Total from investment
  operations..................      8.25      4.56      6.28     (1.50)     1.95
                                --------  --------  --------  --------  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......      (.18)     (.24)     (.23)     (.30)     (.41)
Realized gain on investments
  -- net......................     (3.04)     (.59)    (1.19)    (3.65)     (.87)
                                --------  --------  --------  --------  --------
Total dividends and
  distributions...............     (3.22)     (.83)    (1.42)    (3.95)    (1.28)
                                --------  --------  --------  --------  --------
Net asset value, end of
  year........................  $  32.82  $  27.79  $  24.06  $  19.20  $  24.65
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................    33.75%    19.57%    35.35%    (6.93%)    8.63%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................      .37%      .38%      .38%      .40%      .38%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Investment income -- net......      .86%     1.25%      .82%     1.53%     1.35%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................  $333,023  $240,666  $184,152  $101,702  $122,836
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Portfolio turnover............    84.90%    78.04%    87.66%   102.96%   160.29%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Average commission rate
  paid++......................  $  .0630  $  .0625        --        --        --
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------

---------------

  *  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++ For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for purchases and sales of equity securities. For certain Portfolios, the "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              HIGH YIELD PORTFOLIO
                                ------------------------------------------------
                                        FOR THE YEAR ENDED DECEMBER 31,
                                ------------------------------------------------
                                 1997+     1996+     1995+      1994      1993
--------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................  $   9.15  $   8.99  $   8.53  $   9.68  $   9.10
                                --------  --------  --------  --------  --------
Investment income -- net......       .90       .89       .93      1.00       .94
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........       .04       .16       .46     (1.17)      .62
                                --------  --------  --------  --------  --------
Total from investment
  operations..................       .94      1.05      1.39      (.17)     1.56
                                --------  --------  --------  --------  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......      (.90)     (.89)     (.93)     (.98)     (.98)
Realized gain on investments
  -- net......................        --        --        --        --        --
                                --------  --------  --------  --------  --------
Total dividends and
  distributions...............      (.90)     (.89)     (.93)     (.98)     (.98)
                                --------  --------  --------  --------  --------
Net asset value, end of
  year........................  $   9.19  $   9.15  $   8.99  $   8.53  $   9.68
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................    10.74%    12.32%    17.12%    (1.88%)   18.11%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................      .39%      .39%      .38%      .41%      .43%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Investment income -- net......     9.67%     9.77%    10.25%    10.88%    10.17%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................  $143,764  $123,643  $107,378  $ 82,421  $ 94,739
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Portfolio turnover............    60.94%    50.48%    63.39%    63.43%    73.01%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Average commission rate
  paid++......................        --        --        --        --        --
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------

  *  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++ For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for purchases and sales of equity securities. For certain Portfolios, the "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights  (Continued)
--------------------------------------------------------------------------------

                                       INTERMEDIATE GOVERNMENT PORTFOLIO
                                ------------------------------------------------
                                        FOR THE YEAR ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET      ------------------------------------------------
ASSET VALUE:                     1997+     1996+     1995+     1994+      1993
--------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................  $  10.93  $  11.41  $  10.32  $  12.02  $  11.75
                                --------  --------  --------  --------  --------
Investment income -- net......       .73       .76       .78       .75       .83
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........       .15      (.49)     1.10     (1.30)      .50
                                --------  --------  --------  --------  --------
Total from investment
  operations..................       .88       .27      1.88      (.55)     1.33
                                --------  --------  --------  --------  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......      (.73)     (.75)     (.79)     (.75)     (.84)
Realized gain on investments
  -- net......................        --        --        --      (.39)     (.22)
In excess of realized gain on
  investments -- net..........        --        --        --      (.01)       --
                                --------  --------  --------  --------  --------
Total dividends and
  distributions...............      (.73)     (.75)     (.79)    (1.15)    (1.06)
                                --------  --------  --------  --------  --------
Net asset value, end of
  year........................  $  11.08  $  10.93  $  11.41  $  10.32  $  12.02
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................     8.42%     2.61%    18.87%    (4.78%)   11.20%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................      .37%      .38%      .38%      .37%      .36%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Investment income -- net......     6.74%     6.85%     7.22%     6.89%     6.42%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Investment income -- net, and
  realized gain on investments
  -- net......................        --        --        --        --        --
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................  $222,212  $221,863  $239,340  $218,611  $284,495
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Portfolio turnover............    41.23%    29.35%    57.38%   140.55%   113.61%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------

---------------

  * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
 ++  Amount is less than $.01 per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       LONG TERM CORPORATE BOND PORTFOLIO                     MONEY RESERVE PORTFOLIO
                                ------------------------------------------------  ------------------------------------------------
                                        FOR THE YEAR ENDED DECEMBER 31,                   FOR THE YEAR ENDED DECEMBER 31,
                                ------------------------------------------------  ------------------------------------------------
                                 1997+     1996+     1995+     1994+      1993      1997      1996      1995      1994      1993
----------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................  $  11.53  $  12.02  $  10.72  $  12.59  $  12.07  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment income -- net......       .79       .80       .83       .81       .83       .05       .05       .06       .04       .03
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........       .18      (.50)     1.30     (1.42)      .68        --        --        --        --        --
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total from investment
  operations..................       .97       .30      2.13      (.61)     1.51       .05       .05       .06       .04       .03
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......      (.78)     (.79)     (.83)     (.82)     (.83)     (.05)     (.05)     (.06)     (.04)     (.03)
Realized gain on investments
  -- net......................        --        --        --      (.44)     (.16)       --++       --++       --       --       --
In excess of realized gain on
  investments -- net..........        --        --        --        --        --        --        --        --        --        --
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Total dividends and
  distributions...............      (.78)     (.79)     (.83)    (1.26)     (.99)     (.05)     (.05)     (.06)     (.04)     (.03)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value, end of
  year........................  $  11.72  $  11.53  $  12.02  $  10.72  $  12.59  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................     8.80%     2.77%    20.66%    (5.13%)   13.01%     5.43%     5.33%     5.81%     4.04%     3.08%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses......................      .38%      .39%      .40%      .39%      .38%      .36%      .36%      .35%      .36%      .36%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment income -- net......     6.87%     6.90%     7.32%     7.16%     6.65%        --        --        --        --        --
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Investment income -- net, and
  realized gain on investments
  -- net......................        --        --        --        --        --     5.30%     5.16%     5.67%     4.00%     3.03%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................  $124,746  $117,988  $125,033  $111,878  $139,321  $525,717  $557,690  $568,439  $583,992  $546,710
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
Portfolio turnover............   107.02%    92.45%   110.49%   134.53%   110.53%        --        --        --        --        --
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  --------

  * Total investment returns exclude insurance-related fees and expenses. + Based on average shares outstanding.
 ++  Amount is less than $.01 per share.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Financial Highlights  (Concluded)
--------------------------------------------------------------------------------

                                               MULTIPLE STRATEGY PORTFOLIO
                                ----------------------------------------------------------
                                             FOR THE YEAR ENDED DECEMBER 31,
INCREASE (DECREASE) IN NET      ----------------------------------------------------------
ASSET VALUE:                      1997+       1996+       1995+       1994+        1993
------------------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................  $    17.13  $    17.24  $    16.22  $    19.84  $    18.70
                                ----------  ----------  ----------  ----------  ----------
Investment income -- net......         .47         .53         .56         .50         .54
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........        2.57        1.63        2.03       (1.39)       2.30
                                ----------  ----------  ----------  ----------  ----------
Total from investment
  operations..................        3.04        2.16        2.59        (.89)       2.84
                                ----------  ----------  ----------  ----------  ----------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......        (.29)       (.60)       (.48)       (.57)       (.88)
Realized gain on investments
  -- net......................        (.91)      (1.67)      (1.09)      (2.16)       (.82)
                                ----------  ----------  ----------  ----------  ----------
Total dividends and
  disatributions..............       (1.20)      (2.27)      (1.57)      (2.73)      (1.70)
                                ----------  ----------  ----------  ----------  ----------
Net asset value, end of
  year........................  $    18.97  $    17.13  $    17.24  $    16.22  $    19.84
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................      19.17%      14.32%      17.55%      (5.05%)     16.66%
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement...............        .39%        .39%        .38%        .38%        .36%
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------
Expenses......................        .39%        .39%        .38%        .38%        .36%
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------
Investment income -- net......       2.65%       3.26%       3.44%       2.97%       2.91%
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................  $1,329,531  $1,211,185  $1,169,357  $1,082,083  $1,237,336
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------
Portfolio turnover............     108.41%     143.82%     140.83%      68.12%      91.08%
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------
Average commission rate
  paid++......................  $    .0233  $    .0246          --          --          --
                                ----------  ----------  ----------  ----------  ----------
                                ----------  ----------  ----------  ----------  ----------

---------------

  *  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++ For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for purchases and sales of equity securities. For certain Portfolios, the "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          NATURAL RESOURCES PORTFOLIO
                                ------------------------------------------------
                                        FOR THE YEAR ENDED DECEMBER 31,
                                ------------------------------------------------
                                 1997+     1996+      1995      1994      1993
--------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA
AND RATIOS HAVE BEEN DERIVED
FROM INFORMATION PROVIDED IN
THE FINANCIAL STATEMENTS.
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of
  year........................  $   9.19  $   8.17  $   7.43  $   7.53  $   7.01
                                --------  --------  --------  --------  --------
Investment income -- net......       .14       .16       .17       .17       .13
Realized and unrealized gain
  (loss) on investments and
  foreign currency
  transactions -- net.........     (1.14)     1.03       .73      (.10)      .66
                                --------  --------  --------  --------  --------
Total from investment
  operations..................     (1.00)     1.19       .90       .07       .79
                                --------  --------  --------  --------  --------
LESS DIVIDENDS AND
  DISTRIBUTIONS:
Investment income -- net......      (.07)     (.17)     (.16)     (.17)     (.27)
Realized gain on investments
  -- net......................        --        --        --        --        --
                                --------  --------  --------  --------  --------
Total dividends and
  disatributions..............      (.07)     (.17)     (.16)     (.17)     (.27)
                                --------  --------  --------  --------  --------
Net asset value, end of
  year........................  $   8.12  $   9.19  $   8.17  $   7.43  $   7.53
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
TOTAL INVESTMENT RETURN:*
Based on net asset value per
  share.......................   (10.97%)   14.72%    12.22%      .88%    11.65%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
  reimbursement...............      .50%      .50%      .47%      .50%      .50%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Expenses......................      .59%      .57%      .47%      .59%      .59%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Investment income -- net......     1.65%     1.79%     1.99%     2.23%     2.00%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
SUPPLEMENTAL DATA:
Net assets, end of year (in
  thousands)..................  $ 17,352  $ 25,029  $ 21,035  $ 21,455  $ 18,437
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Portfolio turnover............    24.10%    31.29%    38.50%    48.16%    65.26%
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------
Average commission rate
  paid++......................  $  .0283  $  .0231        --        --        --
                                --------  --------  --------  --------  --------
                                --------  --------  --------  --------  --------

  *  Total investment returns exclude insurance-related fees and expenses.
  +  Based on average shares outstanding.
 ++ For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for purchases and sales of equity securities. For certain Portfolios, the "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.

                 (This page has been left blank intentionally.)

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Series Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, with the exceptions of Global Strategy Portfolio and Natural Resources Portfolio, which are classified as non-diversified. The Fund offers its shares to Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.") and Monarch Life Insurance Company (an insurance company not affiliated with ML & Co.)) separate accounts to fund benefits under certain variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund.

(A) VALUATION OF INVESTMENTS -- Money Reserve and Multiple Strategy Portfolios:
Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted.

Balanced, Capital Stock, Global Strategy, Growth Stock, High Yield, Intermediate Government Bond, Long Term Corporate Bond, Multiple Strategy and Natural Resources Portfolios: Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities other than money market securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Futures contracts are valued at settlement price at the close of the applicable exchange. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(B) REPURCHASE AGREEMENTS -- The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized.

(C) INCOME TAXES -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------
dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolios have determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(E) PREPAID REGISTRATION FEES -- Prepaid registration fees are charged to expense as the related shares are issued.

(F) DERIVATIVE FINANCIAL INSTRUMENTS -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- FOREIGN CURRENCY OPTIONS AND FUTURES -- Certain Portfolios may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

- FORWARD FOREIGN EXCHANGE CONTRACTS -- Global Strategy, Multiple Strategy and Natural Resources Portfolios are authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts. Premium or discount is amortized over the life of the contracts.

- OPTIONS -- Certain Portfolios are authorized to write and purchase call and put options. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

- FINANCIAL FUTURES CONTRACTS -- Multiple Strategy and Natural Resources Portfolios may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(G) FOREIGN CURRENCY TRANSACTIONS -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

(H) DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(I) RECLASSIFICATION -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate average daily value of the ten combined Portfolios' net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $250 million, 0.45% of the next $50 million, 0.40% of the next $100 million, 0.35% of the next $400 million, and 0.30% of average daily net assets in excess of $800 million.

MLAM, Merrill Lynch Life Agency, Inc. and Monarch Life Insurance Co. ("Monarch") entered into an agreement which provided that Monarch will reimburse the Fund's expenses with respect to each Portfolio, to the extent that these expenses exceed 0.50% of the Portfolio's average daily net assets.

For the year ended December 31, 1997, the Natural Resources Portfolio was reimbursed in the amount of $18,204.

Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., earned commissions on the execution of portfolio security transactions aggregating $3,327 in the Balanced Portfolio, $29,260 in the Capital Stock Portfolio, $27,742 in the Global Strategy Portfolio, $9,420 in the Growth Stock Portfolio, $75,578 in the Multiple Strategy Portfolio, and $2,670 in the Natural Resources Portfolio.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended December 31, 1997, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, was paid by Balanced Portfolio $260; Global Strategy $112; Growth Stock Portfolio $18; High Yield Portfolio $5,515; Intermediate Government Portfolio $1,643; Long Term Corporate Bond Portfolio $5,345; and Multiple Strategy Portfolio $272 for security price quotations to compute the net asset value of the Portfolios.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLFDS, PSI, and/or ML & Co.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 1997 were as follows:

                                                                                                INTERMEDIATE  LONG TERM
                                           CAPITAL        GLOBAL                                GOVERNMENT    CORPORATE
                             BALANCED       STOCK        STRATEGY    GROWTH STOCK  HIGH YIELD      BOND          BOND
                            PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
Total Purchases..........  $130,591,531  $285,722,765  $255,359,036  $243,597,732  $84,911,075  $84,345,742  $122,434,380
                           ------------  ------------  ------------  ------------  -----------  -----------  ------------
                           ------------  ------------  ------------  ------------  -----------  -----------  ------------
Total Sales..............  $137,805,003  $301,600,490  $274,278,401  $237,206,207  $70,693,088  $88,622,245  $116,780,323
                           ------------  ------------  ------------  ------------  -----------  -----------  ------------
                           ------------  ------------  ------------  ------------  -----------  -----------  ------------


                              MULTIPLE        NATURAL
                              STRATEGY       RESOURCES
                             PORTFOLIO       PORTFOLIO
-------------------------
Total Purchases..........  $1,293,919,258  $   5,298,768
                           --------------  --------------
                           --------------  --------------
Total Sales..............  $1,457,152,261  $   9,926,287
                           --------------  --------------
                           --------------  --------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

As of December 31, 1997, unrealized appreciation/depreciation for Federal income tax purposes were as follows:

                                               CAPITAL        GLOBAL        GROWTH         HIGH
                                 BALANCED       STOCK        STRATEGY       STOCK         YIELD
                                 PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------
Appreciated securities........  $13,155,017  $ 66,616,484  $ 25,641,042  $ 60,390,717  $  6,279,075
Depreciated securities........   (1,684,535)  (10,979,995)  (13,123,087)   (6,880,207)   (6,449,923)
                                -----------  ------------  ------------  ------------  ------------
Net unrealized appreciation
  (depreciation)..............  $11,470,482  $ 55,636,489  $ 12,517,955  $ 53,510,510  $   (170,848)
                                -----------  ------------  ------------  ------------  ------------
                                -----------  ------------  ------------  ------------  ------------
Cost for Federal income tax
  purposes....................  $96,276,794  $280,326,507  $234,845,412  $279,038,540  $142,891,814
                                -----------  ------------  ------------  ------------  ------------
                                -----------  ------------  ------------  ------------  ------------
Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

                                                                                       GLOBAL STRATEGY
                                  BALANCED PORTFOLIO     CAPITAL STOCK PORTFOLIO          PORTFOLIO
                                -----------------------  ------------------------  ------------------------
                                 REALIZED                 REALIZED    UNREALIZED    REALIZED    UNREALIZED
                                  GAINS     UNREALIZED      GAINS        GAINS        GAINS        GAINS
                                 (LOSSES)      GAINS      (LOSSES)     (LOSSES)     (LOSSES)     (LOSSES)
-----------------------------------------------------------------------------------------------------------
Long-term securities..........  $6,863,685  $11,562,712  $36,429,868  $55,816,109  $27,348,043  $12,631,177
Short-term securities.........          (8)          --           --           --           70           --
Forward foreign exchange
  contracts...................          --           --    1,774,524        5,290    5,609,608      (35,680)
Foreign currency
  transactions................          --           --     (105,216)      (2,869)  (3,504,434)     (28,347)
                                ----------  -----------  -----------  -----------  -----------  -----------
Total.........................  $6,863,677  $11,562,712  $38,099,176  $55,818,530  $29,453,287  $12,567,150
                                ----------  -----------  -----------  -----------  -----------  -----------
                                ----------  -----------  -----------  -----------  -----------  -----------


                                 GROWTH STOCK PORTFOLIO   HIGH YIELD PORTFOLIO
                                ------------------------  ---------------------
                                                           REALIZED
                                 REALIZED    UNREALIZED     GAINS     UNREALIZED
                                   GAINS        GAINS      (LOSSES)    LOSSES
------------------------------
Long-term securities..........  $61,578,489  $53,511,051  $2,073,470  $(125,501)
Short-term securities.........          155           --      (1,541)       --
Forward foreign exchange
  contracts...................           --           --          --        --
Foreign currency
  transactions................           --           --          --        --
                                -----------  -----------  ----------  ---------
Total.........................  $61,578,644  $53,511,051  $2,071,929  $(125,501)
                                -----------  -----------  ----------  ---------
                                -----------  -----------  ----------  ---------
4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:

                                                                                        GLOBAL STRATEGY
                                   BALANCED PORTFOLIO     CAPITAL STOCK PORTFOLIO          PORTFOLIO
                                ------------------------  ------------------------  ------------------------
FOR THE YEAR ENDED                             DOLLAR                    DOLLAR                    DOLLAR
DECEMBER 31, 1997                 SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold...................     568,078  $  8,310,784   1,321,032  $ 33,221,813   1,636,636  $ 28,134,560
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     889,333    11,925,948     782,920    16,973,711   1,054,749    16,338,065
                                ----------  ------------  ----------  ------------  ----------  ------------
Total issued..................   1,457,411    20,236,732   2,103,952    50,195,524   2,691,385    44,472,625
Shares redeemed...............  (1,028,393)  (15,042,108) (2,028,833)  (51,299,609) (2,283,300)  (39,405,579)
                                ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......     429,018  $  5,194,624      75,119  $ (1,104,085)    408,085  $  5,067,046
                                ----------  ------------  ----------  ------------  ----------  ------------
                                ----------  ------------  ----------  ------------  ----------  ------------

                                 GROWTH STOCK PORTFOLIO
                                ------------------------
FOR THE YEAR ENDED                             DOLLAR
DECEMBER 31, 1997                 SHARES       AMOUNT
------------------------------
Shares sold...................   2,701,024  $ 78,345,898
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........   1,147,972    27,884,229
                                ----------  ------------
Total issued..................   3,848,996   106,230,127
Shares redeemed...............  (2,362,876)  (67,725,219)
                                ----------  ------------
Net increase (decrease).......   1,486,120  $ 38,504,908
                                ----------  ------------
                                ----------  ------------

                                                                                        GLOBAL STRATEGY
                                   BALANCED PORTFOLIO     CAPITAL STOCK PORTFOLIO          PORTFOLIO
                                ------------------------  ------------------------  ------------------------
FOR THE YEAR ENDED                             DOLLAR                    DOLLAR                    DOLLAR
DECEMBER 31, 1996                 SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold...................     831,685  $ 12,144,003   1,760,273  $ 37,721,110   1,834,916  $ 28,028,627
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     402,709     5,734,235   2,087,885    42,399,185     457,483     6,770,744
                                ----------  ------------  ----------  ------------  ----------  ------------
Total issued..................   1,234,394    17,878,238   3,848,158    80,120,295   2,292,399    34,799,371
Shares redeemed...............  (1,336,006)  (19,465,512) (1,982,012)  (42,391,164) (2,401,439)  (37,046,598)
                                ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......    (101,612) $ (1,587,274)  1,866,146  $ 37,729,131    (109,040) $ (2,247,227)
                                ----------  ------------  ----------  ------------  ----------  ------------
                                ----------  ------------  ----------  ------------  ----------  ------------


                                 GROWTH STOCK PORTFOLIO
                                ------------------------
FOR THE YEAR ENDED                             DOLLAR
DECEMBER 31, 1996                 SHARES       AMOUNT
------------------------------
Shares sold...................   4,026,810  $102,339,591
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     272,693     6,464,456
                                ----------  ------------
Total issued..................   4,299,503   108,804,047
Shares redeemed...............  (3,294,306)  (83,732,687)
                                ----------  ------------
Net increase (decrease).......   1,005,197  $ 25,071,360
                                ----------  ------------
                                ----------  ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

                                INTERMEDIATE   LONG TERM
                                 GOVERNMENT    CORPORATE       MONEY         MULTIPLE       NATURAL
                                    BOND          BOND        RESERVE        STRATEGY      RESOURCES
                                 PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
-----------------------------------------------------------------------------------------------------
Appreciated securities........  $  5,519,428  $  3,386,063  $     53,409  $  186,037,091  $ 2,715,802
Depreciated securities........    (1,266,478)     (793,974)      (45,452)    (36,081,433)  (4,641,366)
                                ------------  ------------  ------------  --------------  -----------
Net unrealized appreciation
  (depreciation)..............  $  4,252,950  $  2,592,089  $      7,957  $  149,955,658  $(1,925,564)
                                ------------  ------------  ------------  --------------  -----------
                                ------------  ------------  ------------  --------------  -----------
Cost for Federal income tax
  purposes....................  $215,660,483  $120,121,067  $531,749,893  $1,172,709,814  $19,097,701
                                ------------  ------------  ------------  --------------  -----------
                                ------------  ------------  ------------  --------------  -----------
Net realized and unrealized gains (losses) as of December 31, 1997 were as follows:

                                INTERMEDIATE GOVERNMENT    LONG TERM CORPORATE        MONEY RESERVE
                                     BOND PORTFOLIO           BOND PORTFOLIO            PORTFOLIO
                                ------------------------  ----------------------  ----------------------
                                 REALIZED    UNREALIZED   REALIZED   UNREALIZED    REALIZED   UNREALIZED
                                   GAINS        GAINS       GAINS       GAINS       GAINS       GAINS
--------------------------------------------------------------------------------------------------------
Long-term securities..........  $ 1,693,013  $4,252,950   $ 280,864  $2,592,089          --         --
Short-term securities.........           --          --          --          --   $  25,403   $  9,532
Forward foreign exchange
  contracts...................           --          --          --          --          --         --
Foreign currency
  transactions................           --          --          --          --          --         --
                                -----------  -----------  ---------  -----------  ----------  ----------
Total.........................  $ 1,693,013  $4,252,950   $ 280,864  $2,592,089   $  25,403   $  9,532
                                -----------  -----------  ---------  -----------  ----------  ----------
                                -----------  -----------  ---------  -----------  ----------  ----------


                                 MULTIPLE STRATEGY PORTFOLIO       NATURAL RESOURCES PORTFOLIO
                                ------------------------------    ------------------------------
                                  REALIZED        UNREALIZED        REALIZED
                                    GAINS            GAINS            GAINS         UNREALIZED
                                  (LOSSES)         (LOSSES)         (LOSSES)          LOSSES
------------------------------
Long-term securities..........   $140,366,273     $150,859,250     $  1,508,765      $(1,872,354)
Short-term securities.........          2,372               --                8               --
Forward foreign exchange
  contracts...................     10,586,086          (35,645)
Foreign currency
  transactions................     (6,240,934)         (35,272)          (6,614)            (351)
                                -------------    -------------    -------------    -------------
Total.........................   $144,713,797     $150,788,333     $  1,502,159      $(1,872,705)
                                -------------    -------------    -------------    -------------
                                -------------    -------------    -------------    -------------
4. CAPITAL SHARE TRANSACTIONS:
Transactions in capital shares were as follows:

                                                          INTERMEDIATE GOVERNMENT   LONG TERM CORPORATE BOND
                                  HIGH YIELD PORTFOLIO         BOND PORTFOLIO              PORTFOLIO
                                ------------------------  ------------------------  ------------------------
FOR THE YEAR ENDED                             DOLLAR                    DOLLAR                    DOLLAR
DECEMBER 31, 1997                 SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold...................   9,413,507  $ 86,287,875   1,009,170  $ 11,017,560   1,068,327  $ 12,304,021
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........   1,394,196    12,749,959   1,343,712    14,518,659     705,889     8,076,935
                                ----------  ------------  ----------  ------------  ----------  ------------
Total issued..................  10,807,703    99,037,834   2,352,882    25,536,219   1,774,216    20,380,956
Shares redeemed...............  (8,676,667)  (79,991,593) (2,601,561)  (28,166,193) (1,365,149)  (15,656,456)
                                ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......   2,131,036  $ 19,046,241    (248,679) $ (2,629,974)    409,067  $  4,724,500
                                ----------  ------------  ----------  ------------  ----------  ------------
                                ----------  ------------  ----------  ------------  ----------  ------------

                                                                       MULTIPLE STRATEGY               NATURAL RESOURCES
                                   MONEY RESERVE PORTFOLIO                  PORTFOLIO                       PORTFOLIO
                                ------------------------------  ------------------------------  ------------------------------
FOR THE YEAR ENDED                                  DOLLAR                          DOLLAR                          DOLLAR
DECEMBER 31, 1997                  SHARES           AMOUNT         SHARES           AMOUNT         SHARES           AMOUNT
------------------------------
Shares sold...................    233,564,379    $ 233,564,379        812,025    $  14,159,217        808,890    $   7,579,209
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........     28,853,463       28,853,463      5,378,611       84,928,257         20,775          188,225
                                -------------    -------------  -------------    -------------  -------------    -------------
Total issued..................    262,417,842      262,417,842      6,190,636       99,087,474        829,665        7,767,434
Shares redeemed...............   (294,429,809)    (294,429,809)    (6,793,644)    (120,692,601)    (1,415,905)     (13,152,187)
                                -------------    -------------  -------------    -------------  -------------    -------------
Net increase (decrease).......    (32,011,967)   $ (32,011,967)      (603,008)   $ (21,605,127)      (586,240)   $  (5,384,753)
                                -------------    -------------  -------------    -------------  -------------    -------------
                                -------------    -------------  -------------    -------------  -------------    -------------

                                                          INTERMEDIATE GOVERNMENT   LONG TERM CORPORATE BOND
                                  HIGH YIELD PORTFOLIO         BOND PORTFOLIO              PORTFOLIO
                                ------------------------  ------------------------  ------------------------
FOR THE YEAR ENDED                             DOLLAR                    DOLLAR                    DOLLAR
DECEMBER 31, 1996                 SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold...................   6,533,467  $ 58,786,187   1,107,678  $ 12,231,009     801,725  $  9,239,683
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........   1,207,222    10,832,795   1,428,977    15,606,904     719,303     8,263,502
                                ----------  ------------  ----------  ------------  ----------  ------------
Total issued..................   7,740,689    69,618,982   2,536,655    27,837,913   1,521,028    17,503,185
Shares redeemed...............  (6,167,098)  (55,669,091) (3,214,088)  (35,028,398) (1,689,020)  (19,354,948)
                                ----------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......   1,573,591  $ 13,949,891    (677,433) $ (7,190,485)   (167,992) $ (1,851,763)
                                ----------  ------------  ----------  ------------  ----------  ------------
                                ----------  ------------  ----------  ------------  ----------  ------------

                                                               MULTIPLE STRATEGY         NATURAL RESOURCES
                                 MONEY RESERVE PORTFOLIO           PORTFOLIO                  PORTFOLIO
                                --------------------------  ------------------------  ------------------------
FOR THE YEAR ENDED                               DOLLAR                    DOLLAR                    DOLLAR
DECEMBER 31, 1996                  SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
------------------------------
Shares sold...................   196,701,637  $196,701,637     604,939  $  9,547,441   1,934,193  $ 16,931,833
Shares issued to shareholders
  in reinvestment of dividends
  and distributions...........    29,159,633    29,159,633  10,145,152   155,352,829      52,331       441,716
                                ------------  ------------  ----------  ------------  ----------  ------------
Total issued..................   225,861,270   225,861,270  10,750,091   164,900,270   1,986,524    17,373,549
Shares redeemed...............  (236,339,489) (236,339,489) (7,880,674) (125,360,857) (1,838,510)  (16,061,357)
                                ------------  ------------  ----------  ------------  ----------  ------------
Net increase (decrease).......   (10,478,219) $(10,478,219)  2,869,417  $ 39,539,413     148,014  $  1,312,192
                                ------------  ------------  ----------  ------------  ----------  ------------
                                ------------  ------------  ----------  ------------  ----------  ------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Notes to Financial Statements  (Concluded)
--------------------------------------------------------------------------------

5. CAPITAL LOSS CARRYFORWARDS:

At December 31, 1997, the Fund had capital loss carryforwards of approximately $3,599,000 in the High Yield Portfolio, of which $3,019,000 expires in 1998, $349,000 expires in 1999 and $231,000 expires in 2005; $9,030,000 in the
Intermediate Government Bond Portfolio, of which $6,120,000 expires in 2002, $1,088,000 expires in 2003, $1,822,000 expires in 2004; $1,640,000 in the Long
Term Corporate Bond Portfolio, all of which expires in 2002; $1,638,000 in the Natural Resources Portfolio, of which $1,187,000 expires in 1998, $155,000 expires in 1999, and $296,000 expires in 2000. These amounts will be available to offset like amounts of any future taxable capital gains. Expired capital loss carryforward in the amount of $321,547 in the Natural Resources Portfolio has been reclassified to paid-in capital in excess of par.

6. COMMITMENTS:

At December 31, 1997, the Natural Resources Portfolio had entered into forward foreign exchange contracts under which it agreed to sell various foreign currencies with values of approximately $35,000.

7. LOANED SECURITIES:

At December 31, 1997, the Intermediate Government Bond Portfolio held US Treasury Notes having an aggregate value of approximately $3,200,000 as collateral for portfolio securities loaned having a market value of approximately $3,083,000; the Long Term Corporate Bond Portfolio held US Treasury Notes having an aggregate value of approximately $4,984,375 as collateral for portfolio securities loaned having a market value of approximately $4,834,000; the Multiple Strategy Portfolio held US Treasury Notes having an aggregate value of approximately $8,429,000 as collateral for portfolio securities loaned having a market value of approximately $8,392,000.

8. SUBSEQUENT EVENTS:

On January 2, 1998, the Board of Directors declared dividends and distributions per share payable on January 2, 1998 and January 9, 1998 to shareholders of record as of December 31, 1997 as follows:

                                                    ORDINARY     LONG-TERM
                                                     INCOME    CAPITAL GAINS
----------------------------------------------------------------------------
PORTFOLIO
Balanced..........................................  $ .656062  $    .865601
Capital Stock.....................................    .764485      2.641432
Global Strategy...................................   1.462785      1.375290
Growth Stock......................................   3.057979      3.254312
High Yield........................................    .079026            --
Intermediate Government Bond......................    .064093            --
Long Term Corporate Bond..........................    .076353            --
Multiple Strategy.................................   1.164900      1.415757
Natural Resources.................................    .183696            --

----------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Independent Auditors' Report
--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
Merrill Lynch Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Balanced, Capital Stock, Global Strategy, Growth Stock, High Yield, Intermediate Government Bond, Long Term Corporate Bond, Money Reserve, Multiple Strategy, and Natural Resources Portfolios of Merrill Lynch Series Fund, Inc. as of December 31, 1997, the related statements of operations for the year then ended, and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of the Balanced, Capital Stock, Global Strategy, Growth Stock, High Yield, Intermediate Government Bond, Long Term Corporate Bond, Money Reserve, Multiple Strategy, and Natural Resources Portfolios of Merrill Lynch Series Fund, Inc. as of December 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 20, 1998

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

REPORT OF INDEPENDENT ACCOUNTANTS



The Sponsor, Trustee and Holders
  of The Merrill Lynch Fund of Stripped ("Zero")
  U.S. Treasury Securities, Series A (2003 Trust),
  Series B (2001 and 2005 Trusts), Series C (2006 Trust),
  Series D (2007 Trust), Series E (1998 and
  2008 Trusts), Series F (1999 and 2009 Trusts),
  Series G (2000 and 2010 Trusts), Series H (2011 Trust),
  Series I (2002 Trust), Series J (2013 Trust) and
  Series K (2004 and 2014 Trusts) (the Funds):

We have audited the accompanying statements of condition of the Funds, including the portfolios, as of December 31, 1997 and the related statements of operations and of changes in net assets for the years ended December 31, 1997, 1996 and 1995. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at December 31, 1997, as shown in such portfolios, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Funds at December 31, 1997 and the results of their operations and changes in their net assets for the above-stated years in conformity with generally accepted accounting principles.




DELOITTE & TOUCHE LLP

New York, N.Y.
January 30, 1998

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES A

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1997

                                                                2003 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) . . . . . . . . . . . . . . .    $47,838,514
  Other. . . . . . . . . . . . . . . . . . . . . . . . . . .         81,532
                                                                -----------
            Total trust property . . . . . . . . . . . . . .     47,920,046

LESS LIABILITY - Other . . . . . . . . . . . . . . . . . . .          4,484
                                                                -----------

NET ASSETS (Note 2). . . . . . . . . . . . . . . . . . . . .    $47,915,562
                                                                -----------
                                                                -----------

UNITS OUTSTANDING. . . . . . . . . . . . . . . . . . . . . .     65,677,446
                                                                -----------
                                                                -----------

UNIT VALUE . . . . . . . . . . . . . . . . . . . . . . . . .    $    .72956
                                                                -----------
                                                                -----------



                         See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES A

STATEMENTS OF OPERATIONS



                                                                                2003 TRUST
                                                                         YEARS ENDED DECEMBER 31,
                                                                     1997            1996          1995
INVESTMENT INCOME:
  Interest income. . . . . . . . . . . . . . . . . . . . . .     $   24,902     $   27,183    $    29,639
  Accretion of original issue
    discount . . . . . . . . . . . . . . . . . . . . . . . .      3,628,183      3,638,172      3,641,500
  Trustee's fees and expenses. . . . . . . . . . . . . . . .        (16,828)       (18,146)       (19,424)
                                                                 ----------     ----------    -----------

  Net investment income. . . . . . . . . . . . . . . . . . .      3,636,257      3,647,209      3,651,715
                                                                 ----------     ----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on securities sold . . . . . . . . . . . . .        818,013        828,620        892,759
  Unrealized appreciation (depreciation) of
    investments. . . . . . . . . . . . . . . . . . . . . . .         31,844     (4,351,762)     7,537,583
                                                                 ----------     ----------    -----------

  Realized and unrealized gain (loss) on
    investments. . . . . . . . . . . . . . . . . . . . . . .        849,857     (3,523,142)     8,430,342
                                                                 ----------     ----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS. . . . . . . . . . . . . . . . .     $4,486,114     $  124,067    $12,082,057
                                                                 ----------     ----------    -----------
                                                                 ----------     ----------    -----------


                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES A

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              2003 TRUST
                                                                        YEARS ENDED DECEMBER 31,
                                                                    1997          1996           1995
OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . . . .    $ 3,636,257    $ 3,647,209    $ 3,651,715
  Realized gain on securities sold . . . . . . . . . . . . .        818,013        828,620        892,759
  Unrealized appreciation (depreciation) of
    investments. . . . . . . . . . . . . . . . . . . . . . .         31,844     (4,351,762)     7,537,583
                                                                -----------    -----------    -----------
  Net increase (decrease) in net assets
    resulting from operations. . . . . . . . . . . . . . . .      4,486,114        124,067     12,082,057
                                                                -----------    -----------    -----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units . . . . . . . . . . . . . . .        199,957        213,357        888,564
  Redemptions of units . . . . . . . . . . . . . . . . . . .     (5,561,092)    (4,579,226)    (4,430,713)
                                                                -----------    -----------    -----------

  Net capital share transactions . . . . . . . . . . . . . .     (5,361,135)    (4,365,869)    (3,542,149)
                                                                -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . .       (875,021)    (4,241,802)     8,539,908

NET ASSETS, BEGINNING OF YEAR. . . . . . . . . . . . . . . .     48,790,583     53,032,385     44,492,477
                                                                -----------    -----------    -----------

NET ASSETS, END OF YEAR. . . . . . . . . . . . . . . . . . .    $47,915,562    $48,790,583    $53,032,385
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------

UNIT VALUE, END OF YEAR. . . . . . . . . . . . . . . . . . .        $.72956        $.66428        $.66107
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------

UNITS OUTSTANDING, END OF YEAR . . . . . . . . . . . . . . .     65,677,446     73,448,689     80,221,626
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------


                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF CONDITION
AS OF DECEMBER 31, 1997



                                                                2001 TRUST     2005 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) . . . . . . . . . . . . . . .    $48,381,296    $22,344,719
  Other. . . . . . . . . . . . . . . . . . . . . . . . . . .         68,218         22,001
                                                                -----------    -----------

           Total trust property. . . . . . . . . . . . . . .     48,449,514     22,366,720

LESS LIABILITY - Other . . . . . . . . . . . . . . . . . . .          4,189            883
                                                                -----------    -----------

NET ASSETS (Note 2). . . . . . . . . . . . . . . . . . . . .    $48,445,325    $22,365,837
                                                                -----------    -----------
                                                                -----------    -----------

UNITS OUTSTANDING. . . . . . . . . . . . . . . . . . . . . .     57,433,435     33,242,884
                                                                -----------    -----------
                                                                -----------    -----------

UNIT VALUE . . . . . . . . . . . . . . . . . . . . . . . . .        $.84350        $.67280
                                                                -----------    -----------
                                                                -----------    -----------


                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF OPERATIONS



                                                                                2001 TRUST
                                                                         YEARS ENDED  DECEMBER 31,
                                                                      1997          1996           1995
INVESTMENT INCOME:
  Interest income. . . . . . . . . . . . . . . . . . . . . .     $   21,215     $   23,315     $   25,558
  Accretion of original issue discount . . . . . . . . . . .      3,964,020      4,052,834      4,070,813
  Trustee's fees and expenses. . . . . . . . . . . . . . . .        (15,315)       (16,333)       (17,357)
                                                                 ----------     ----------     ----------

  Net investment income. . . . . . . . . . . . . . . . . . .      3,969,920      4,059,816      4,079,014
                                                                 ----------     ----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold . . . . . . . . . . . . .        444,680        729,602        720,572
  Unrealized appreciation (depreciation) of
    investments. . . . . . . . . . . . . . . . . . . . . . .       (876,128)    (3,688,347)     5,161,047
                                                                 ----------     ----------     ----------

  Realized and unrealized gain (loss) on
    investments. . . . . . . . . . . . . . . . . . . . . . .       (431,448)    (2,958,745)     5,881,619
                                                                 ----------     ----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . .     $3,538,472     $1,101,071     $9,960,633
                                                                 ----------     ----------     ----------
                                                                 ----------     ----------     ----------


                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF OPERATIONS



                                                                               2005 TRUST
                                                                        YEARS ENDED  DECEMBER 31,
                                                                     1997          1996            1995
INVESTMENT INCOME:
  Interest income. . . . . . . . . . . . . . . . . . . . . .     $   12,069     $   12,909     $   12,677
  Accretion of original issue discount . . . . . . . . . . .      1,503,945      1,507,646      1,371,217
  Trustee's fees and expenses. . . . . . . . . . . . . . . .        (10,338)       (10,945)       (10,695)
                                                                 ----------     ----------     ----------

  Net investment income. . . . . . . . . . . . . . . . . . .      1,505,676      1,509,610      1,373,199
                                                                 ----------     ----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold . . . . . . . . . . . . .        202,442        239,717        369,384
  Unrealized appreciation (depreciation) of
    investments. . . . . . . . . . . . . . . . . . . . . . .        648,748     (1,944,792)     3,590,504
                                                                 ----------     ----------     ----------

  Realized and unrealized gain (loss) on
    investments. . . . . . . . . . . . . . . . . . . . . . .        851,190     (1,705,075)     3,959,888
                                                                 ----------     ----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . .     $2,356,866     $ (195,465)    $5,333,087
                                                                 ----------     ----------     ----------
                                                                 ----------     ----------     ----------


                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                  2001 TRUST
                                                                            YEARS ENDED  DECEMBER 31,
                                                                     1997           1996          1995
OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . . . .    $ 3,969,920   $  4,059,816    $ 4,079,014
  Realized gain on securities sold . . . . . . . . . . . . .        444,680        729,602        720,572
  Unrealized appreciation (depreciation)
    of investments . . . . . . . . . . . . . . . . . . . . .       (876,128)    (3,688,347)     5,161,047
                                                                -----------   ------------    -----------

  Net increase (decrease)in net assets
    resulting from operations. . . . . . . . . . . . . . . .      3,538,472      1,101,071      9,960,633
                                                                -----------   ------------    -----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units . . . . . . . . . . . . . . .        397,111        809,728      2,517,687
  Redemptions of units . . . . . . . . . . . . . . . . . . .     (4,861,241)    (6,094,730)    (5,433,756)
                                                                -----------   ------------    -----------

  Net capital share transactions . . . . . . . . . . . . . .     (4,464,130)    (5,285,002)    (2,916,069)
                                                                -----------   ------------    -----------

NET INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . .       (925,658)    (4,183,931)     7,044,564

NET ASSETS, BEGINNING OF YEAR  . . . . . . . . . . . . . . .     49,370,983     53,554,914     46,510,350
                                                                -----------   ------------    -----------

NET ASSETS, END OF YEAR  . . . . . . . . . . . . . . . . . .    $48,445,325    $49,370,983    $53,554,914
                                                                -----------   ------------    -----------
                                                                -----------   ------------    -----------

UNIT VALUE, END OF YEAR  . . . . . . . . . . . . . . . . . .        $.84350        $.78459        $.76655
                                                                -----------   ------------    -----------
                                                                -----------   ------------    -----------

UNITS OUTSTANDING, END OF YEAR . . . . . . . . . . . . . . .     57,433,435     62,925,765     69,865,193
                                                                -----------   ------------    -----------
                                                                -----------   ------------    -----------


                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES B

STATEMENTS OF CHANGES IN NET ASSETS



                                                                                2005 TRUST
                                                                          YEARS ENDED  DECEMBER 31,
                                                                      1997         1996            1995
OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . . . .    $ 1,505,676    $ 1,509,610    $ 1,373,199
  Realized gain on securities sold . . . . . . . . . . . . .        202,442        239,717        369,384
  Unrealized appreciation (depreciation)
    of investments . . . . . . . . . . . . . . . . . . . . .        648,748     (1,944,792)     3,590,504
                                                                -----------   ------------    -----------

  Net increase (decrease) in net assets
    resulting from operations. . . . . . . . . . . . . . . .      2,356,866       (195,465)     5,333,087
                                                                -----------   ------------    -----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units . . . . . . . . . . . . . . .        743,426      1,171,904      2,186,036
  Redemptions of units . . . . . . . . . . . . . . . . . . .     (1,854,199)    (2,282,137)    (1,986,425)
                                                                -----------   ------------    -----------

  Net capital share transactions . . . . . . . . . . . . . .     (1,110,773)    (1,110,233)       199,611
                                                                -----------   ------------    -----------

NET INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . .      1,246,093     (1,305,698)     5,532,698

NET ASSETS, BEGINNING OF YEAR  . . . . . . . . . . . . . . .     21,119,744     22,425,442     16,892,744
                                                                -----------   ------------    -----------

NET ASSETS, END OF YEAR  . . . . . . . . . . . . . . . . . .    $22,365,837    $21,119,744    $22,425,442
                                                                -----------   ------------    -----------
                                                                -----------   ------------    -----------

UNIT VALUE, END OF YEAR  . . . . . . . . . . . . . . . . . .        $.67280        $.60348        $.60745
                                                                -----------   ------------    -----------
                                                                -----------   ------------    -----------

UNITS OUTSTANDING, END OF YEAR . . . . . . . . . . . . . . .     33,242,884     34,996,785     36,917,304
                                                                -----------   ------------    -----------
                                                                -----------   ------------    -----------


                            See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES C

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1997



                                                                 2006 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) . . . . . . . . . . . . . . .     $7,236,421
  Other. . . . . . . . . . . . . . . . . . . . . . . . . . .          8,464
                                                                 ----------
           Total trust property. . . . . . . . . . . . . . .      7,244,885

LESS LIABILITY - Other . . . . . . . . . . . . . . . . . . .          6,302
                                                                 ----------

NET ASSETS (Note 2). . . . . . . . . . . . . . . . . . . . .     $7,238,583
                                                                 ----------
                                                                 ----------

UNITS OUTSTANDING. . . . . . . . . . . . . . . . . . . . . .     11,228,372
                                                                 ----------
                                                                 ----------

UNIT VALUE . . . . . . . . . . . . . . . . . . . . . . . . .        $.64467
                                                                 ----------
                                                                 ----------


                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES C

STATEMENTS OF OPERATIONS


                                                                              2006 TRUST
                                                                        YEARS ENDED DECEMBER 31,
                                                                   1997           1996            1995
INVESTMENT INCOME:
  Interest income. . . . . . . . . . . . . . . . . . . . . .    $     3,792    $     4,065     $    2,699
  Accretion of original issue discount . . . . . . . . . . .        485,166        467,093        310,893
  Trustee's fees and expenses. . . . . . . . . . . . . . . .         (3,683)        (3,738)        (2,697)
                                                                -----------    -----------     ----------

  Net investment income. . . . . . . . . . . . . . . . . . .        485,275        467,420        310,895
                                                                -----------    -----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on securities sold . . . . . . . . . . . . .        406,791         78,989        205,530
  Unrealized appreciation (depreciation)
    of investments . . . . . . . . . . . . . . . . . . . . .        152,479       (488,521)       776,125
                                                                -----------    -----------     ----------

  Realized and unrealized gain (loss) on
    investments. . . . . . . . . . . . . . . . . . . . . . .        559,270       (409,532)       981,655
                                                                -----------    -----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . .    $ 1,044,545    $    57,888     $1,292,550
                                                                -----------    -----------     ----------
                                                                -----------    -----------     ----------



                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES C

STATEMENTS OF CHANGES IN NET ASSETS


                                                                              2006 TRUST
                                                                        YEARS ENDED DECEMBER 31,
                                                                   1997           1996            1995
OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . . . .    $   485,275    $   467,420     $  310,895
  Realized gain on securities sold . . . . . . . . . . . . .        406,791         78,989        205,530
  Unrealized appreciation (depreciation)
    of investments . . . . . . . . . . . . . . . . . . . . .        152,479       (488,521)       776,125
                                                                -----------    -----------     ----------

  Net increase (decrease) in net assets
    resulting from operations. . . . . . . . . . . . . . . .      1,044,545         57,888      1,292,550
                                                                -----------    -----------     ----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units . . . . . . . . . . . . . . .        245,845      2,799,053        926,723
  Redemptions of units . . . . . . . . . . . . . . . . . . .     (1,459,989)      (582,696)    (1,012,052)
                                                                -----------    -----------     ----------

  Net capital share transactions . . . . . . . . . . . . . .     (1,214,144)     2,216,357        (85,329)
                                                                -----------    -----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . .       (169,599)     2,274,245      1,207,221

NET ASSETS, BEGINNING OF YEAR. . . . . . . . . . . . . . . .      7,408,182      5,133,937      3,926,716
                                                                -----------    -----------     ----------

NET ASSETS, END OF YEAR. . . . . . . . . . . . . . . . . . .    $ 7,238,583    $ 7,408,182     $5,133,937
                                                                -----------    -----------     ----------
                                                                -----------    -----------     ----------

UNIT VALUE, END OF YEAR. . . . . . . . . . . . . . . . . . .    $    .64467    $    .57315     $   .58026
                                                                -----------    -----------     ----------
                                                                -----------    -----------     ----------

UNITS OUTSTANDING, END OF YEAR . . . . . . . . . . . . . . .     11,228,372     12,925,437      8,847,662
                                                                -----------    -----------     ----------
                                                                -----------    -----------     ----------



                           See notes to financial statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES D

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1997


                                                                2007 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) . . . . . . . . . . . . . . .    $13,173,554
  Other. . . . . . . . . . . . . . . . . . . . . . . . . . .          2,926
                                                                -----------

            Total trust property . . . . . . . . . . . . . .     13,176,480

LESS LIABILITY - Other . . . . . . . . . . . . . . . . . . .          1,469
                                                                -----------

NET ASSETS (Note 2). . . . . . . . . . . . . . . . . . . . .    $13,175,011
                                                                -----------
                                                                -----------

UNITS OUTSTANDING. . . . . . . . . . . . . . . . . . . . . .     21,784,452
                                                                -----------
                                                                -----------

UNIT VALUE . . . . . . . . . . . . . . . . . . . . . . . . .        $.60479
                                                                    -------
                                                                    -------



                           See notes to financial statements.

 THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES D

STATEMENTS OF OPERATIONS


                                                                              2007 TRUST
                                                                        YEARS ENDED DECEMBER 31
                                                                   1997           1996            1995
INVESTMENT INCOME:
  Interest income. . . . . . . . . . . . . . . . . . . . . .    $     7,314    $     6,683     $    7,248
  Accretion of original issue discount . . . . . . . . . . .        826,932        701,298        720,342
  Trustee's fees and expenses. . . . . . . . . . . . . . . .         (7,325)        (6,675)        (7,196)
                                                                -----------    -----------     ----------

  Net investment income. . . . . . . . . . . . . . . . . . .        826,921        701,306        720,394
                                                                -----------    -----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on securities sold . . . . . . . . . . . . .         59,353        137,187        362,903
  Unrealized appreciation (depreciation) of
    investments. . . . . . . . . . . . . . . . . . . . . . .        674,748     (1,039,668)     1,999,314
                                                                -----------    -----------     ----------

  Realized and unrealized gain (loss) on
    investments. . . . . . . . . . . . . . . . . . . . . . .        734,101       (902,481)     2,362,217
                                                                -----------    -----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . .    $ 1,561,022    $  (201,175)    $3,082,611
                                                                -----------    -----------     ----------
                                                                -----------    -----------     ----------



                           See notes to financial statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES D

STATEMENTS OF CHANGES IN NET ASSETS


                                                                              2007 TRUST
                                                                        YEARS ENDED DECEMBER 31
                                                                   1997           1996            1995
OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . . . .    $   826,921    $   701,306    $   720,394
  Realized gain on securities sold . . . . . . . . . . . . .         59,353        137,187        362,903
  Unrealized appreciation (depreciation)
    of investments . . . . . . . . . . . . . . . . . . . . .        674,748     (1,039,668)     1,999,314
                                                                -----------    -----------     ----------

  Net increase (decrease)in  net assets
    resulting from operations. . . . . . . . . . . . . . . .      1,561,022       (201,175)     3,082,611
                                                                -----------    -----------     ----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units . . . . . . . . . . . . . . .      1,541,671        198,530        686,393
  Redemptions of units . . . . . . . . . . . . . . . . . . .       (300,187)      (557,763)    (1,785,206)
                                                                -----------    -----------     ----------

  Net capital share transactions . . . . . . . . . . . . . .     1,241,484        (359,233)    (1,098,813)
                                                                -----------    -----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . .      2,802,506       (560,408)     1,983,798

NET ASSETS, BEGINNING OF YEAR. . . . . . . . . . . . . . . .     10,372,505     10,932,913      8,949,115
                                                                -----------    -----------     ----------

NET ASSETS, END OF YEAR. . . . . . . . . . . . . . . . . . .    $13,175,011    $10,372,505    $10,932,913
                                                                -----------    -----------     ----------
                                                                -----------    -----------     ----------

UNIT VALUE, END OF YEAR. . . . . . . . . . . . . . . . . . .    $    .60479    $    .53353     $   .54388
                                                                -----------    -----------     ----------
                                                                -----------    -----------     ----------

UNITS OUTSTANDING, END OF YEAR . . . . . . . . . . . . . . .     21,784,452     19,441,293     20,101,562
                                                                -----------    -----------     ----------
                                                                -----------    -----------     ----------



                           See notes to financial statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES E

STATEMENTS OF CONDITION
AS OF DECEMBER 31, 1997


                                                                1998 TRUST     2008 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1)                                  $49,390,765    $22,787,050
  Receivable from securities sold. . . . . . . . . . . . . .        230,387
  Other. . . . . . . . . . . . . . . . . . . . . . . . . . .         53,104         31,953
                                                                -----------    -----------

            Total trust property . . . . . . . . . . . . . .     49,674,256     22,819,003

LESS LIABILITY - Other . . . . . . . . . . . . . . . . . . .        234,797          9,547
                                                                -----------    -----------

NET ASSETS (Note 2). . . . . . . . . . . . . . . . . . . . .    $49,439,459    $22,809,456
                                                                -----------    -----------
                                                                -----------    -----------

UNITS OUTSTANDING. . . . . . . . . . . . . . . . . . . . . .     49,683,455     40,840,808
                                                                -----------    -----------
                                                                -----------    -----------

UNIT VALUE                                                      $    .99509    $    .55850
                                                                -----------    -----------
                                                                -----------    -----------



                           See notes to financial statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES E

STATEMENTS OF OPERATIONS


                                                                              1998 TRUST
                                                                        YEARS ENDED DECEMBER 31
                                                                   1997           1996            1995
INVESTMENT INCOME:
  Interest income. . . . . . . . . . . . . . . . . . . . . .    $    19,303    $    21,336    $    22,690
  Accretion of original issue
    discount . . . . . . . . . . . . . . . . . . . . . . . .      4,319,398      4,427,863      4,345,788
  Trustee's fees and expenses. . . . . . . . . . . . . . .          (14,126)       (15,090)       (15,955)
                                                                -----------    -----------     ----------

  Net investment income. . . . . . . . . . . . . . . . . . .      4,324,575      4,434,109      4,352,523
                                                                -----------    -----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on securities sold . . . . . . . . . . . . .         31,209        503,344        173,871
  Unrealized appreciation (deprecia-
    tion) of investments . . . . . . . . . . . . . . . . . .     (1,425,066)    (2,106,443)     2,540,891
                                                                -----------    -----------     ----------

  Realized and unrealized gain (loss)
    on investments . . . . . . . . . . . . . . . . . . . . .     (1,393,857)    (1,603,099)     2,714,762
                                                                -----------    -----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS. . . . . . . . . . . . . . . . .    $ 2,930,718    $ 2,831,010    $ 7,067,285
                                                                -----------    -----------     ----------
                                                                -----------    -----------     ----------



                           See notes to financial statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES E

STATEMENTS OF OPERATIONS


                                                                              2008 TRUST
                                                                        YEARS ENDED DECEMBER 31
                                                                   1997           1996            1995
INVESTMENT INCOME
  Interest income. . . . . . . . . . . . . . . . . . . . . .    $    15,421    $    17,094     $   18,790
  Accretion of original issue
    discount . . . . . . . . . . . . . . . . . . . . . . . .      1,504,333      1,566,068      1,565,747
  Trustee's fees and expenses. . . . . . . . . . . . . . . .        (11,957)       (12,920)       (13,855)
                                                                -----------    -----------     ----------

  Net investment income. . . . . . . . . . . . . . . . . . .      1,507,797      1,570,242      1,570,682
                                                                -----------    -----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain on securities sold . . . . . . . . . . . . .        288,696        535,460        241,098
  Unrealized appreciation (deprecia-
    tion) of investments . . . . . . . . . . . . . . . . . .      1,163,882     (2,866,638)     5,452,882
                                                                -----------    -----------     ----------

  Realized and unrealized gain (loss)
    on investments . . . . . . . . . . . . . . . . . . . . .      1,452,578     (2,331,178)     5,693,980
                                                                -----------    -----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS. . . . . . . . . . . . . . . . .    $ 2,960,375    $  (760,936)    $7,264,662
                                                                -----------    -----------     ----------
                                                                -----------    -----------     ----------



                           See notes to financial statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES E

STATEMENTS OF CHANGES IN NET ASSETS


                                                                              1998 TRUST
                                                                        YEARS ENDED DECEMBER 31
                                                                   1997           1996            1995
OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . . . .    $ 4,324,575    $ 4,434,109    $ 4,352,523
  Realized gain on securities sold . . . . . . . . . . . . .         31,209        503,344        173,871
  Unrealized appreciation (depreciation) of
    investments. . . . . . . . . . . . . . . . . . . . . . .     (1,425,066)    (2,106,443)     2,540,891
                                                                -----------    -----------     ----------

  Net increase (decrease) in net assets
    resulting from operations. . . . . . . . . . . . . . . .      2,930,718      2,831,010      7,067,285
                                                                -----------    -----------     ----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional Units . . . . . . . . . . . . . . .      2,187,198        824,672      2,497,100
  Redemptions of Units . . . . . . . . . . . . . . . . . . .    (10,151,402)    (6,238,529)    (3,371,785)
                                                                -----------    -----------     ----------

  Net capital share transactions . . . . . . . . . . . . . .     (7,964,204)    (5,413,857)      (874,685)
                                                                -----------    -----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . .     (5,033,486)    (2,582,847)     6,192,600

NET ASSETS, BEGINNING OF YEAR. . . . . . . . . . . . . . . .     54,472,945     57,055,792     50,863,192
                                                                -----------    -----------     ----------

NET ASSETS, END OF YEAR. . . . . . . . . . . . . . . . . . .    $49,439,459    $54,472,945    $57,055,792
                                                                -----------    -----------     ----------
                                                                -----------    -----------     ----------

UNIT VALUE, END OF YEAR. . . . . . . . . . . . . . . . . . .    $    .99509    $    .94129     $   .89873
                                                                -----------    -----------     ----------
                                                                -----------    -----------     ----------

UNITS OUTSTANDING, END OF YEAR . . . . . . . . . . . . . . .     49,683,455     57,870,323     63,485,140
                                                                -----------    -----------     ----------
                                                                -----------    -----------     ----------



                           See notes to financial statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES E

STATEMENTS OF CHANGES IN NET ASSETS


                                                                              2008 TRUST
                                                                        YEARS ENDED DECEMBER 31
                                                                   1997           1996            1995
OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . . . .    $ 1,507,797    $ 1,570,242    $ 1,570,682
  Realized gain on securities sold . . . . . . . . . . . . .        288,696        535,460        241,098
  Unrealized appreciation (depreciation) of
    investments. . . . . . . . . . . . . . . . . . . . . . .      1,163,882     (2,866,638)     5,452,882
                                                                -----------    -----------     ----------

  Net increase (decrease) in net assets
    resulting from operations. . . . . . . . . . . . . . . .      2,960,375       (760,936)     7,264,662
                                                                -----------    -----------     ----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional Units . . . . . . . . . . . . . . .                     1,102,323
  Redemptions of Units . . . . . . . . . . . . . . . . . . .     (2,064,469)    (3,669,808)    (2,030,174)
                                                                -----------    -----------     ----------

  Net capital share transactions . . . . . . . . . . . . . .     (2,064,469)    (2,567,485)    (2,030,174)
                                                                -----------    -----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . .        895,906     (3,328,421)     5,234,488

NET ASSETS, BEGINNING OF YEAR. . . . . . . . . . . . . . . .     21,913,550     25,241,971     20,007,483
                                                                -----------    -----------     ----------

NET ASSETS, END OF YEAR. . . . . . . . . . . . . . . . . . .    $22,809,456    $21,913,550    $25,241,971
                                                                -----------    -----------     ----------
                                                                -----------    -----------     ----------

UNIT VALUE, END OF YEAR. . . . . . . . . . . . . . . . . . .    $    .55850    $    .48816     $   .50066
                                                                -----------    -----------     ----------
                                                                -----------    -----------     ----------

UNITS OUTSTANDING, END OF YEAR . . . . . . . . . . . . . . .     40,840,808     44,890,165     50,417,866
                                                                -----------    -----------     ----------
                                                                -----------    -----------     ----------



                           See notes to financial statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES F

STATEMENTS OF CONDITION
AS OF DECEMBER 31, 1997


                                                       1999 TRUST     2009 TRUST
TRUST PROPERTY:
  Investment in marketable securities
          (see Portfolio and Note 1). . . . . .       $23,839,019     $9,572,208
  Other   . . . . . . . . . . . . . . . . . . .             4,627         15,249
                                                      -----------     ----------

          Total trust property. . . . . . . . .        23,843,646      9,587,457

LESS LIABILITY - Other. . . . . . . . . . . . .             2,693          7,505
                                                      -----------     ----------

NET ASSETS (Note 2) . . . . . . . . . . . . . .       $23,840,953     $9,579,952
                                                      -----------     ----------
                                                      -----------     ----------

UNITS OUTSTANDING . . . . . . . . . . . . . . .        25,369,560     18,236,148
                                                      -----------     ----------
                                                      -----------     ----------

UNIT VALUE. . . . . . . . . . . . . . . . . . .           $.93975        $.52533
                                                      -----------     ----------
                                                      -----------     ----------


                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES F

STATEMENTS OF OPERATIONS


                                                                                1999 TRUST
                                                                           YEARS ENDED DECEMBER 31
                                                                    1997           1996           1995
INVESTMENT INCOME:
  Interest income. . . . . . . . . . . . . . . . . . . . . .     $    9,282     $    9,455     $    9,808
  Accretion of original issue discount . . . . . . . . . . .      1,645,711      1,585,052      1,573,856
  Trustee's fees and expenses. . . . . . . . . . . . . . . .         (8,856)        (8,928)        (9,203)
                                                                 ----------     ----------     ----------

  Net investment income. . . . . . . . . . . . . . . . . . .      1,646,137      1,585,579      1,574,461
                                                                 ----------     ----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold . . . . . . . . . . . . .         33,432        102,339        229,711
  Unrealized appreciation (depreciation)of
    investments. . . . . . . . . . . . . . . . . . . . . . .       (233,179)      (767,906)     1,623,728
                                                                 ----------     ----------     ----------

  Realized and unrealized gain (loss) on
    investments. . . . . . . . . . . . . . . . . . . . . . .       (199,747)      (665,567)     1,853,439
                                                                 ----------     ----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . .     $1,446,390     $  920,012     $3,427,900
                                                                 ----------     ----------     ----------
                                                                 ----------     ----------     ----------

                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES F

STATEMENTS OF OPERATIONS


                                                                                2009 TRUST
                                                                           YEARS ENDED DECEMBER 31
                                                                    1997           1996           1995
INVESTMENT INCOME:
  Interest income. . . . . . . . . . . . . . . . . . . . . .     $    7,191    $     7,951     $    8,713
  Accretion of original issue discount . . . . . . . . . . .        639,710        643,976        656,077
  Trustee's fees and expenses. . . . . . . . . . . . . . . .         (7,105)        (7,936)        (8,426)
                                                                 ----------     ----------     ----------

  Net investment income. . . . . . . . . . . . . . . . . . .        639,796        643,991        656,364
                                                                 ----------     ----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold . . . . . . . . . . . . .        220,815        130,319        329,163
  Unrealized appreciation (depreciation) of
    investments. . . . . . . . . . . . . . . . . . . . . . .        471,994     (1,124,284)     2,261,855
                                                                 ----------     ----------     ----------

  Realized and unrealized gain (loss) on
    investments. . . . . . . . . . . . . . . . . . . . . . .        692,809       (993,965)     2,591,018
                                                                 ----------     ----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . .     $1,332,605    $  (349,974)    $3,247,382
                                                                 ----------     ----------     ----------
                                                                 ----------     ----------     ----------


                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES F

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                1999 TRUST
                                                                          YEARS ENDED DECEMBER 31
                                                                    1997           1996           1995
OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . . . .    $ 1,646,137    $ 1,585,579    $ 1,574,461
  Realized gain on securities sold . . . . . . . . . . . . .         33,432        102,339        229,711
  Unrealized appreciation (depreciation) of
    investments. . . . . . . . . . . . . . . . . . . . . . .       (233,179)      (767,906)     1,623,728
                                                                 ----------     ----------     ----------

  Net increase (decrease) in net assets
    resulting from operations. . . . . . . . . . . . . . . .     1,446,390         920,012      3,427,900
                                                                 ----------     ----------     ----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units . . . . . . . . . . . . . . .      1,189,918        803,103      3,923,258
  Redemptions of units . . . . . . . . . . . . . . . . . . .     (2,571,494)    (1,764,394)    (3,494,807)
                                                                 ----------     ----------     ----------

  Net capital share transactions . . . . . . . . . . . . . .     (1,381,576)      (961,291)       428,451
                                                                 ----------     ----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . .         64,814        (41,279)     3,856,351

NET ASSETS, BEGINNING OF YEAR. . . . . . . . . . . . . . . .     23,776,139     23,817,418     19,961,067
                                                                 ----------     ----------     ----------

NET ASSETS, END OF YEAR. . . . . . . . . . . . . . . . . . .    $23,840,953    $23,776,139    $23,817,418
                                                                 ----------     ----------     ----------
                                                                 ----------     ----------     ----------

UNIT VALUE, END OF YEAR. . . . . . . . . . . . . . . . . . .        $.93975        $.88498        $.85071
                                                                 ----------     ----------     ----------
                                                                 ----------     ----------     ----------

UNITS OUTSTANDING, END OF YEAR . . . . . . . . . . . . . . .     25,369,560     26,866,164     27,997,201
                                                                 ----------     ----------     ----------
                                                                 ----------     ----------     ----------


                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES F

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                2009 TRUST
                                                                          YEARS ENDED DECEMBER 31
                                                                    1997           1996           1995
OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . . . .    $   639,796    $   643,991    $   656,364
  Realized gain on securities sold . . . . . . . . . . . . .        220,815        130,319        329,163
  Unrealized appreciation (depreciation) of
    investments. . . . . . . . . . . . . . . . . . . . . . .        471,994     (1,124,284)     2,261,855
                                                                 ----------     ----------     ----------

  Net increase (decrease) in net assets
    resulting from operations. . . . . . . . . . . . . . . .      1,332,605       (349,974)     3,247,382
                                                                 ----------     ----------     ----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units . . . . . . . . . . . . . . .                       182,231        452,445
  Redemptions of units . . . . . . . . . . . . . . . . . . .     (1,170,043)      (716,485)    (1,567,198)
                                                                 ----------     ----------     ----------

  Net capital share transactions . . . . . . . . . . . . . .     (1,170,043)      (534,254)    (1,114,753)
                                                                 ----------     ----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . .        162,562       (884,228)     2,132,629

NET ASSETS, BEGINNING OF YEAR. . . . . . . . . . . . . . . .      9,417,390     10,301,618      8,168,989
                                                                 ----------     ----------     ----------

NET ASSETS, END OF YEAR. . . . . . . . . . . . . . . . . . .    $ 9,579,952    $ 9,417,390    $10,301,618
                                                                 ----------     ----------     ----------
                                                                 ----------     ----------     ----------

UNIT VALUE, END OF YEAR. . . . . . . . . . . . . . . . . . .        $.52533        $.45585        $.47078
                                                                 ----------     ----------     ----------
                                                                 ----------     ----------     ----------

UNITS OUTSTANDING, END OF YEAR . . . . . . . . . . . . . . .     18,236,148     20,659,112     21,881,931
                                                                 ----------     ----------     ----------
                                                                 ----------     ----------     ----------


                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENTS OF CONDITION
AS OF DECEMBER 31, 1997


                                                                 2000 TRUST     2010 TRUST

TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) . . . . . . . . . . . . . . .    $22,753,476    $ 8,415,050
  Other. . . . . . . . . . . . . . . . . . . . . . . . . . .          4,652          7,780
                                                                -----------    -----------

          Total trust property . . . . . . . . . . . . . . .     22,758,128      8,422,830

LESS LIABILITY - Other . . . . . . . . . . . . . . . . . . .          1,807          1,804
                                                                -----------    -----------

NET ASSETS (Note 2). . . . . . . . . . . . . . . . . . . . .    $22,756,321     $8,421,026
                                                                -----------    -----------
                                                                -----------    -----------

UNITS OUTSTANDING. . . . . . . . . . . . . . . . . . . . . .     25,575,784     17,212,004
                                                                -----------    -----------
                                                                -----------    -----------

UNIT VALUE . . . . . . . . . . . . . . . . . . . . . . . . .        $.88976        $.48925
                                                                -----------    -----------
                                                                -----------    -----------


                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENTS OF OPERATIONS


                                                                                2000 TRUST
                                                                         YEARS ENDED  DECEMBER 31,
                                                                    1997           1996           1995
INVESTMENT INCOME:
  Interest income. . . . . . . . . . . . . . . . . . . . . .     $    9,454     $    9,437     $    9,467
  Accretion of original issue discount . . . . . . . . . . .      1,610,298      1,521,693      1,427,959
  Trustee's fees and expenses. . . . . . . . . . . . . . . .         (9,020)        (9,004)        (9,230)
                                                                 ----------     ----------     ----------

  Net investment income. . . . . . . . . . . . . . . . . . .      1,610,732      1,522,126      1,428,196
                                                                 ----------     ----------     ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain (loss) on securities sold. . . . . . . . . .         97,827         54,447       (242,518)
  Unrealized appreciation (depreciation)
  of investments . . . . . . . . . . . . . . . . . . . . . .       (181,107)      (907,562)     1,912,465
                                                                 ----------     ----------     ----------

  Realized and unrealized gain (loss) on
    investments. . . . . . . . . . . . . . . . . . . . . . .        (83,280)      (853,115)     1,669,947
                                                                 ----------     ----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . .     $1,527,452     $  669,011     $3,098,143
                                                                 ----------     ----------     ----------
                                                                 ----------     ----------     ----------


See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENTS OF OPERATIONS


                                                                                2010 TRUST
                                                                        YEARS ENDED  DECEMBER 31,
                                                                    1997           1996           1995
INVESTMENT INCOME:
  Interest income. . . . . . . . . . . . . . . . . . . . . .     $    7,100     $    7,681     $    7,635
  Accretion of original issue discount . . . . . . . . . . .        634,768        604,550        608,550
  Trustee's fees and expenses. . . . . . . . . . . . . . . .         (6,969)        (7,558)        (7,603)
                                                                 ----------     ----------     ----------

  Net investment income. . . . . . . . . . . . . . . . . . .        634,899        604,673        608,582
                                                                 ----------     ----------     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on securities sold. . . . . . . . . .        192,086        413,063       (140,604)
  Unrealized appreciation (depreciation) of
    investments. . . . . . . . . . . . . . . . . . . . . . .        410,774     (1,250,513)     2,097,508
                                                                 ----------     ----------     ----------

  Realized and unrealized gain (loss)on
    investments. . . . . . . . . . . . . . . . . . . . . . .        602,860       (837,450)     1,956,904
                                                                 ----------     ----------     ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . .     $1,237,759     $ (232,777)    $2,565,486
                                                                 ----------     ----------     ----------
                                                                 ----------     ----------     ----------


                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                2000 TRUST
                                                                         YEARS ENDED  DECEMBER 31,
                                                                    1997           1996           1995

OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . . . .    $ 1,610,732     $1,522,126    $ 1,428,196
  Realized gain (loss) on securities sold. . . . . . . . . .         97,827         54,447       (242,518)
  Unrealized appreciation (depreciation)
    of investments . . . . . . . . . . . . . . . . . . . . .       (181,107)      (907,562)     1,912,465
                                                                -----------    -----------    -----------

  Net increase (decrease) in net assets
    resulting from operations. . . . . . . . . . . . . . . .      1,527,452        669,011      3,098,143
                                                                -----------    -----------    -----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units . . . . . . . . . . . . . . .      1,984,343        487,979      5,018,288
  Redemptions of units . . . . . . . . . . . . . . . . . . .     (2,875,921)    (1,346,695)    (1,639,913)
                                                                -----------    -----------    -----------

  Net capital share transactions . . . . . . . . . . . . . .       (891,578)      (858,716)     3,378,375
                                                                -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . .        635,874       (189,705)     6,476,518

NET ASSETS, BEGINNING OF YEAR  . . . . . . . . . . . . . . .     22,120,447     22,310,152     15,833,634
                                                                -----------    -----------    -----------

NET ASSETS, END OF YEAR  . . . . . . . . . . . . . . . . . .    $22,756,321    $22,120,447    $22,310,152
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------

UNIT VALUE, END OF YEAR  . . . . . . . . . . . . . . . . . .        $.88976        $.83284        $.80726
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------

UNITS OUTSTANDING, END OF YEAR . . . . . . . . . . . . . . .     25,575,784     26,560,105     27,637,020
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------


                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES G

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                2010 TRUST
                                                                         YEARS ENDED  DECEMBER 31,
                                                                    1997           1996           1995

OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . . . . .    $   634,899    $   604,673    $   608,582
  Realized gain (loss) on securities sold. . . . . . . . . .        192,086        413,063       (140,604)
  Unrealized appreciation (depreciation) of
    investments. . . . . . . . . . . . . . . . . . . . . . .        410,774     (1,250,513)     2,097,508
                                                                -----------    -----------    -----------

  Net increase (decrease) in net assets
    resulting from operations. . . . . . . . . . . . . . . .      1,237,759       (232,777)     2,565,486
                                                                -----------    -----------    -----------

CAPITAL SHARE TRANSACTIONS (Note 3):
  Issuance of additional units . . . . . . . . . . . . . . .      5,760,544      2,997,567      4,594,434
  Redemptions of units . . . . . . . . . . . . . . . . . . .     (6,927,386)    (2,968,890)    (5,495,933)
                                                                -----------    -----------    -----------

  Net capital share transactions . . . . . . . . . . . . . .     (1,166,842)        28,677       (901,499)
                                                                -----------    -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS. . . . . . . . . . . .         70,917       (204,100)     1,663,987

NET ASSETS, BEGINNING OF YEAR. . . . . . . . . . . . . . . .      8,350,109      8,554,209      6,890,222
                                                                -----------    -----------    -----------

NET ASSETS, END OF YEAR. . . . . . . . . . . . . . . . . . .     $8,421,026     $8,350,109     $8,554,209
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------

UNIT VALUE, END OF YEAR. . . . . . . . . . . . . . . . . . .        $.48925        $.42143        $.43729
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------

UNITS OUTSTANDING, END OF YEAR . . . . . . . . . . . . . . .     17,212,004     19,813,618     19,561,835
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------


                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES H

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1997


                                                       2011 TRUST

TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) . . . . . . . . . . . . $1,779,407
  Other. . . . . . . . . . . . . . . . . . . . . . . .      2,114
                                                       ----------
           Total trust property. . . . . . . . . . . .  1,781,521

LESS LIABILITY - Other . . . . . . . . . . . . . . . .        283
                                                       ----------

NET ASSETS (Note 2). . . . . . . . . . . . . . . . . . $1,781,238
                                                       ----------
                                                       ----------

UNITS OUTSTANDING. . . . . . . . . . . . . . . . . . .  3,824,917
                                                       ----------
                                                       ----------

UNIT VALUE . . . . . . . . . . . . . . . . . . . . . .    $.46569
                                                       ----------
                                                       ----------


                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES H

STATEMENTS OF OPERATIONS


                                                                            2011 TRUST
                                                                       YEARS ENDED DECEMBER 31,
                                                            1997                1996                1995

INVESTMENT INCOME:
  Interest income. . . . . . . . . . . . . . . . .      $   2,020           $   2,130            $  2,432
  Accretion of original issue discount . . . . . .        164,042             146,632             172,906
  Trustee's fees and expenses. . . . . . . . . . .         (1,943)             (2,103)             (2,339)
                                                        ---------           ---------            --------
  Net investment income. . . . . . . . . . . . . .        164,119             146,659             172,999
                                                        ---------           ---------            --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold or redeemed . .        104,640                                 136,243
  Unrealized appreciation (depreciation)
    of investments . . . . . . . . . . . . . . . .         71,464            (195,003)            534,185
                                                        ---------           ---------            --------
  Realized and unrealized gain (loss) on
   investments . . . . . . . . . . . . . . . . . .        176,104            (195,003)            670,428
                                                        ---------           ---------            --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . . . . .      $ 340,223           $ (48,344)           $843,427
                                                        ---------           ---------            --------
                                                        ---------           ---------            --------



                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES H

STATEMENTS OF CHANGES IN NET ASSETS


                                                                          2011 TRUST
                                                                   YEARS ENDED DECEMBER 31,
                                                           1997                1996                1995
OPERATIONS:
  Net investment income. . . . . . . . . . . . . .     $  164,119          $  146,659          $  172,999
  Realized gain on securities sold . . . . . . . .        104,640                                 136,243
  Unrealized appreciation (depreciation)
    of investments . . . . . . . . . . . . . . . .         71,464            (195,003)            534,185
                                                       ----------          ----------          ----------
  Net increase (decrease) in net assets
    resulting from operations. . . . . . . . . . .        340,223             (48,344)            843,427
                                                       ----------          ----------          ----------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units . . . . . . . . . .                            404,419             229,724
  Redemption of units. . . . . . . . . . . . . . .     (1,116,749)                             (1,381,820)
                                                       ----------          ----------          ----------

  Net capital share transactions . . . . . . . . .     (1,116,749)            404,419          (1,152,096)
                                                       ----------          ----------          ----------

NET INCREASE (DECREASE) IN NET ASSETS. . . . . . .       (776,526)            356,075            (308,669)

NET ASSETS, BEGINNING OF YEAR. . . . . . . . . . .      2,557,764           2,201,689           2,510,358
                                                       ----------          ----------          ----------

NET ASSETS, END OF YEAR. . . . . . . . . . . . . .     $1,781,238          $2,557,764          $2,201,689
                                                       ----------          ----------          ----------
                                                       ----------          ----------          ----------

UNIT VALUE, END OF YEAR. . . . . . . . . . . . . .        $.46569             $.39709             $.41261
                                                       ----------          ----------          ----------
                                                       ----------          ----------          ----------

UNITS OUTSTANDING, END OF YEAR . . . . . . . . . .      3,824,917           6,441,209           5,336,049
                                                       ----------          ----------          ----------
                                                       ----------          ----------          ----------



                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
U.S. TREASURY SECURITIES, SERIES I

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1997


                                                      2002 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) . . . . . . . . . .    $11,008,428
  Receivable from securities sold. . . . . . . . .        164,465
  Other. . . . . . . . . . . . . . . . . . . . . .          1,771
                                                      -----------

           Total trust property. . . . . . . . . .     11,174,664
                                                      -----------
LESS LIABILITIES:
  Redemptions payable. . . . . . . . . . . . . . .        165,696
  Other. . . . . . . . . . . . . . . . . . . . . .            422
                                                      -----------

           Total liabilities . . . . . . . . . . .        166,118
                                                      -----------

NET ASSETS (Note 2). . . . . . . . . . . . . . . .    $11,008,546
                                                      -----------
                                                      -----------

UNITS OUTSTANDING. . . . . . . . . . . . . . . . .     13,869,363
                                                      -----------
                                                      -----------

UNIT VALUE . . . . . . . . . . . . . . . . . . . .        $.79373
                                                      -----------
                                                      -----------



                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
U.S. TREASURY SECURITIES, SERIES I

STATEMENTS OF OPERATIONS


                                                                             2002 TRUST
                                                                       YEARS ENDED DECEMBER 31,
                                                           1997                 1996               1995
INVESTMENT INCOME:
  Interest income. . . . . . . . . . . . . . . . .       $  4,996            $  4,486          $    3,416
  Accretion of original issue discount . . . . . .        677,645             587,737             422,658
  Trustee's fees and expenses. . . . . . . . . . .         (4,866)             (4,567)             (3,076)
                                                         --------            --------          ----------

  Net investment income. . . . . . . . . . . . . .        677,775             587,656             422,998
                                                         --------            --------          ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold or redeemed . .         24,811              26,301
  Unrealized appreciation (depreciation) of
    investments. . . . . . . . . . . . . . . . . .        144,877            (479,823)            917,851
                                                         --------            --------          ----------
  Realized and unrealized gain (loss) on
    investments. . . . . . . . . . . . . . . . . .        169,688            (453,522)            917,851
                                                         --------            --------          ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . . . . .       $847,463            $134,134          $1,340,849
                                                         --------            --------          ----------
                                                         --------            --------          ----------



                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
U.S. TREASURY SECURITIES, SERIES I

STATEMENTS OF CHANGES IN NET ASSETS


                                                                       2002 TRUST
                                                                 YEARS ENDED DECEMBER 31,
                                                           1997                1996               1995
OPERATIONS:
  Net investment income. . . . . . . . . . . . . .    $   677,775          $  587,656          $  422,998
  Realized gain on securities sold . . . . . . . .         24,811              26,301
  Unrealized appreciation (depreciation) of
    investments. . . . . . . . . . . . . . . . . .        144,877            (479,823)            917,851
                                                      -----------          ----------          ----------
  Net increase in net assets resulting
    from operations. . . . . . . . . . . . . . . .        847,463             134,134           1,340,849
                                                      -----------          ----------          ----------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units . . . . . . . . . .      1,602,921             999,668           3,151,933
  Redemptions of units . . . . . . . . . . . . . .       (329,153)           (593,312)         __________
                                                      -----------          ----------          ----------

  Net capital share transactions . . . . . . . . .      1,273,768             406,356           3,151,933
                                                      -----------          ----------          ----------

NET INCREASE IN NET ASSETS . . . . . . . . . . . .      2,121,231             540,490           4,492,782

NET ASSETS, BEGINNING OF YEAR. . . . . . . . . . .      8,887,315           8,346,825           3,854,043
                                                      -----------          ----------          ----------

NET ASSETS, END OF YEAR. . . . . . . . . . . . . .    $11,008,546          $8,887,315          $8,346,825
                                                      -----------          ----------          ----------
                                                      -----------          ----------          ----------

UNIT VALUE, END OF YEAR. . . . . . . . . . . . . .        $.79373             $.73334             $.72184
                                                      -----------          ----------          ----------
                                                      -----------          ----------          ----------

UNITS OUTSTANDING, END OF YEAR . . . . . . . . . .     13,869,363          12,118,903          11,563,316
                                                      -----------          ----------          ----------
                                                      -----------          ----------          ----------



                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES J

STATEMENT OF CONDITION
AS OF DECEMBER 31, 1997


                                                       2013 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) . . . . . . . . . .     $1,454,593
  Other. . . . . . . . . . . . . . . . . . . . . .          1,265
                                                       ----------

           Total trust property. . . . . . . . . .      1,455,858

LESS LIABILITY - Other . . . . . . . . . . . . . .             80
                                                       ----------

NET ASSETS (Note 2). . . . . . . . . . . . . . . .     $1,455,778
                                                       ----------
                                                       ----------

UNITS OUTSTANDING. . . . . . . . . . . . . . . . .      3,548,349
                                                       ----------
                                                       ----------

UNIT VALUE . . . . . . . . . . . . . . . . . . . .        $.41027
                                                       ----------
                                                       ----------

                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES J

STATEMENTS OF OPERATIONS



                                                                              2013 TRUST
                                                                   YEARS ENDED DECEMBER 31,
                                                            1997               1996                1995
INVESTMENT INCOME:
  Interest income. . . . . . . . . . . . . . . . .       $  1,279            $  1,409            $  2,715
  Accretion of original issue discount . . . . . .         82,526              89,578             177,770
  Trustee's fees and expenses. . . . . . . . . . .         (1,280)             (1,266)             (2,236)
                                                         --------            --------            --------

  Net investment income. . . . . . . . . . . . . .         82,525              89,721             178,249
                                                         --------            --------            --------
REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS:
  Realized gain on securities sold
    or redeemed. . . . . . . . . . . . . . . . . .              0              56,841             196,847
  Unrealized appreciation (depreciation) of
    investments. . . . . . . . . . . . . . . . . .        157,252            (241,371)            526,105
                                                         --------            --------            --------
  Realized and unrealized gain (loss) on
    investments. . . . . . . . . . . . . . . . . .        157,252            (184,530)            722,952
                                                         --------            --------            --------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS. . . . . . . . . . . .       $239,777            $(94,809)           $901,201
                                                         --------            --------            --------
                                                         --------            --------            --------



                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES J

STATEMENTS OF CHANGES IN NET ASSETS


                                                                           2013 TRUST
                                                                   YEARS ENDED DECEMBER 31,
                                                          1997                 1996               1995
OPERATIONS:
  Net investment income. . . . . . . . . . . . . .     $   82,525          $   89,721          $  178,249
  Realized gain on securities sold . . . . . . . .              0              56,841             196,847
  Unrealized appreciation (depreciation) of
    investments. . . . . . . . . . . . . . . . . .        157,252            (241,371)            526,105
                                                       ----------           ---------           ---------
  Net increase (decrease) in net assets resulting
    from operations. . . . . . . . . . . . . . . .        239,777             (94,809)            901,201
                                                       ----------           ---------           ---------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units . . . . . . . . . .              0             277,784           1,141,322
  Redemption of units. . . . . . . . . . . . . . .              0            (475,164)         (2,823,552)
                                                       ----------           ---------           ---------

  Net capital share transactions . . . . . . . . .              0            (197,380)         (1,682,230)
                                                       ----------           ---------           ---------

NET INCREASE (DECREASE) IN NET ASSETS. . . . . . .        239,777            (292,189)           (781,029)

NET ASSETS, BEGINNING OF YEAR. . . . . . . . . . .      1,216,001           1,508,190           2,289,219
                                                       ----------           ---------           ---------

NET ASSETS, END OF YEAR. . . . . . . . . . . . . .     $1,455,778          $1,216,001          $1,508,190
                                                       ----------           ---------           ---------
                                                       ----------           ---------           ---------

UNIT VALUE, END OF YEAR. . . . . . . . . . . . . .        $.41027             $.34269             $.35977
                                                       ----------           ---------           ---------
                                                       ----------           ---------           ---------

UNITS OUTSTANDING, END OF YEAR . . . . . . . . . .      3,548,349           3,548,349           4,192,101
                                                       ----------           ---------           ---------
                                                       ----------           ---------           ---------



                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTS OF CONDITION
AS OF DECEMBER 31, 1997



                                                       2004 TRUST          2014 TRUST
TRUST PROPERTY:
  Investment in marketable securities
    (see Portfolio and Note 1) . . . . . . . . . .     $8,050,466         $20,274,273
  Other. . . . . . . . . . . . . . . . . . . . . .          1,776              17,468
                                                       ----------         -----------

           Total trust property. . . . . . . . . .      8,052,242          20,291,741

LESS LIABILITY - Other . . . . . . . . . . . . . .            848               3,454
                                                       ----------         -----------

NET ASSETS (Note 2). . . . . . . . . . . . . . . .     $8,051,394         $20,288,287
                                                       ----------         -----------
                                                       ----------         -----------

UNITS OUTSTANDING. . . . . . . . . . . . . . . . .     11,401,318          53,023,893
                                                       ----------         -----------
                                                       ----------         -----------

UNIT VALUE . . . . . . . . . . . . . . . . . . . .        $.70618             $.38263
                                                       ----------         -----------
                                                       ----------         -----------



                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTS OF OPERATIONS


                                                                          2004 TRUST
                                                                   YEARS ENDED DECEMBER 31,
                                                          1997                 1996                 1995
INVESTMENT INCOME:
  Interest income. . . . . . . . . . . . . . . . .     $    4,366            $  4,441          $    3,399
  Accretion of original issue discount . . . . . .        556,688             543,331             382,113
  Trustee's fees and expenses. . . . . . . . . . .         (4,217)             (4,777)             (2,324)
                                                       ----------           ---------           ---------
  Net investment income. . . . . . . . . . . . . .        556,837             542,995             383,188
                                                       ----------           ---------           ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain on securities sold . . . . . . . .        429,318              83,953               9,233
  Unrealized appreciation (depreciation)
    of investments . . . . . . . . . . . . . . . .        152,350            (586,245)          1,024,439
                                                       ----------           ---------           ---------
  Realized and unrealized gain (loss) on
    investments. . . . . . . . . . . . . . . . . .        581,668            (502,292)          1,033,672
                                                       ----------           ---------           ---------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS. . . . . . . . . . . . . . . . .     $1,138,505            $ 40,703          $1,416,860
                                                       ----------           ---------           ---------
                                                       ----------           ---------           ---------


                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTS OF OPERATIONS


                                                                             2014 TRUST
                                                                      YEARS ENDED DECEMBER 31,
                                                          1997                 1996               1995
INVESTMENT INCOME:
  Interest income. . . . . . . . . . . . . . . . .     $   21,572           $  23,635          $   10,839
  Accretion of original issue discount . . . . . .      1,515,782           1,600,126             790,915
  Trustee's fees and expenses. . . . . . . . . . .        (15,987)            (17,481)             (8,616)
                                                       ----------           ---------           ---------
  Net investment income. . . . . . . . . . . . . .      1,521,367           1,606,280             793,138
                                                       ----------           ---------           ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Realized gain (loss) on securities sold. . . . .          2,627            (688,528)          2,112,868
  Unrealized appreciation (depreciation)
    of investments . . . . . . . . . . . . . . . .      2,654,490          (1,102,292)            980,160
                                                       ----------           ---------           ---------
  Realized and unrealized gain (loss)
    on investments . . . . . . . . . . . . . . . .      2,657,117          (1,790,820)          3,093,028
                                                       ----------           ---------           ---------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS. . . . . . . . . . . .     $4,178,484          $ (184,540)         $3,886,166
                                                       ----------           ---------           ---------
                                                       ----------           ---------           ---------



                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTS OF CHANGES IN NET ASSETS


                                                                         2004 TRUST
                                                                  YEARS ENDED DECEMBER 31,
                                                          1997                 1996                1995
OPERATIONS:
  Net investment income. . . . . . . . . . . . . .     $  556,837          $  542,995          $  383,188
  Realized gain on securities sold . . . . . . . .        429,318              83,953               9,233
  Unrealized appreciation (depreciation)
    of investments . . . . . . . . . . . . . . . .        152,350            (586,245)          1,024,439
                                                       ----------           ---------           ---------
  Net increase (decrease) in net assets
    resulting from operations. . . . . . . . . . .      1,138,505              40,703           1,416,860
                                                       ----------           ---------           ---------
CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units . . . . . . . . . .        513,283           2,528,106           2,339,663
  Redemptions of units . . . . . . . . . . . . . .     (2,219,459)         (1,342,267)           (561,188)
                                                       ----------           ---------           ---------

  Net capital share transactions . . . . . . . . .     (1,706,176)          1,185,839           1,778,475
                                                       ----------           ---------           ---------
NET INCREASE (DECREASE) IN NET ASSETS. . . . . . .       (567,671)          1,226,542           3,195,335

NET ASSETS, BEGINNING OF YEAR. . . . . . . . . . .      8,619,065           7,392,523           4,197,188
                                                       ----------           ---------           ---------

NET ASSETS, END OF YEAR. . . . . . . . . . . . . .     $8,051,394          $8,619,065          $7,392,523
                                                       ----------           ---------           ---------
                                                       ----------           ---------           ---------

UNIT VALUE, END OF YEAR. . . . . . . . . . . . . .        $.70618             $.63949             $.63931
                                                       ----------           ---------           ---------
                                                       ----------           ---------           ---------

UNITS OUTSTANDING, END OF YEAR . . . . . . . . . .     11,401,318          13,477,969          11,563,330
                                                       ----------           ---------           ---------
                                                       ----------           ---------           ---------

                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES, SERIES K

STATEMENTS OF CHANGES IN NET ASSETS


                                                                         2014 TRUST
                                                                   YEARS ENDED DECEMBER 31,
                                                           1997               1996                1995
OPERATIONS:
  Net investment income. . . . . . . . . . . . . .     $1,521,367         $ 1,606,280         $   793,138
  Realized gain (loss) on securities sold. . . . .          2,627            (688,528)          2,112,868
  Unrealized appreciation (depreciation)
    of investments . . . . . . . . . . . . . . . .      2,654,490          (1,102,292)            980,160
                                                       ----------           ---------           ---------

  Net increase (decrease) in net assets
    resulting from operations. . . . . . . . . . .      4,178,484            (184,540)          3,886,166
                                                       ----------           ---------           ---------

CAPITAL SHARE TRANSACTIONS (NOTE 3):
  Issuance of additional units . . . . . . . . . .      5,440,489          20,777,671          22,696,883
  Redemptions of units . . . . . . . . . . . . . .    (10,272,293)        (12,608,859)        (17,927,869)
                                                       ----------           ---------           ---------

  Net capital share transactions . . . . . . . . .     (4,831,804)          8,168,812           4,769,014
                                                       ----------           ---------           ---------

NET INCREASE (DECREASE) IN NET ASSETS. . . . . . .       (653,320)          7,984,272           8,655,180

NET ASSETS, BEGINNING OF YEAR. . . . . . . . . . .     20,941,607          12,957,335           4,302,155
                                                       ----------           ---------           ---------

NET ASSETS, END OF YEAR. . . . . . . . . . . . . .    $20,288,287         $20,941,607         $12,957,335
                                                       ----------           ---------           ---------
                                                       ----------           ---------           ---------

UNIT VALUE, END OF YEAR. . . . . . . . . . . . . .        $.38263             $.31570             $.33349
                                                       ----------           ---------           ---------
                                                       ----------           ---------           ---------

UNITS OUTSTANDING, END OF YEAR . . . . . . . . . .     53,023,893          66,334,438          38,853,887
                                                       ----------           ---------           ---------
                                                       ----------           ---------           ---------



                          See Notes to Financial Statements.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Funds are registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

     (a) Securities are stated at value as determined by an independent evaluator based on bid side evaluations for the securities.

     (b) Cost of securities is based on offering side evaluations for the securities at Dates of Deposit. Cost of securities subsequent to such dates has been adjusted to include the accretion of original issue discount on the Stripped Treasury Securities. Realized gain and loss on sales of securities are determined using the first-in, first-out cost basis.

     (c) The Funds are not subject to income taxes. Accordingly, no provision for such taxes is required.

2.   NET ASSETS, DECEMBER 31, 1997

     Series A (2003 Trust)

     Cost of 65,677,446 units at Dates of Deposit               $15,978,478
     Less sales charge . . . . . . . . . . . . . . . . . . .        279,623
                                                                ------------
     Net amount applicable to Holders. . . . . . . . . . . .     15,698,855
     Realized gain on securities sold. . . . . . . . . . . .     12,566,008
     Unrealized appreciation of investments. . . . . . . . .      7,019,245
     Redemptions of units - net cost of units redeemed less
       redemption amounts. . . . . . . . . . . . . . . . . .     (6,854,946)
     Undistributed net investment income . . . . . . . . . .     19,486,400
                                                                ------------

     Net assets. . . . . . . . . . . . . . . . . . . . . . .    $47,915,562
                                                                ------------
                                                                ------------

     Series B (2001 Trust)

     Cost of 57,433,435 units at Dates of Deposit               $17,997,077
     Less sales charge . . . . . . . . . . . . . . . . . . .        269,956
                                                                ------------
     Net amount applicable to Holders. . . . . . . . . . . .     17,727,121
     Realized gain on securities sold. . . . . . . . . . . .     14,104,485
     Unrealized appreciation of investments. . . . . . . . .      2,343,670
     Redemptions of units - net cost of units redeemed less
       redemption amounts. . . . . . . . . . . . . . . . . .     (4,407,572)
     Undistributed net investment income . . . . . . . . . .     18,677,621
                                                                ------------

     Net assets. . . . . . . . . . . . . . . . . . . . . . .    $48,445,325
                                                                ------------
                                                                ------------


                                         D-45

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS

2.   NET ASSETS, DECEMBER 31, 1997 (Continued)

     Series B (2005 Trust)
     Cost of 33,242,884 units at Dates of Deposit               $ 8,059,009
     Less sales charge . . . . . . . . . . . . . . . . . . .        141,033
                                                                ------------
     Net amount applicable to Holders. . . . . . . . . . . .      7,917,976
     Realized gain on securities sold. . . . . . . . . . . .      5,919,736
     Unrealized appreciation of investments. . . . . . . . .      2,755,304
     Redemptions of units - redemption amounts less net cost
       of units redeemed . . . . . . . . . . . . . . . . . .       (320,836)
     Undistributed net investment income . . . . . . . . . .      6,093,657
                                                                ------------

     Net assets. . . . . . . . . . . . . . . . . . . . . . .    $22,365,837
                                                                ------------
                                                                ------------

     Series C (2006 Trust)

     Cost of 11,228,372 units at Dates of Deposit               $ 3,072,975
     Less sales charge . . . . . . . . . . . . . . . . . . .         53,777
                                                                ------------
     Net amount applicable to Holders. . . . . . . . . . . .      3,019,198
     Realized gain on securities sold. . . . . . . . . . . .      1,551,821
     Unrealized appreciation of investments. . . . . . . . .        544,411
     Redemptions of units - net cost of units redeemed less
       redemption amounts. . . . . . . . . . . . . . . . . .        982,813
     Undistributed net investment income . . . . . . . . . .      1,140,340
                                                                ------------

     Net assets. . . . . . . . . . . . . . . . . . . . . . .    $ 7,238,583
                                                                ------------
                                                                ------------

     Series D (2007 Trust)

     Cost of 21,784,452 units at Dates of Deposit               $ 4,251,908
     Less sales charge . . . . . . . . . . . . . . . . . . .         85,038
                                                                ------------
     Net amount applicable to Holders. . . . . . . . . . . .      4,166,870
     Realized gain on securities sold. . . . . . . . . . . .      4,298,472
     Unrealized appreciation of investments. . . . . . . . .      2,667,726
     Redemptions of units - net cost of units redeemed less
       redemption amounts. . . . . . . . . . . . . . . . . .     (2,116,954)
     Undistributed net investment income . . . . . . . . . .      4,158,897
                                                                ------------

     Net assets. . . . . . . . . . . . . . . . . . . . . . .    $13,175,011
                                                                ------------
                                                                ------------

     Series E (1998 Trust)

     Cost of 49,683,455 units at Dates of Deposit               $24,225,299
     Less sales charge . . . . . . . . . . . . . . . . . . .        363,379
                                                                ------------
     Net amount applicable to Holders. . . . . . . . . . . .     23,861,920
     Realized gain on securities sold. . . . . . . . . . . .      5,461,534
     Unrealized appreciation of investments. . . . . . . . .        250,977
     Redemptions of units - net cost of units redeemed less
       redemption amounts. . . . . . . . . . . . . . . . . .        (46,246)
     Undistributed net investment income . . . . . . . . . .     19,911,274
                                                                ------------

     Net assets. . . . . . . . . . . . . . . . . . . . . . .    $49,439,459
                                                                ------------
                                                                ------------


                                         D-46

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS

2.   NET ASSETS, DECEMBER 31, 1997 (Continued)

     Series E (2008 Trust)
     Cost of 40,840,808 units at Dates of Deposit               $ 8,087,533
     Less sales charge . . . . . . . . . . . . . . . . . . .        161,751
                                                                ------------
     Net amount applicable to Holders. . . . . . . . . . . .      7,925,782
     Realized gain on securities sold. . . . . . . . . . . .      9,519,014
     Unrealized appreciation of investments. . . . . . . . .      4,752,347
     Redemptions of units - net cost of units redeemed less
       redemption amounts. . . . . . . . . . . . . . . . . .     (6,318,977)
     Undistributed net investment income . . . . . . . . . .      6,931,290
                                                                ------------

     Net assets. . . . . . . . . . . . . . . . . . . . . . .    $22,809,456
                                                                ------------
                                                                ------------

     Series F (1999 Trust)

     Cost of 25,369,560 units at Dates of Deposit               $16,357,696
     Less sales charge . . . . . . . . . . . . . . . . . . .        163,577
                                                                ------------
     Net amount applicable to Holders. . . . . . . . . . . .     16,194,119
     Realized gain on securities sold. . . . . . . . . . . .        545,279
     Unrealized appreciation of investments. . . . . . . . .        274,866
     Redemptions of units - net cost of units redeemed less
       redemption amounts. . . . . . . . . . . . . . . . . .      2,229,215
     Undistributed net investment income . . . . . . . . . .      4,597,474
                                                                ------------

     Net assets. . . . . . . . . . . . . . . . . . . . . . .    $23,840,953
                                                                ------------
                                                                ------------

     Series F (2009 Trust)

     Cost of 18,236,148 units at Dates of Deposit               $ 3,970,514
     Less sales charge . . . . . . . . . . . . . . . . . . .         39,705
                                                                ------------
     Net amount applicable to Holders. . . . . . . . . . . .      3,930,809
     Realized loss on securities sold. . . . . . . . . . . .       (233,281)
     Unrealized appreciation of investments. . . . . . . . .      2,010,911
     Redemptions of units - net cost of units redeemed less
       redemption amounts. . . . . . . . . . . . . . . . . .      1,144,636
     Undistributed net investment income . . . . . . . . . .      2,726,877
                                                                ------------

     Net assets. . . . . . . . . . . . . . . . . . . . . . .    $ 9,579,952
                                                                ------------
                                                                ------------

     Series G (2000 Trust)

     Cost of 25,575,784 units at Dates of Deposit               $15,132,870
     Less sales charge . . . . . . . . . . . . . . . . . . .        226,993
                                                                ------------
     Net amount applicable to Holders. . . . . . . . . . . .     14,905,877
     Realized gain on securities sold. . . . . . . . . . . .        455,815
     Unrealized appreciation of investments. . . . . . . . .        560,993
     Redemptions of units - net cost of units redeemed less
       redemption amounts. . . . . . . . . . . . . . . . . .      1,889,491
     Undistributed net investment income . . . . . . . . . .      4,944,145
                                                                ------------

     Net assets. . . . . . . . . . . . . . . . . . . . . . .    $22,756,321
                                                                ------------
                                                                ------------


                                         D-47

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS

2.   NET ASSETS, DECEMBER 31, 1997 (Continued)

     Series G (2010 Trust)
     Cost of 17,212,004 units at Dates of Deposit               $ 4,394,701
     Less sales charge . . . . . . . . . . . . . . . . . . .         87,894
                                                                ------------
     Net amount applicable to Holders. . . . . . . . . . . .      4,306,807
     Realized gain on securities sold. . . . . . . . . . . .      2,726,906
     Unrealized appreciation of investments. . . . . . . . .        663,314
     Redemptions of units - net cost of units redeemed less
       redemption amounts. . . . . . . . . . . . . . . . . .        392,784
     Undistributed net investment income . . . . . . . . . .        331,215
                                                                ------------

     Net assets. . . . . . . . . . . . . . . . . . . . . . .    $ 8,421,026
                                                                ------------
                                                                ------------

     Series H (2011 Trust)

     Cost of 3,824,917 units at Dates of Deposit                $ 1,054,499
     Less sales charge . . . . . . . . . . . . . . . . . . .         21,090
                                                                ------------
     Net amount applicable to Holders. . . . . . . . . . . .      1,033,409
     Realized gain on securities sold. . . . . . . . . . . .        658,774
     Unrealized appreciation of investments. . . . . . . . .        248,588
     Redemptions of units - net cost of units redeemed less
       redemption amounts. . . . . . . . . . . . . . . . . .       (449,955)
     Undistributed net investment income . . . . . . . . . .        290,422
                                                                ------------

     Net assets. . . . . . . . . . . . . . . . . . . . . . .    $ 1,781,238
                                                                ------------
                                                                ------------

     Series I (2002 Trust)

     Cost of 13,869,363 units at Dates of Deposit               $ 8,697,624
     Less sales charge . . . . . . . . . . . . . . . . . . .        130,464
                                                                ------------
     Net amount applicable to Holders. . . . . . . . . . . .      8,567,160
     Realized gain on securities sold. . . . . . . . . . . .         84,766
     Unrealized appreciation of investments. . . . . . . . .        458,137
     Redemptions of units - net cost of units redeemed less
       redemption amounts. . . . . . . . . . . . . . . . . .         29,346
     Undistributed net investment income . . . . . . . . . .      1,869,137
                                                                ------------

     Net assets. . . . . . . . . . . . . . . . . . . . . . .    $11,008,546
                                                                ------------
                                                                ------------

     Series J (2013 Trust)

     Cost of 3,548,349 units at Dates of Deposit                $   936,698
     Less sales charge . . . . . . . . . . . . . . . . . . .         18,734
                                                                ------------
     Net amount applicable to Holders. . . . . . . . . . . .        917,964
     Realized loss on securities sold. . . . . . . . . . . .        (15,485)
     Unrealized appreciation of investments. . . . . . . . .        278,140
     Redemptions of units - net cost of units redeemed less
       redemption amounts. . . . . . . . . . . . . . . . . .         72,037
     Undistributed net investment income . . . . . . . . . .        203,122
                                                                ------------

     Net assets. . . . . . . . . . . . . . . . . . . . . . .    $ 1,455,778
                                                                ------------
                                                                ------------


                                         D-48

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS


2.   NET ASSETS, DECEMBER 31, 1997 (Concluded)

     Series K (2004 Trust)
     Cost of 11,401,318 units at Dates of Deposit               $ 6,384,046
     Less sales charge . . . . . . . . . . . . . . . . . . .         95,761
                                                                ------------
     Net amount applicable to Holders. . . . . . . . . . . .      6,288,285
     Realized gain on securities sold. . . . . . . . . . . .        522,504
     Unrealized appreciation of investments. . . . . . . . .        466,139
     Redemption of units - net cost of units redeemed less
       redemption amounts. . . . . . . . . . . . . . . . . .       (246,509)
     Undistributed net investment income . . . . . . . . . .      1,020,975
                                                                ------------

     Net assets. . . . . . . . . . . . . . . . . . . . . . .    $ 8,051,394
                                                                ------------
                                                                ------------

     Series K (2014 Trust)

     Cost of 53,023,893 units at Dates of Deposit               $15,264,615
     Less sales charge . . . . . . . . . . . . . . . . . . .        305,292
                                                                ------------
     Net amount applicable to Holders. . . . . . . . . . . .     14,959,323
     Realized gain on securities sold. . . . . . . . . . . .      1,218,362
     Unrealized appreciation of investments. . . . . . . . .      2,707,506
     Redemptions of units - net cost of units redeemed less
       redemption amounts. . . . . . . . . . . . . . . . . .         27,025
     Undistributed net investment income . . . . . . . . . .      1,376,071
                                                                ------------

     Net assets. . . . . . . . . . . . . . . . . . . . . . .    $20,288,287
                                                                ------------
                                                                ------------

3.   CAPITAL SHARE TRANSACTIONS

     Additional units were issued as follows:


          Series    Trust           1997           1996           1995
          A          2003        295,618        335,709      1,593,397
          B          2001        499,725      1,049,370      3,772,845
          B          2005      1,222,534      2,047,138      4,044,894
          C          2006        420,107      5,142,683      1,643,266
          D          2007      2,872,766        397,026      1,647,168
          E          1998      2,303,048        908,181      3,055,836
          E          2008              0      2,285,094              0
          F          1999      1,330,068        923,519      5,041,514
          F          2009              0        389,225      1,297,277
          G          2000      2,356,540        596,716      6,914,376
          G          2010     13,001,876      7,645,028     12,489,075
          H          2011              0      1,105,160        739,495
          I          2002      2,168,572      1,390,455      4,942,387
          J          2013              0        829,985      4,474,457
          K          2004        770,557      4,088,054      4,100,931
          K          2014     16,314,688     68,769,448     81,964,087



                                         D-49

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

NOTES TO FINANCIAL STATEMENTS

3.        CAPITAL SHARE TRANSACTIONS (Continued)

          Units were redeemed as follows:

          Series    Trust           1997           1996           1995
          A           2003      8,066,861      7,108,646      7,425,541
          B           2001      5,992,055      7,988,798      7,651,862
          B           2005      2,976,435      3,967,657      3,649,919
          C           2006      2,117,172      1,604,908      1,857,449
          D           2007        529,607      1,057,295      3,972,162
          E           1998     10,489,916      6,522,998      3,960,763
          E           2008      4,049,357      7,812,795      4,865,875
          F           1999      2,826,672      2,054,556      4,376,450
          F           2009      2,422,964      1,612,044      3,769,847
          G           2000      3,340,861      1,673,631      2,622,975
          G           2010     15,603,490      7,393,245     15,339,995
          H           2011      2,616,292              0      4,223,599
          I           2002        418,112        834,868              0
          J           2013              0      1,473,737      9,769,879
          K           2004      2,847,208      2,173,415      1,001,383
          K           2014     29,625,233      4,288,897     62,372,256


     Units may be redeemed at the office of the Trustee upon tender thereof generally on any business day or, in the case of uncertificated units, upon delivery of a request for redemption and payment of any relevant tax. The Trustee will redeem units either in cash or in kind at the option of the Holder as specified in writing to the Trustee.

4.   INCOME TAXES

     All items of income received, accretion of original issue discount, expenses paid, and realized gains and losses on securities sold are attributable to the Holders, on a pro rata basis, for Federal income tax purposes in accordance with the grantor trust rules of the United States Internal Revenue Code.

     At December 31, 1997, the cost of investment securities for Federal income tax purposes was approximately equivalent to the adjusted cost as shown in each Trust's portfolio.

5.   DISTRIBUTIONS

     It is anticipated that each Trust will not make any distributions until the first business day following the maturity of its holdings in the Stripped Treasury Securities which are noninterest-bearing.

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

PORTFOLIOS
AS OF DECEMBER 31, 1997


   PORTFOLIO NO.                                                                ADJUSTED
    AND TITLE OF                     INTEREST                      FACE           COST          VALUE
     SECURITIES                        RATE        MATURITIES     AMOUNT        (NOTE A)       (NOTE A)
Series A (2003 Trust)

1 Stripped Treasury
    Securities (Note B)                    0%        8/15/03    $65,532,625    $40,570,381    $47,574,368
2 U.S. Treasury Bonds                  11.125        8/15/03        210,475        248,888        264,146
                                                                -----------    -----------    -----------

  Total                                                         $65,743,100    $40,819,269    $47,838,514
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------

Series B (2001 Trust)

1 Stripped Treasury
    Securities (Note B)                    0%        2/15/01    $57,468,325    $45,828,083    $48,181,281
2 U.S. Treasury Bonds                  11.750        2/15/01        170,543        209,543        200,015
                                                                -----------    -----------    -----------

  Total                                                         $57,638,868    $46,037,626    $48,381,296
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------

Series B (2005 Trust)

1 Stripped Treasury
    Securities (Note B)                    0%        2/15/05    $33,444,940    $19,456,757    $22,211,748
2 U.S. Treasury Bonds                  11.625       11/15/04        100,237        132,658        132,971
                                                                -----------    -----------    -----------

  Total                                                         $33,545,177    $19,589,415    $22,344,719
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------

Series C (2006 Trust)

1 Stripped Treasury
    Securities (Note B)                    0%        2/15/06    $11,503,000    $ 6,645,333    $ 7,189,284
2 U.S. Treasury Bonds                   9.375        2/15/06         38,303         46,677         47,137
                                                                -----------    -----------    -----------

  Total                                                         $11,541,303    $ 6,692,010    $ 7,236,421
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------

Series D (2007 Trust)

1 Stripped Treasury
    Securities (Note B)                    0%        2/15/07    $22,222,000    $10,419,950    $13,075,957
2 U.S. Treasury Bonds                   9.375       2/15/06          79,307         85,878         97,597
                                                                -----------    -----------    -----------

  Total                                                         $22,301,307    $10,505,828    $13,173,554
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------


                                         D-51

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

PORTFOLIOS
AS OF DECEMBER 31, 1997


   PORTFOLIO NO.                                                                ADJUSTED
    AND TITLE OF                     INTEREST                      FACE           COST          VALUE
     SECURITIES                        RATE        MATURITIES     AMOUNT        (NOTE A)       (NOTE A)

Series E (1998 Trust)

1 Stripped Treasury
     Securities (Note B)                   0%        2/15/98    $49,509,000    $48,923,534    $49,174,319
2 U.S. Treasury Notes                   8.125        2/15/98        215,839        216,254        216,446
                                                                -----------    -----------    -----------

  Total                                                         $49,724,839    $49,139,788    $49,390,765
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------

Series E (2008 Trust)

1 Stripped Treasury
     Securities (Note B)                   0%        2/15/08    $40,815,000    $17,865,689    $22,593,960
2 U.S. Treasury Bonds                   9.375        2/15/06        156,904        169,014        193,090
                                                                -----------    -----------    -----------

  Total                                                         $40,971,904    $18,034,703    $22,787,050
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------

Series F (1999 Trusts)

1 Stripped Treasury
     Securities (Note B)                   0%        2/15/99    $25,272,000    $23,456,395    $23,735,967
2 U.S. Treasury Notes                   8.875        2/15/99         99,657        107,758        103,052
                                                                -----------    -----------    -----------

  Total                                                         $25,371,657    $23,564,153    $23,839,019
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------

Series F (2009 Trust)

1 Stripped Treasury
    Securities (Note B)                    0%        2/15/09    $18,262,000    $ 7,480,454    $ 9,484,188
2 U.S. Treasury Bonds                  9.375         2/15/06         71,525         80,843         88,020
                                                                -----------    -----------    -----------

  Total                                                         $18,333,525    $ 7,561,297    $ 9,572,208
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------


                                         D-52

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

PORTFOLIOS
AS OF DECEMBER 31, 1997


   PORTFOLIO NO.                                                                ADJUSTED
    AND TITLE OF                     INTEREST                      FACE           COST          VALUE
     SECURITIES                        RATE        MATURITIES     AMOUNT        (NOTE A)       (NOTE A)

Series G (2000 Trust)

1 Stripped Treasury
     Securities (Note B)                   0%        2/15/00    $25,508,000    $22,080,035    $22,643,452
2 U.S. Treasury Notes                   8.500        2/15/00        104,227        112,448        110,024
                                                                -----------    -----------    -----------

  Total                                                         $25,612,227    $22,192,483    $22,753,476
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------

Series G (2010 Trust)

1 Stripped Treasury
     Securities (Note B)                   0%        2/15/10    $17,076,000    $ 7,670,078    $ 8,331,210
2 U.S. Treasury Bonds                   9.375        2/15/06         68,128         81,658         83,840
                                                                -----------    -----------    -----------

  Total                                                         $17,144,128    $ 7,751,736    $ 8,415,050
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------

Series H (2011 Trust)

1 Stripped Treasury
    Securities (Note B)                    0%        2/15/11    $ 3,839,000    $ 1,512,434    $ 1,760,834
2 U.S. Treasury Bonds                   9.375        2/15/06         15,092         18,385         18,573
                                                                -----------    -----------    -----------

  Total                                                         $ 3,854,092    $ 1,530,819    $ 1,779,407
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------

Series I (2002 Trust)

1 Stripped Treasury
     Securities (Note B)                   0%       02/15/02    $13,815,000    $10,480,513    $10,937,750
2 U.S. Treasury Notes                   7.500       11/15/01         66,638         69,778         70,678
                                                                -----------    -----------    -----------

     Total                                                      $13,881,638    $10,550,291    $11,008,428
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------

Series J (2013 Trust)

1 Stripped Treasury
     Securities (Note B)                   0%       02/15/13   $ 3,552,000    $ 1,161,081    $ 1,438,205
2 U.S. Treasury Bonds                  10.375     11/15/12(C)        12,328         15,373         16,388
                                                                -----------    -----------    -----------

  Total                                                         $ 3,564,328    $ 1,176,454    $ 1,454,593
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------


                                         D-53

THE MERRILL LYNCH FUND OF STRIPPED ("ZERO")
  U.S. TREASURY SECURITIES

PORTFOLIOS
AS OF DECEMBER 31, 1997


   PORTFOLIO NO.                                                                ADJUSTED
    AND TITLE OF                     INTEREST                      FACE           COST          VALUE
     SECURITIES                        RATE        MATURITIES     AMOUNT        (NOTE A)       (NOTE A)

Series K (2004 Trust)

1 Stripped Treasury
     Securities (Note B)                   0%        2/15/04    $11,318,000    $ 7,519,336    $ 7,981,340
2 U.S. Treasury Notes                   5.875        2/15/04         68,505         64,992         69,126
                                                                -----------    -----------    -----------

  Total                                                         $11,386,505    $ 7,584,328    $ 8,050,466
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------


Series K (2014 Trust)

1 Stripped Treasury
     Securities (Note B)                   0%        2/15/14    $52,482,000    $17,326,607    $20,016,635
2 U.S. Treasury Bonds                  11.250        2/15/15        164,428        240,160        257,638
                                                                -----------    -----------    -----------

  Total                                                         $52,646,428    $17,566,767    $20,274,273
                                                                -----------    -----------    -----------
                                                                -----------    -----------    -----------



Note A -  See Note 1 to Financial Statements.

Note B - Stripped Treasury Securities consist of one or more of the following types of securities: (a) U.S. Treasury debt obligations which have been stripped of their remaining interest coupons, (b) interest coupons which have been stripped from U.S. Treasury debt obligations, and (c) receipts or certificates for underlying stripped U.S. Treasury debt obligations. The receipts or certificates evidence ownership of future interest or principal payments on U.S. Treasury notes or bonds. The receipts or certificates are issued in registered form by a major bank which acts as custodian and nominal holder of the underlying stripped U.S. Treasury debt obligation. The Stripped Treasury Securities are payable in full at maturity at their stated maturity amount and are not subject to redemption prior to maturity. The Stripped Treasury Securities do not make any periodic payments of interest.

Note C -  Callable at par commencing 11/15/07.

--------------------------------------------------------------------------------

MERRILL LYNCH SERIES FUND, INC.
Directors and Officers
--------------------------------------------------------------------------------

TERRY K. GLENN-President and Director

JACK B. SUNDERLAND-Director

STEPHEN B. SWENSRUD-Director

J. THOMAS TOUCHTON-Director

LAWRENCE R. FULLER-Senior Vice President

JAY C. HARBECK-Senior Vice President

NORMAN R. HARVEY-Senior Vice President

VINCENT T. LATHBURY III-Senior Vice President

KEVIN MCKENNA-Senior Vice President

JOSEPH T. MONAGLE JR.-Senior Vice President

THOMAS R. ROBINSON-Senior Vice President

DONALD C. BURKE-Vice President

JOEL HEYMSFELD-Vice President

JACQUELINE ROGERS-Vice President

ALDONA SCHWARTZ-Vice President

ROBERT M. SHEARER-Vice President

GERALD M. RICHARD-Treasurer

JENNIFER L. SAWIN-Secretary

PRINCIPAL OFFICE OF THE FUND
Box 9011
Princeton, New Jersey 08453-9011

CUSTODIAN
The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863

--------------------------------------------------------------------------------

We are pleased to announce that, effective December 16, 1997, Robert M. Shearer has been appointed Senior Portfolio Manager, and is responsible for the day-to-day management of Natural Resources Portfolio. Mr. Shearer has been employed by Merrill Lynch Asset Management, L.P. since 1997 as Associate Portfolio Manager of the Portfolio. Prior thereto, he was Vice President and Assistant Portfolio Manager at David L. Babson and Company, Inc. from 1996 to 1997, and was Vice President/Sector Manager at Concert Capital Management from 1993 to 1996.
--------------------------------------------------------------------------------

This report is authorized for distribution only to Policyowners of certain variable life insurance policies which are funded by shares of Merrill Lynch Series Fund, Inc. This report is not authorized for use as an offer of sale or solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For Money Reserve Portfolio, the Portfolio seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Portfolio is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

59828-12/97